UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

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HUNTINGTON BANCSHARES INCORPORATED

2024 Proxy Statement

OUR PURPOSE, VISION, AND VALUES

OUR PURPOSE

OUR VISION

To be the Leading People-First, Digitally Powered Bank

OUR VALUES

Can-do Attitude
Service Heart
Forward Thinking

A Letter from Our Board’s Leadership

Stephen D. Steinour Chairman, President, and CEO	David L. Porteous Independent Lead Director

Dear Fellow Shareholders:

We are pleased to invite you to the 2024 Annual Meeting of Shareholders to be held virtually on Wednesday, April 17, 2024, at 2:00 p.m. Eastern Time via webcast. We hope you will join us online and participate in this year’s meeting to consider the matters described in the following Notice of Annual Meeting and Proxy Statement and review highlights of the past year.

Throughout 2023, we operated from a position of strength, consistently supporting our colleagues, customers, and communities. While the banking sector experienced disruption at the beginning of the year, Huntington demonstrated resilience, with a balance sheet intentionally built over many years to sustain and benefit Huntington in such times. This foundation allowed us to leverage our robust capital base to accelerate investments in key initiatives to grow shareholder value while also managing credit quality and robust liquidity.

Huntington delivered full-year loan and deposit growth, added new customer relationships, and opportunistically accelerated the addition of new talent across the company. We expanded into new markets such as the Carolinas, and enhanced expertise in specialty commercial verticals through the addition of Fund Finance, Healthcare, and Native American Financial Services. Simultaneously, we continued to double down on our commitment to the local model by realigning our consumer businesses and establishing the Consumer and Regional Banking segment, and realizing revenue synergies in expanded markets such as the Twin Cities, Denver, Detroit, and Chicago.

Huntington also continued to invest in communities throughout 2023 through our $40 billion Community Plan, investing over $24 billion since June 2021. Our Lift Local Business program provided loan funding to more than 1,200 minority, woman, and veteran owned businesses since 2020 and received the 2023 Community Commitment Award for Economic Inclusion from the American Bankers Association Foundation. And, we are again the #1 SBA lender in the nation by loan volume for the sixth year in a row.

Attracting, developing, and retaining talent remain critical priorities for Huntington. Colleague feedback drove further enhancements to wellness and benefit programs, including expanded Military Duty Time Off for colleagues and immediate family members, enhanced fertility benefits, and strengthened onsite and virtual fitness offerings.

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Our Directors demonstrate our commitment to our Purpose and our culture. We bolstered expertise on our Board this year and welcomed new Director Rafael Diaz-Granados and returning Director Chris Inglis. Raphael brings extensive experience in strategic planning, investment, and executive leadership. Chris rejoins the Board following his service as U.S. National Cyber Director for the U.S. government. We have also nominated a new Director, Teresa Shea, for election at this year’s annual meeting. Teresa is a seasoned executive and recognized leader in intelligence and national security. For more information on Rafael, Chris, and Teresa, see the Director Nominees section of this Proxy Statement.

Details of the business to be conducted at the Annual Meeting and how to participate at the meeting are provided in the attached Notice of Annual Meeting and Proxy Statement. Your vote is important to us. Whether or not you attend the virtual Annual Meeting, we encourage you to read the Proxy Statement carefully and vote via the internet, telephone, or mail to ensure that your shares are represented.

Our culture is the bedrock of the Bank. Our colleagues are committed to customer service and the communities we serve. We believe we are well positioned to deliver substantial value creation in 2024 while managing expenses and liquidity. We are grateful for the extraordinary commitment of our colleagues and our Directors for their steadfast dedication and guidance throughout the year and to you, our shareholders, for your trust in our good company.

Thank you for your continued support of Huntington.

Best wishes,

Stephen D. Steinour Chairman, President, and CEO	David L. Porteous Independent Lead Director

March 7, 2024

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Notice of 2024 Annual Meeting
of Shareholders

April 17, 2024

Wednesday, 2:00 p.m. Eastern Time

Location

Online at meetnow.global/MWWP7JU

Matters to be Considered and Voted Upon:
Proposal 1	Election of Directors	FOR each Director nominee Page 22
Proposal 2	Advisory resolution to approve, on a non-binding basis, the compensation of executives as described in the proxy materials	FOR Page 83
Proposal 3	Ratification of the appointment of PwC as our independent registered public accounting firm for 2024	FOR Page 129
Proposal 4	Approval of the 2024 Long-Term Incentive Plan	FOR Page 136
Other business that properly comes before the meeting

Information for Shareholders Who Plan to Attend the 2024 Annual Meeting of Shareholders

Huntington’s Board is furnishing shareholders with this Proxy Statement to solicit proxies on its behalf to be exercised at the 2024 Annual Meeting of Shareholders, and any postponements or adjournments thereof, and we are first making this Proxy Statement available on or about March 7, 2024. Shareholders will be able to attend and participate in the Annual Meeting online, vote their shares electronically, and submit questions during the meeting by visiting meetnow.global/MWWP7JU at the meeting date and time.

Record Date: Huntington shareholders as of the close of business on February 14, 2024, will be entitled to vote at our annual meeting and at any postponements or adjournments of the meeting.

Your vote is important. Please submit your proxy as soon as possible via the internet, mail, or telephone. If your shares are held by a Broker, it is important that you provide instructions to your Broker so that your vote is counted on all matters.

2024 Virtual Annual Shareholder Meeting

The Board has determined to again hold a virtual annual meeting in order to facilitate shareholder attendance and participation by enabling shareholders to participate from any location and at no cost. Shareholders as of the Record Date will be able to attend the meeting online, vote shares electronically, and submit questions during the meeting by visiting  meetnow.global/MWWP7JU  at the meeting date and time. The meeting webcast will begin promptly at 2:00 p.m. Eastern Time on Wednesday, April 17, 2024. If you experience technical difficulties during the check-in process or during the meeting, please contact (888) 724-2416 (U.S. toll-free) or +1-781-575-2748 (outside of U.S.) for assistance. See the General Information on Voting and the Annual Meeting section of the Proxy Statement for additional information on how to participate in this year’s meeting.

By Order of the Board of Directors,

Anne Kruger

Senior Associate General Counsel and Secretary
March 7, 2024

HOW TO VOTE YOUR SHARES

Online

Registered holders
www.envisionreports.com/HBAN
Beneficial owners
Follow the instructions provided in your materials

By Phone

Call the phone number at the top of your proxy card

By Mail

Complete, sign, date, and return your proxy card in the envelope provided

Online during the meeting

Attend and vote online during the virtual annual meeting
Shareholders who hold their shares in street name should refer to the voting instructions provided by their Broker.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 17, 2024. The Proxy Statement and Annual Report to shareholders are available at www.edocumentview.com/HBAN.

Voluntary E-Delivery of Proxy Materials

We encourage our shareholders to enroll in electronic delivery of proxy materials:
If you are a registered shareholder, please sign up at www.computershare.com/hban.

If you are a beneficial owner, please contact your Broker for instructions.
Electronic delivery offers immediate and convenient access to proxy materials. It also helps us reduce paper usage and our printing and shipping costs.

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Readers should refer to the Glossary at the end of this Proxy Statement for definitions of capitalized terms and acronyms used throughout.

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Information Highlights

The following chart provides highlights of many of Huntington’s ESG and compensation practices. Shareholders should note, however, that this chart does not contain all the information provided elsewhere in this Proxy Statement; therefore, you should carefully read the entire Proxy Statement before casting your vote.

ESG or Compensation Topic	Huntington’s Practice
Board Composition, Leadership, and Operations
Number of Director nominees	16
Substantially independent Board	Yes, 87.5% of nominees are independent
Independence of Audit Committee, HRCC, NESG Committee, and Risk Oversight Committee members	100%
Combined Chairman/CEO	Yes
Independent Lead Director with clearly defined authority and duties	Yes
Average Director nominee age	63 years
Mandatory retirement age	72 unless an exception is made
Average Director nominee tenure	7 years
Term limit	None
Gender diversity on the Board	5 nominees (31%)
Racial/ethnic diversity on the Board	4 nominees (25%)
Implemented a version of the Rooney Rule for Director candidate searches	Yes
Overboarded Directors	No nominee serves on more than two other public company boards
Board evaluations	Annual rigorous process, including a Board-level evaluation, committee-level evaluations, and one-on-one discussions between the independent Lead Director and each other Director; periodic use of a third party
Director onboarding and ongoing education	Yes
Director election voting standard	Majority of the votes cast for and against each nominee, with plurality carveout for contested elections
Director election frequency	Annual
Blank check preferred	Yes, but Huntington’s capital plan is submitted to the Federal Reserve
Number of Board meetings held in 2023	14
Number of Board and committee meetings held in 2023	67
Average Board and committee meeting attendance in 2023	95.9%
Executive sessions with only independent Directors	Yes, scheduled for all regular quarterly Board meetings
Direct access to management and other colleagues	Yes, the Board has direct access
Risk mitigation practices	Established an aggregate moderate-to-low, through-the-cycle risk appetite for the enterprise with key risks overseen by Board committees

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ESG or Compensation Topic	Huntington’s Practice
Shareholder Rights
Right to call special meetings	Yes, by a majority of outstanding shares
Right to act by written consent	Must be unanimous
One share, one vote policy	Yes
Dual-class common stock	None
Cumulative voting permitted	No
Supermajority voting requirements	66.67% for charter or bylaw amendments
Poison pill	No
Proxy access bylaw	No
Exclusive forum bylaw	No
Fee shifting bylaw	No (prohibited by state law)
Other Governance Highlights
Overall diversity among the executive officers	7 individuals (54%) as of March 7, 2024
Shareholder engagement	Ongoing throughout the year
Council of Institutional Investors member	Yes
Independent auditor	PwC (since 2015)
ESG Practices and Disclosures
Board oversight of ESG	Yes
ESG stakeholder assessment conducted	Yes, most recently completed in 2023
Annual ESG Report	Yes, began publishing for 2016
Annual TCFD Report	Yes, our 2019 and 2022 TCFD Reports
Human Rights Statement	Yes
Service Provider Code of Conduct	Yes
SASB Index disclosed	Yes, included within our ESG Report
CDP Climate Change Questionnaire score	B
PCAF member	Yes
Established GHG and other climate-related goals	Yes
Environmental Policy Statement	Yes
Climate Risk Statement	Yes

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ESG or Compensation Topic	Huntington’s Practice
Political contributions disclosure	Yes
Individual Director-by-Director skills and diversity matrix	Yes
DEI Corporate Policy Statement	Yes
EEO-1 data disclosure	Yes, available on our website
Pay Equity Comparison	Yes, included within our ESG Report
Compensation and Human Resource Matters
Succession planning for CEO and other executives	Yes, at least annually
CEO pay ratio	137:1
Stock ownership guidelines	10X salary for CEO and 3X for each NEO
Dividend or dividend equivalents paid on equity grants prior to vesting	No
Prohibition on Director and executive officer hedging and pledging of Huntington stock	Yes
Performance-based compensation	Yes, a majority of aggregate NEO LTI is based upon long-term performance; PSUs make up 55% of total annual LTI grant value for CEO and 50% for other NEOs
Compensation tied to culture	Yes, with performance reviews based 50% on what (goals) and 50% on how (behaviors supporting our Values) executives deliver
Recoupment policy	Yes
Compensation metrics	Balanced portfolio of metrics that drive annual and long-term goals in a risk appropriate manner
Current frequency of say-on-pay vote	Annual
Double-trigger change-in-control provisions	Yes
Excise tax gross-ups	No
Repricing of previously-granted stock options without shareholder approval	No
Annual assessment of compensation programs	Yes, against both peers and market best practices
Incentive plans encourage excessive risk taking	No
Independent compensation consultant	Pearl Meyer
Corporate Information
Common stock symbol	HBAN
Stock exchange	Nasdaq
Common stock outstanding as of the Record Date	1,455,812,870 shares
State of incorporation	Maryland

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ESG or Compensation Topic	Huntington’s Practice
Year founded	1866
Corporate headquarters	Columbus, Ohio (Detroit, Michigan serves as the operational headquarters of Huntington Bank’s commercial banking operations)
Registrar and transfer agent	Computershare
Corporate website	huntington.com
Investor Relations website	ir.huntington.com

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2024 Annual Meeting Overview

TIME & DATE 2:00 p.m. Eastern Time Wednesday, April 17, 2024	PLACE Online at meetnow.global/MWWP7JU	RECORD DATE Close of business on February 14, 2024

VOTING

Common shareholders as of the Record Date are entitled to vote. Shareholders of record and most beneficial shareholders have several methods by which they can vote. Please refer to the Notice of 2024 Annual Meeting of Shareholders for voting methods.

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Your Vote is Important to Us

Regardless of whether you are planning to attend this year’s annual meeting, please submit your vote over the internet; by phone; or complete, sign, and return your proxy card as soon as you can so that we can be assured of obtaining a quorum.

Proposal 1: Election of Directors	The Board proposes the election of 16 individuals as Directors at this annual meeting. All our nominees are seasoned leaders. Collectively, they bring an effective variety of skills, knowledge, experience, perspectives, and diversity attributes to our Board. The independent Director nominees make up 87.5% of the Board.	Our Board recommends a vote FOR the election of each of the nominees for Director. See page 22 for further information.
Proposal 2: Advisory resolution to approve, on a non-binding basis, the compensation of executives as described in the proxy materials	The Board and the HRCC believe that our compensation policies and procedures strongly align the interests of executives and shareholders and that our culture focuses executives on sound risk management and appropriately rewards executives for performance.	Our Board recommends a vote FOR this proposal. See page 83 for further information.
Proposal 3: Ratification of the appointment of the independent registered public accounting firm for 2024	The Board and the Audit Committee believe that the continued retention of PwC to serve as our independent registered public accounting firm is in the best interests of the Company and its investors. The Audit Committee will reconsider the appointment of PwC if its selection is not ratified by the shareholders.	Our Board recommends a vote FOR this proposal. See page 129 for further information.
Proposal 4: Approval of the 2024 Long-Term Incentive Plan	The Board recommends the approval of the 2024 Long-Term Incentive Plan to replenish the pool of shares we have for granting stock-based compensation to executives, other colleagues, non-employee Directors, and consultants. If shareholder approval is not obtained, Huntington will not be able to grant equity awards after the shares authorized and reserved for issuance under the existing 2018 Long-Term Incentive Plan are depleted.	Our Board recommends a vote FOR this proposal. See page 136 for further information.

2023 Performance Highlights

The past year saw the successful execution of strategic initiatives and sustained deposit and loan growth for Huntington during a dynamic environment for the banking sector. Over the past year, we continued to invest in our colleagues, communities, and customers. These investments are described throughout this Proxy Statement. The following provides a high-level overview of our 2023 performance:

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Huntington Overview

We serve our customers through a banking network of retail branches as well as digital, telephone, and ATM banking capabilities.

Our geographic footprint

Branch footprint products:

Business Banking
Commercial
Consumer
Insurance
Private Banking
Wealth Management & Trust

Extended/national products:

Asset Finance
Auto Finance
Capital Markets
Commercial Real Estate
Commercial Specialty Verticals
Corporate Banking
Government Banking
Inventory Finance
National Settlements
Practice Finance
RV and Marine
Small Business Administration
Treasury Management
Fund Finance
Native American Banking

MN
WI
MI
IL
IN
OH
PA
WV
KY
CO
NC
SC

The Carolinas are now part of the Huntington Footprint

19,955
FTE colleagues(1)

999
Branches(2)

$189B
Assets

Over 150 years
Serving the financial needs of our customers since 1866

(1) Average full-time equivalent colleagues during 2023.
(2) Includes Regional Banking and The Huntington Private Client Group offices as of December 31, 2023; our footprint includes one branch and one ATM in Florida.

Our Strategic Focus

Investing, differentiating, and optimizing…

During November of 2022, Huntington hosted its first Investor Day in over a decade. As discussed during this event, we have established foundational strategic pillars supporting execution and value creation across the Company. These pillars focus on investing for sustainable, profitable growth; while continually uplifting and maturing risk, regulatory, technology, and digital capabilities; differentiating our culture, brand, and customer experience; and optimizing for top quartile performance and value creation.

Our business segments and other groups throughout the Company have identified key strategies, processes, and goals to accomplish and excel in each of our defined pillars. Examples from some of these groups are set forth in the following table:

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	Investing	Differentiating	Optimizing
	for sustainable, profitable growth	our culture, brand, and customer experience	for top quartile performance and value creation
Consumer Banking	Leverage leadership position to acquire and deepen primary bank relationships Capitalize on high digital engagement for incremental awareness and delivery of products, solutions, and support	Leverage industry leading innovation position for continued competitive separation Build upon established brand in local and new markets, preserving local delivery mode	Bring everyday banking solutions, investment, and advice to more of our customers Drive efficiencies utilizing data, analytics, and technology
Wealth Management	Innovate and accelerate digital enablement focused on customer experience Expand our reach through new markets	Deliver full-service model from mass affluent to high net worth Build upon established brand in local and new markets	Harness Unified Advisory approach to deepen wealth management penetration across customer base
Business Banking	Scale in select areas of expertise in-footprint and nationally Integrate digital solutions into small business owners’ daily management	Synchronize customer relationship through digital and human expertise Offer differentiated products to solve customer needs	Accelerate credit process modernization to reduce time to funding and improve colleague/customer experience Expand digital capabilities to benefit our customers
Commercial Banking	Target markets/clients with disciplined approach to grow operating accounts Accelerate digital capabilities to drive efficiency and improved experience Generate fee growth, including capital markets	Execute on deepening opportunity to continue growth in primary bank relationships Leverage expertise and advice to scale industry verticals and enter new geographies/markets	Build more efficient processes, broader product menu, and deliver innovative solutions Improve through data-driven insights/predictive analytics (EDGE)
Enterprise Payments	Deepen relationships with large established base Streamline to create simple, frictionless digital customer experiences	Innovate solutions and advice based on customer needs to enhance user experience Expand B2C capabilities with ChoicePay	Leverage partnerships and innovation to scale capabilities Enable scale with self-service options and automation
Vehicle Finance	Expand opportunistically with auto and RV/Marine platform Grow PowerSports with scaled infrastructure and expertise	Leverage foundational 75 years of industry expertise and sector leading technology Ensure quality relationships through tenured colleagues with local knowledge	Deliver superior credit performance through the cycle, utilizing technology and consistent with low-risk track record Optimize production and yield to enhance returns

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	Investing	Differentiating	Optimizing
	for sustainable, profitable growth	our culture, brand, and customer experience	for top quartile performance and value creation
Technology	Leverage scalable infrastructure with modernized core and application programming interface (API) enablement Protect with clear information and cybersecurity roadmap	Focus on customers’ financial journeys with insights and personalization, leveraging AI Invest proactively in talent development and training programs	Execute on Operation Accelerate to transform customer and colleague experience and drive efficiency and revenue gains
Culture and Colleagues	Engage, develop, retain, and attract Cultivate a DEI Culture and empower colleagues with Future of Work leadership training	Elevate colleague experience to enhance customer experience and remain an Employer of Choice Build internal succession candidates through focused development	Drive retention and attract talent with competitive compensation programs Incentivize through industry benchmarking and Pay Equity culture

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Living our Purpose and Achieving our Vision

We succeed as an organization by looking out for people—specifically, our colleagues, customers, and communities.

Huntington understands the importance of looking out for those around us. We are keenly aware that our colleagues are our biggest assets and the keys to Huntington’s success. As such, we invest in their well-being and future. Our colleagues, along with our culture and Fair Play Banking Philosophy, have allowed us to create a customer experience that is recognized throughout the industry as being best in class. And, our giving back to those local communities that we serve further demonstrates our belief in investing in those around us.

Investing in Our Colleagues

We engage, develop, retain, and attract top-tier talent from across our core and extended footprints and beyond. Huntington seeks to cultivate a DEI culture with a focus on care and increasing engagement with our colleagues. We upskill and reskill colleagues to prepare for the future and empower them with Future of Work training.

Our colleagues are our brand. Therefore, we strive to create succession for executive and leadership roles through development. We also elevate the colleague experience to transform the customer experience and execute business strategies through our top talent.

Our commitment to invest in our colleagues is evidenced by:

A $20 per hour minimum rate (since January 1, 2023)
Expanded medical plans, which include long-term disability, autism therapy treatment, and fertility services
A Workplace Flex program and child and family care resources
Our Social Equity Colleague Plan, focusing on culture and inclusion, development and career advancement, and talent experience
An Employee Assistance Program that includes counseling sessions at no charge to colleagues
Expanded Time Off and Leave Programs to provide earlier access and to ensure equivalent coverage for domestic partners across all programs
Building on Our Unique Customer Experience
Our Fair Play Banking Philosophy, which we launched over a decade ago, demonstrates how we make Huntington a unique experience for our customers. We are continually looking to expand our suite of products that help differentiate us as a bank and allow us to better meet our customers’ needs and expectations.

Instant Access gives qualifying consumer and business banking customers immediate access to up to $500 from check deposits
Standby Cash® that gives qualifying customers immediate access to cash with a line of credit based primarily on their checking and deposit history rather than credit score
Early Pay, which automatically gives customers with qualifying direct deposits access to their paychecks up to two days early, at no additional cost
Our no overdraft fee $50 Safety Zone® for consumers and businesses
24-Hour Grace® for consumers and business customers to help protect against overdraft fees
Money Scout® to help enrolled customers look out for money they can set aside to build their savings
Huntington Heads Up provides customers with real time insights to help them make informed decisions
Savings Goal GetterSM helps customers achieve real savings through goal setting and tracking
Asterisk Free Checking® with no minimum balance requirements

Optimizing for Top Quartile Performance and Value Creation

We are seeking to drive efficiency and optimization while innovating with scalable technology. Coupled with executing disciplined expense management to drive positive operating leverage and maintaining an aggregate moderate-to-low, through-the-cycle risk appetite, we believe we will be positioned to deliver top quartile performance across key financial and credit metrics.

Our efforts to optimize our operations so that we are better positioned to achieve top performance and value creation can be seen through the many strategies and initiatives set forth on the previous page. We continue to refine and adjust these efforts throughout the year to keep pace with changes within our footprint and more broadly.

Making a Difference in Our Local Communities
Huntington is committed to creating thriving, economically inclusive communities across our geographic footprint. We leverage our strategic partnerships and invest in meaningful solutions to impact progress in critical areas.

Committed to and began executing on our five-year, $40 billion Community Plan in 2021, which focuses on home and consumer lending, small business, community development lending and investing, and racial and social equity
Provided funding to more than 1,200 minority-, women-, and veteran-owned businesses through our commitment to Lift Local Business®

Our actions are further guided and directed by our Values:

Can-Do Attitude: We enthusiastically work and succeed together.

Service Heart: We work with an inclusive spirit, putting ourselves in each other’s shoes to better understand how we can help.

Forward Thinking: We are always looking ahead for ways to be the very best.

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Proposal 1 Election of Directors

The Board proposes the election of 16 Director nominees at this annual meeting. All our nominees are seasoned leaders and bring to our Board an effective variety of skills, knowledge, experience, and perspectives.

► See page 22 for further information.

Our Board recommends a vote FOR the election of each of the nominees for Director.

Board Key Facts

This year’s slate of nominees comprises a variety and balanced combination of backgrounds, experience, diversity attributes, age, and tenure. We believe that Huntington’s Directors, both individually and as a group, possess the mixture of skills needed to oversee the Company and its operations both now and for the foreseeable future.

Board Diversity and Skills

The Director nominees self-identified their demographic attributes, which are represented in the following graphic.

Note that some percentages may not equal 100% due to rounding.

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In addition to diversity attributes, Director nominees self-identified their skills and expertise gained through their varied backgrounds and industries. The overall skills represented on the Board, as identified by the Director nominees, are demonstrated through the following charts.

Skill	Count
Audit/Financial Reporting	10
Client/Consumer Marketing, Branding & Communication	6
Compensation & Human Capital Management	14
ESG	11
Financial Services	12
Government, Public Policy & Regulatory	14
Legal	4
Public Compony Executive	8
Risk Management	10
Strategic Planning/M&A	15
Technology, Cybersecurity & Information Security	9

More detailed information about each nominee and the Board as a whole can be found within the Proposal 1 — Election of Directors section of this year’s Proxy Statement.

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Board Nominees

A brief description of the nominees for the 2024 Annual Meeting is set forth below:

Directors and Nominees	Age	Director Since	Huntington Board Committees	Other Current Public Company Directorships
Alanna Y. Cotton President and Chief Business Officer, Ferrero North America	51	2019	Community Development Committee Technology Committee
Ann B. (Tanny) Crane President and CEO, Crane Group Company	67	2010	Audit Committee (Audit Committee Financial Expert) Community Development Committee (Chair) Executive Committee
Rafael Andres Diaz-Granados Chairman and CEO, TransForce, Inc.	51	2023	Community Development Committee Risk Oversight Committee
Gina D. France CEO and President, France Strategic Partners LLC	65	2016	Audit Committee (Audit Committee Financial Expert) HRCC (Chair)	CBIZ, Inc.
J. Michael Hochschwender CEO, The Smithers Group, Inc.	63	2016	HRCC Technology Committee (Chair)
John C. (Chris) Inglis Former U.S. National Cyber Director	69	2023	NESG Committee Technology Committee	American International Group, Inc.
Richard H. King Chairman, Metropolitan Airports Commission, Minneapolis/St. Paul	68	2021	Community Development Committee Technology Committee
Katherine M. A. (Allie) Kline Founding Principal, LEO DIX	52	2019	NESG Committee Technology Committee	BILL Holdings, Inc. (formerly Bill.com Holdings, Inc.)

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Directors and Nominees	Age	Director Since	Huntington Board Committees	Other Current Public Company Directorships
Richard W. Neu Retired Chairman, MCG Capital Corporation	68	2010	Audit Committee (Chair) (Audit Committee Financial Expert) Executive Committee NESG Committee	Tempur Sealy International, Inc.
Kenneth J. Phelan Senior Advisor, Oliver Wyman, Inc.	64	2019	HRCC Executive Committee Risk Oversight Committee (Chair)	Adtalem Global Education Inc.
David L. Porteous Attorney, McCurdy, Wotila & Porteous, P.C. and Independent Lead Director, Huntington	71	2003	Executive Committee (Chair) NESG Committee (Chair) Risk Oversight Committee
Teresa H. Shea President, Oplnet, LLC	64		None - Director nominee	ZeroFox Holdings, Inc.
Roger J. Sit CEO, Global Chief Investment Officer, and Director, Sit Investment Associates, Inc.	62	2021	HRCC Risk Oversight Committee
Stephen D. Steinour Chairman, President, and CEO, Huntington and President and CEO, Huntington Bank	65	2009	Executive Committee	Bath & Body Works, Inc.
Jeffrey L. Tate CFO, Dow Inc.	54	2021	Audit Committee (Audit Committee Financial Expert)
Gary Torgow Chairman, Huntington Bank	67	2021	Community Development Committee	DTE Energy Company

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Corporate Governance

Huntington’s Board and executive management endeavor to keep pace with and exceed the constantly evolving corporate governance standards. As such, we have adopted many robust corporate governance practices that govern the Company and Board.

See page 48 for further information.

More detailed information about Huntington’s corporate governance framework and practices can be found in the Corporate Governance section of this year’s Proxy Statement. Within this section, shareholders can find information on matters such as our shareholder engagement efforts, Director independence, and Board leadership.

ESG

At Huntington, we believe that the evolving nature of ESG creates both risks that must be mitigated and opportunities to be seized. Therefore, we continue to seek ways to enhance and expand our ESG practices to benefit our stakeholders while transparently providing them with information discussing our progress.

See page 72 for further information.

The Company’s robust governance framework is complemented by our environmental and social practices, all of which make up our ESG program. At Huntington, we believe that it is not just about succeeding as an organization—how we succeed is equally important. This means being good stewards of the environmental resources we touch and impact; it also means planning for the future, particularly with respect to mitigating climate-related financial risks and how we are impacting the communities in which we operate. This includes our giving of time and resources and understanding how we can further DEI, both within our communities and the Company. The ESG section of the Proxy Statement contains a high-level overview of our various ESG practices. Shareholders are encouraged to review Huntington’s annual ESG Reports that further describe ESG matters at the Company and Huntington’s TCFD Report for additional information on climate risks.

Proposal 2 Compensation of Executive Officers

The Board and the HRCC believe that our compensation policies and procedures strongly align the interests of executives and shareholders. Further, our culture focuses executives on sound risk management and appropriately rewards executives for performance.

► See page 83 for further information.

Our Board recommends a vote FOR this proposal.

The following highlights Huntington’s executive compensation practices, which are designed to incentivize not only success, but succeeding the right way. Plans are intended to encourage prudent risk taking while balancing both short- and longer-term wins. Shareholders should look to the Proposal 2 — Compensation of Executive Officers section of this Proxy Statement, including the CD&A, for detailed information on our pay-for-performance executive compensation structure.

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2023 Compensation Program

Target Compensation Mix(1)
CEO	Other NEOs (Average)	Description
Base Salaries
Fixed component representing 12.2% of aggregate total target compensation for our CEO and 21.2% for our other NEOs
Annual Incentive Plan (Management Incentive Plan (“MIP”))

Annual incentive plan with overall performance at 78.2% of target. As further described in the CD&A, the HRCC exercised positive discretion when certifying funding to increase funding to 100% of target. Annual performance-based compensation based on:

  EPS(2)

  Operating Leverage(2)

  PPNR Earnings Growth(2)

Long-Term Incentive Plan

Awards of long-term incentive grants comprised of:

  PSUs (55% for CEO, 50% for other NEOs; based on Relative and Absolute ROTCE(2) + new revenue adjuster for the three-year 2022 – 2024 cycle)

  RSUs (45% for CEO, 50% for other NEOs)

(1) Based on annualized base salaries. (2) Non-GAAP, see Appendix A to this proxy statement for more information.

Executive Compensation Best Practices

What We Do	What We Do Not Do
Significant stock ownership (10X salary for CEO)	No repricing of previously-granted stock options without shareholder approval
Significant emphasis on performance-based compensation, with the majority dependent upon long-term performance	No perquisite or excise tax gross-ups upon change in control
Annual assessment of compensation programs to compare them to those of our peers and market best practices	No single-trigger vesting of equity awards upon change in control
Balanced portfolio of metrics that drive annual and long-term goals in a risk appropriate manner	No hedging or pledging of Huntington securities by executives or Directors
PSUs make up 55% of total annual LTI grant value for CEO and 50% for other NEOs	No dividend or dividend equivalents paid on equity grants prior to vesting
All incentive compensation, including vested and paid compensation, is subject to a robust Recoupment Policy	No incentive plans encourage excessive risk taking

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Proposal 3 Ratification of the Appointment of the Independent Registered Public Accounting Firm for 2024

The Board and the Audit Committee believe that the continued retention of PwC to serve as our independent registered public accounting firm is in the best interests of the Company and its investors. The Audit Committee will reconsider the appointment of PwC if its selection is not ratified by the shareholders.

► See page 129 for further information.

Our Board recommends a vote FOR this proposal.

Shareholders are being requested to ratify PwC as the Company’s independent auditors for 2024. Information about PwC, our engagement arrangement, and the fees paid can be found under Proposal 3 — Ratification of the Appointment of the Independent Registered Public Accounting Firm for 2024.

Proposal 4 Approval of the 2024 Long-Term Incentive Plan

The Board recommends the approval of the Huntington Bancshares Incorporated 2024 Long-Term Incentive Plan to replenish the pool of shares we have for granting stock-based compensation to executives, other colleagues, non-employee Directors, and consultants. If shareholder approval is not obtained, Huntington will not be able to grant equity awards after the shares authorized and reserved for issuance under the existing 2018 Long-Term Incentive Plan are depleted.

►  See page 136 for further information.

Our Board recommends a vote FOR this proposal.

Shareholders are being requested to approve the 2024 Long-Term Incentive Plan. Information about the 2024 Long-Term Incentive Plan can be found under Proposal 4 — Approval of the 2024 Long-Term Incentive Plan.

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Election of Directors

Proposal 1 Election of Directors

The Board proposes the election of 16 individuals as Directors at this annual meeting. Directors elected at the meeting will each serve a one-year term until the 2025 Annual Meeting and until their successors are duly elected and qualify or their earlier resignation or removal.

We have no reason to believe that any nominee will be unable or unwilling to serve as a Director, if elected. If, however, any of these nominees should become unavailable, the Board may decrease the number of Directors pursuant to our Bylaws or may designate a substitute nominee, for whom shares represented by a properly submitted proxy would be voted.

The Board recommends a vote FOR the election of each of the nominees for Director.

Shareholders are being requested to vote on a proposal to elect 16 nominees as Directors of Huntington. The Board recommends that you vote FOR each nominee because they bring to our Board an effective variety of skills, knowledge, experience, and perspectives. Each nominee is a proven leader within their respective fields and industries.

After consideration of the current composition of the Board, the results of the annual Board evaluation, and the Company’s strategic objectives and goals, the Board, upon consultation with the NESG Committee, has nominated the following individuals, each of whom is currently serving with the exception of Ms. Teresa Shea, for election at the 2024 Annual Meeting of Shareholders:

Alanna Y. Cotton	Richard H. King	Roger J. Sit
Ann B. (Tanny) Crane	Katherine M. A. (Allie) Kline	Stephen D. Steinour
Rafael Andres Diaz-Granados	Richard W. Neu	Jeffrey L. Tate
Gina D. France	Kenneth J. Phelan	Gary Torgow
J. Michael Hochschwender	David L. Porteous
John C. (Chris) Inglis	Teresa H. Shea

Pursuant to Huntington’s Bylaws, all Directors shall serve a one-year term until the 2025 Annual Meeting and until their successors are duly elected and qualify or their earlier resignation or removal. Mr. Diaz-Granados and Ms. Shea are standing for election by shareholders for the first time at this annual meeting. Mr. Inglis is returning to the Board following his service as U.S. National Cyber Director for the U.S. Government. Mr. Diaz-Granados was identified as a potential candidate by a third-party search firm, and Ms. Shea was identified as a potential candidate by one of our non-employee Directors.

The General Information on Voting and the Annual Meeting section of the Proxy Statement contains information on how to nominate and recommend individuals for directorship.

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Diversity & Inclusion on the Board

The Board understands the importance of and is committed to maintaining a diverse group of Directors who can bring their unique and individual experiences, talents, and points of view to the boardroom. By ensuring its membership is diverse, the Board is setting the tone at the top with respect to DEI.

Our nominees for directorship represent a well-rounded diversity of backgrounds, skills, knowledge, experience, perspectives, and characteristics. All our nominees are seasoned leaders. We also have a mix of newer and longer-term Directors among the nominees. As of the 2024 Annual Meeting, the average tenure of our Director nominees will be approximately 7 years, and the nominees will range in age from 51 to 71 years.

Note that some percentages may not equal 100% due to rounding.

The Board believes that its membership should be diverse with respect to gender, race, and ethnicity. By maintaining diversity within the boardroom, the Board is setting the tone at the top and supporting the Company’s DEI efforts.

To further demonstrate its commitment to diversity and to memorialize the practices already taking place, at the beginning of 2022, the Board amended the Corporate Governance Guidelines to adopt a version of the Rooney Rule, which states that the NESG Committee will include highly qualified candidates who reflect diverse backgrounds (including diversity of gender, race, and ethnicity) in the pool from which nominees are chosen. Any third-party firms or consultants used to compile a pool of candidates will be required to include a diverse slate.

The Board measures the success and efficacy of these refreshment practices by the levels of diversity the Board is able to maintain on an ongoing basis.

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Board Skills, Experience and Diversity

A summary of the qualifications and attributes as self-identified by our Director nominees is presented below.

Board Diversity Matrix (As of April 17, 2024)*
Total Number of Directors	16**
	Female	Male
Gender:
Number of Directors based on gender identity	5	11
Number of Directors who identify in any of the categories below:
African American or Black	1	1
Asian	0	1
Hispanic or Latinx	0	1
White	4	8

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Individual Director Characteristics
	Cotton	Crane	Diaz- Granados	France	Hochs- chwender	Inglis	King	Kline	Neu	Phelan	Porteous	Shea	Sit	Steinour	Tate	Torgow
Skills & Experience
Audit/Financial Reporting
Client/Consumer Marketing, Branding & Communication
Compensation & Human Capital Management
ESG
Financial Services
Government, Public Policy & Regulatory
Legal
Public Company Executive
Risk Management
Strategic Planning/M&A
Technology, Cybersecurity & Information Security
Demographic Background*
Independent
Tenure (Years)	4	13	>1	7	7	6**	2	5	14	5	20	0	2	15	2	2
Total Number of Public Company Boards	1	1	1	2	1	2	1	2	2	2	1	2	1	2	1	2
Age (Years)	51	67	51	65	63	69	68	52	68	64	71	64	62	65	54	67
Gender (Male (M)/Female (F)/Non-Binary (NB))	F	F	M	F	M	M	M	F	M	M	M	F	M	M	M	M
Race/Ethnicity
African American or Black
Asian
Hispanic or Latinx
White

*	The “as of” date reflects the date of the 2024 Annual Meeting.

**	Mr. Inglis previously served on the Board from 2016 to 2021.

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The following are descriptions of the skills that the Board believes are critical to the effective oversight of the Company. We also describe how each impacts our Strategy, Purpose, Vision, or Board oversight.

Audit/Financial Reporting	Prior experience working in finance, accounting, and/or audit, internally or externally, or otherwise qualifying as an Audit Committee Financial Expert. As a bank holding company with multiple subsidiaries and business lines, it is important to have Directors who understand auditing and financial reporting requirements.
Client/Consumer Marketing, Branding & Communication	Experience leveraging technology to improve the customer experience online and in-store and driving omnichannel experiential initiatives. Customer marketing and branding experience with digital mindset. We look out for people, and it is important to have Directors who understand the channels and strategies we use to connect to our customers.
Compensation & Human Capital Management	Experience aligning compensation with strategy and performance, tying compensation to behaviors, and ensuring compensation plans do not encourage excessive risk taking. Experience developing a strong corporate culture and focusing on colleague engagement. Experience in human capital management. Looking out for people includes our colleagues, and having Directors with these skills helps ensure the Board is better able to oversee this area.
ESG	Experience with ESG practices, from a sustainability and/or reporting perspective, with a focus on leadership in modern board practices and corporate governance. We are continually striving to further integrate and advance ESG throughout the Company. Having Directors who understand the different facets of ESG is important to the Board’s ability to oversee this rapidly changing field.
Financial Services	Experience with capital markets or financial market products and services and an understanding of payment platforms, models, systems, and technology. Financial services remain at the heart of our Vision to become the country’s leading people-first, digitally powered bank. It is important to have Directors who can oversee how we realize our Vision.
Government, Public Policy & Regulatory	Experience working closely with government officials at a local, state, or federal level; developing or leading public policy; or working in the government. Experience with regulators and regulatory issues. Banking and financial services are heavily regulated and are becoming more political in nature. Having Directors with this skill is important to the Board’s oversight.
Legal	Significant experience as a lawyer at a firm, with the government, or as in-house counsel with a track record of assessing risk, implementing appropriate mitigation measures, and advising business clients. We have established an aggregate moderate-to-low, through-the-cycle risk appetite, and having Directors with a legal background helps us avoid and mitigate certain risks.
Public Company Executive	CEO or other senior executive (direct report to CEO) of a publicly traded company. It is important to have proven leaders on the Board who can oversee the Company’s management team as they execute on our strategies and goals.
Risk Management	Deep experience with enterprise risk management principles and concepts as well as experience managing risk at a large, complex organization. Risk and risk management plays a significant role in our industry. As such, we have established an aggregate moderate-to-low, through-the-cycle risk appetite, and we need Directors with experience in avoiding and mitigating risks.

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Strategic Planning/ M&A	Experience leading complex mergers, acquisitions, or divestitures and direct involvement in the integration of people, systems, data, and operations. Strategic planning is important for any company, including Huntington, and we must be able to seize opportunities as they come. It is important that we have Directors who are able to oversee our business development planning activities and evaluation of opportunities.
Technology, Cybersecurity & Information Security	Knowledge in cybersecurity and information technology systems and developments, either through academia or industry experience. Experience leading technology strategy for a large organization or experience managing security risks at a large organization. A significant piece of our Vision is to be digitally powered. To help us achieve this portion of our Vision, the Board needs Directors with experience in these areas.

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Director Nominees

The following provides biographical information regarding each of the nominees, including the specific business experience, qualifications, attributes, and skills that were considered, in addition to prior service on the Board, when the Board determined to nominate them. As described in the following biographical information, each nominee brings significant experience to the Board and the committees on which they serve, leading to the Board’s determination that each of the nominees is well qualified to serve as a Director on Huntington’s Board.

Alanna Y. Cotton
Director since: 2019 Age: 51 Committees: Community Development Committee Technology Committee

Career Highlights

President and Chief Business Officer, Ferrero North America, a confectionery company. Since September 2022, Ms. Cotton has been responsible for driving continued growth for Ferrero’s business in the U.S., Canada, and Caribbean, building upon its growing footprint and capabilities for iconic brands like Kinder, Butterfinger, Nutella, Tic Tac, Keebler, Famous Amos, and Mother’s. Under her guidance, the company is expanding its capabilities in North America.

Former President of Operations, Central & Eastern Europe for The Coca-Cola Company, a global beverage company. She joined Coca-Cola in 2020 and became President of Operations for Central and Eastern Europe in January 2021.

Previously Ms. Cotton was Senior Vice President and General Manager, Product Marketing, with Samsung Electronics America, Inc., a global manufacturer of electronic products, where she oversaw product commercialization and digital platform engagement from 2018 to 2020. She served as Samsung’s Vice President and General Manager, Mobile Computing, and Wearables from 2017 to 2018 and previously as Vice President, Marketing (Demand Generation), Tablets, Wearables, and PCs.

Served in various roles with PepsiCo, Inc. from 2004 to 2014, including Vice President, Brands from 2013 to 2014.

Began her career with Proctor & Gamble Company in 1996.

Has significant consumer product and technology experience and related marketing expertise with a consumer-centric focus.

Brings an extensive understanding of consumers (particularly millennials), their preferences, behaviors, and usage patterns, in support of advancing Huntington’s digital and mobile technology strategy, making her a valued member of the Board.

Education

Holds a bachelor’s degree in environmental engineering from Northwestern University and a master’s degree in business administration from Stanford University.

Key Experience and Skills:

Client/Consumer Marketing, Branding & Communication

Compensation & Human Capital Management

Financial Services

Government, Public Policy & Regulatory

Strategic Planning/M&A

Technology, Cybersecurity & Information Security

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Ann B. (Tanny) Crane
Director since: 2010 Age: 67 Committees: Audit Committee Community Development Committee (Chair) Executive Committee

Career Highlights

President and CEO, Crane Group Company. Since 2003, she has led Crane Group Company, a privately-held, diversified portfolio company comprised of businesses primarily serving the manufacturing and services markets, as well as managing investments in private equity firms and real estate and bond portfolios. She joined the manufacturer, Crane Plastics Company, in 1987 as Director of Human Resources, and became Vice President of Sales and Marketing in 1993. She was named President in 1996.

Previously served as Product Manager for Quaker Oats from 1982 to 1987 where she managed all aspects of multiple product lines.

Appointed as a director for the Federal Reserve Bank of Cleveland in 2003. After serving as a director for five years, she was named chair of the board and served in that capacity for two years.

Served on the board for Wendy’s International from 2003 to 2007. Also served on the board for State Savings Bank from 1993 to 1998.

Widely recognized for her and her company’s philanthropy throughout Central Ohio.

An accomplished executive who brings a wealth of knowledge of the financial services industry, community support and investment, and leadership to our Board, all of which make her qualified to serve as a Director.

Education

Holds a bachelor’s degree in marketing and finance from The Ohio State University and a master of management in marketing and finance from the J.L. Kellogg Graduate School of Management at Northwestern University.

Key Experience and Skills:

Audit/Financial Reporting

Client/Consumer Marketing, Branding & Communication

ESG

Financial Services

Government, Public Policy & Regulatory

Strategic Planning/M&A

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Rafael Andres Diaz-Granados
Director since: 2023 Age: 51 Committees: Community Development Committee Risk Oversight Committee

Career Highlights

Chairman and CEO, TransForce, Inc., a CDL driver solutions company, since February 2024.

Executive Chairman, Paragon Integrated Services Group LLC, an energy and environmental services company, since February 2024, and previously served as Chairman and CEO, from 2020 to February 2024.

Co-founder of Angeles Investors, a Hispanic angel investing non-profit group, since 2019, and a member of the board of directors, since 2020. CEO of Cetan Investments, LLC, a leadership, consulting, and angel investing firm since 2018. Previously served as a director, from 2019 to 2020, and then as President and CEO, during 2020, of Q’Max Solutions Inc., a multinational oilfield services company. Previously served as a consultant at Spencer Stuart, a business consulting and services company, from 2016 to 2018.

Prior to joining Paragon, Mr. Diaz-Granados also held multiple leadership positions with the General Electric Company, including serving as Chief Restructuring Officer, GE Healthcare, General Counsel and Chief Commercial Officer of GE Latin America, CEO of GE Mexico, and CEO of GE Spain and Portugal. Prior to beginning his career at General Electric, Mr. Diaz-Granados was an attorney with O’Melveny & Myers, specializing in mergers and acquisitions.

Serves as a chairman of the board of Trachte LLC, since 2022, and as a director from 2021 to 2022; serves as a member of the Latino Corporate Directors Association, since 2017, and previously served as vice-chair of the board of directors of the education foundation of the Latino Corporate Directors Association, from 2019 to 2021; served as an executive director of FIFARMA, from 2019 to 2022; served as a director of Massachusetts Growth Capital Corporation, from 2019 to 2021; and served as a director of the Puerto Rico Electric Power Authority, from 2016 to 2018.

Brings to the Board extensive leadership and investing experience, turnaround and restructuring experience, and a proven track record of delivering strong top-line results, which makes him a valued member of the Board.

Education

Holds a bachelor’s degree in economics from Harvard University and a juris doctor degree from Georgetown University Law Center.

Key Experience and Skills:

Audit/Financial Reporting

Client/Consumer Marketing, Branding & Communication

Compensation & Human Capital Management

ESG

Financial Services

Government, Public Policy & Regulatory

Legal

Risk Management

Strategic Planning/M&A

Technology, Cybersecurity & Information Security

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Gina D. France
Director since: 2016 Age: 65 Committees: Audit Committee HRCC (Chair) Other Current Public Company Directorships: CBIZ, Inc.

Career Highlights

CEO and President of France Strategic Partners LLC, a strategy and transaction advisory firm serving corporate clients across the country, since 2003.

Before founding France Strategic Partners, Ms. France served as a Managing Director of Ernst & Young LLP, a multinational professional services firm, where she led a national client-facing strategy group that worked exclusively with CEOs and their senior executive teams on corporate strategy, mergers and acquisitions, financial transactions, and value-creation strategies.

Served as a strategic advisor to over 250 companies throughout the course of her career.

Has more than 40 years of strategy, investment banking, and corporate finance experience.

Served as an investment banker with Lehman Brothers in New York and San Francisco.

Served as the international cash manager of Marathon Oil Corporation.

Appointed as a director of the BNY Mellon Family of Funds in 2019.

Previously served on the boards of FirstMerit Corporation, Dawn Food Products, Inc., and Mack Industries.

Served as a director of the Cleveland Modern Dance Association and was a founding board member and treasurer of In Counsel with Women.

A seasoned corporate director and executive who brings many years of finance, investment banking, financial reporting, risk oversight, and corporate strategy experience to our Board and the committees on which she serves.

Education

Holds a bachelor’s degree in finance magna cum laude from Indiana University and a master of management in finance with the highest distinction from the J.L. Kellogg Graduate School of Management at Northwestern University.

Other Prior Public Company Boards Within Five Years

Served on the board of Cedar Fair, L.P., a regional amusement park operator, from 2011 to 2023.

Key Experience and Skills:

Audit/Financial Reporting

Compensation & Human Capital Management

ESG

Financial Services

Government, Public Policy & Regulatory

Risk Management

Strategic Planning/M&A

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J. Michael Hochschwender
Director since: 2016 Age: 63 Committees: HRCC Technology Committee (Chair)

Career Highlights

CEO of The Smithers Group, Inc., a private group of companies that provides technology-based services to global clientele in a broad range of industries, since 2021. He served as its President and Chief Executive Officer, from 1997 to 2021. Under his leadership since 1996, Smithers has experienced rapid growth, technological diversification, and geographic expansion through an aggressive series of acquisitions as well as organic growth.

Served as a director of FirstMerit Corporation for ten years and as a member of the audit committee and compensation committee.

Has three decades of corporate management and consulting experience.

Served five years in the U.S. Navy SEAL Teams, deploying to Southeast Asia and the Middle East and attaining the rank of Commander.

Active in local health, civic, and educational organizations, currently serving on the boards of Burton D. Morgan Foundation and the Tulane School of Science and Engineering.

Served on the boards of the Akron General Medical Center, the Greater Akron Chamber of Commerce, Ohio Foundation of Independent Colleges, Old Trail School, The American Council of Independent Laboratories, and The University of Akron Foundation.

Brings substantial leadership and executive experience, as well as business experience in the northeast Ohio market, the Board and the committees on which he serves.

Education

Holds a bachelor’s degree in biology and environmental studies from Tulane University and a master’s degree in business administration from the Wharton School of Business at the University of Pennsylvania.

Key Experience and Skills:

Audit/Financial Reporting

Compensation & Human Capital Management

ESG

Strategic Planning/M&A

Technology, Cybersecurity & Information Security

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John C. (Chris) Inglis
Director since: 2023; 2016-2021 Age: 69 Committees: NESG Committee Technology Committee Other Current Public Company Directorships: American International Group, Inc.

Career Highlights

Former U.S. National Cyber Director at the Office of the National Cyber Director, an agency in the U.S. Government responsible for leading U.S. government strategy formulation on cybersecurity and for advising the President of the United States on matters related to cybersecurity, from 2021 to 2023.

Prior to being appointed as the first U.S. National Cyber Director, Mr. Inglis served as a Commissioner on the U.S. Cyberspace Solarium Commission, a U.S. intergovernmental body charged by the U.S. Congress with making recommendations for U.S. national cyber strategy, from 2019 to 2020.

Served as Looker Professor of Cyber Studies at the U.S. Naval Academy, from July 2014 to July 2016.

Served for 28 years at the National Security Agency (NSA) as a computer scientist and operational manager, retiring in 2014 as the Agency’s deputy director and senior civilian leader. In this role, he acted as the NSA’s chief operating officer responsible for guiding and directing strategies, operations, and policy.

Served for 30 years in the U.S. Air Force (9 years active, followed by 21 years in the reserve component), from which he retired as Brigadier General in 2006. His military service included command at the squadron, group, and joint force headquarters and he holds a Command Pilot rating.

Served as a director of KEYW Corp., and served on, or co-chaired, three U.S. Department of Defense Science Board studies on cyber threat and strategy.

Serves as a Visiting Professor at the U.S. Air Force and Naval Academies, a member of the U.S. Navy Science and Technology Board, a member of the U.S. Cybersecurity and Infrastructure Security Agency Advisory Council, a Senior Advisor in the digital and cyber practice of Hakluyt & Company Limited, a strategic advisor to Paladin Capital, and as a member of the advisory boards of Claroty and Semperis, cyber security companies.

Brings to the Board extensive leadership and cybersecurity expertise, which strengthens the governance of the Board, the NESG Committee, and the Technology Committee.

Education

Holds advance degrees in engineering and computer science from Columbia University, Johns Hopkins University, and George Washington University. He is also a graduate of the J.L. Kellogg Graduate School of Management at Northwestern University executive development program, the U.S. Air Force Air War College, Air Command and Staff College, and Squadron Officers’ School.

Holds an honorary doctorate from the U.S. National Intelligence University, granted in 2023.

Other Prior Public Company Boards Within Five Years

Served on the board of FedEx Corporation, a transportation, e-commerce, and business services company, from 2015 to 2021.

Key Experience and Skills:

Compensation & Human Capital Management

ESG

Government, Public Policy & Regulatory

Risk Management

Strategic Planning/M&A

Technology, Cybersecurity & Information Security

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Richard H. King
Director since: 2021 Age: 68 Committees: Community Development Committee Technology Committee

Career Highlights

Chairman of the Metropolitan Airports Commission in Minneapolis/St. Paul, Minnesota, since 2019.

Served in a variety of senior roles at Thomson Reuters, a global provider of intelligent information, from 2000 until his retirement in 2021, most recently serving as Managing Director of Operations, from 2020 until his retirement. Prior to that, he served as Executive Vice President and Chief Information Officer, during 2019 and from 2015 to 2017; Executive Vice President, Operations, from 2017 to 2019; Executive Vice President & Chief Operating Officer for Technology, from 2012 to 2015; and Chief Technology Officer of Thomson Reuters Professional Division and Executive Vice President and Chief Operating Officer of Thomson West, from 2008 to 2012.

Completed the National Association of Corporate Directors’ Cyber-Risk Oversight Program and received the CERT Certificate in Cybersecurity Oversight issued by the Software Engineering Institute at Carnegie Mellon University.

Serves as chair of the Technology Advisory Council for the State of Minnesota.

Brings significant cybersecurity and technological expertise, making him a valued Director on our Board.

Education

Holds bachelor’s and master’s degrees in education from the University of Vermont.

Other Prior Public Company Boards Within Five Years

Prior to the TCF Merger in 2021, he served on the board of TCF (formerly Chemical Financial Corporation) since its 2019 merger with legacy TCF, the board of which he had served on since 2014.

Key Experience and Skills:

Government, Public Policy & Regulatory

Public Company Executive

Strategic Planning/M&A

Technology, Cybersecurity & Information Security

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Katherine M. A. (Allie) Kline
Director since: 2019 Age: 52 Committees: NESG Committee Technology Committee Other Current Public Company Directorships: BILL Holdings, Inc. (formerly Bill.com Holdings, Inc.)

Career Highlights

Founding Principal of LEO DIX, a boutique management consultancy, since 2020.

Served as EVP and Chief Marketing and Communications Officer for Verizon Media, the Verizon Communications, Inc. subsidiary consisting of 20+ distinctive digital brands reaching one billion consumers, including AOL, HuffPost, MAKERS, TechCrunch, Tumblr, Yahoo, Yahoo Finance, and Yahoo Sports. She served in this role from 2015 to 2018 following Verizon’s acquisitions of AOL and Yahoo, where she was responsible for all consumer and B2B marketing, digital, communications, brand, and corporate citizenship. She simultaneously served as CEO of MAKERS.

Held the position of Chief Marketing and Communications officer for AOL from 2013 to 2015 prior to Verizon’s acquisition of AOL in 2015.

Held the position of Chief Marketing Officer for 33Across, a leading data and analytics company in the digital advertising space, from 2011 to 2012. Held the position of Vice President, Marketing for Brand Affinity Technologies, a digital sports and celebrity endorsement marketing platform, from 2008 to 2011.

Serves as a board member and executive committee member of the National Forest Foundation, board member of Identity Digital, and board member of 33Across.

Founded and chaired the board of trustees of Verizon Media’s Charitable Foundation and previously chaired the AOL Foundation. She also served on the executive committee for the Internet Advertising Bureau board of directors, and served on the board of The Female Quotient.

Held digital media and marketing leadership positions with Unicast (acquired by Sizmek), InterVU (acquired by Akamai Technologies), and the Washington Wizards.

Renowned for her business, marketing, and communications expertise with fast-growth companies, as well as cyber, M&A, transformation, and ESG/DEI/values leadership, all of which make her qualified to serve on our Board.

Education

Holds a bachelor’s degree in corporate communications from Ithaca College.

Other Prior Public Company Boards Within Five Years

Served on the board of Waddell & Reed Financial, Inc., an asset management and financial planning company, from 2020 to 2021.

Served on the board of Pier 1 Imports, Inc., a retail chain specializing in imported home furnishings and décor, from 2018 to 2020.

Key Experience and Skills:

Client/Consumer Marketing, Branding & Communication

Compensation & Human Capital Management

ESG

Financial Services

Government, Public Policy & Regulatory

Public Company Executive

Strategic Planning/M&A

Technology, Cybersecurity & Information Security

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Richard W. Neu
Director since: 2010 Age: 68 Committees: Audit Committee (Chair) Executive Committee NESG Committee Other Current Public Company Directorships: Tempur Sealy International, Inc.

Career Highlights

Retired Chairman of MCG Capital Corporation, a Washington, D.C.-based publicly traded business development corporation providing financing to middle market companies throughout the U.S. Mr. Neu served as chairman of the board of MCG from 2009 until its sale to PennantPark Floating Rate Capital Ltd in 2015. He also served as CEO of MCG from 2011 to 2012. He first joined the MCG board in 2007 and served as a member of the audit, nominating and corporate governance, and valuation and investment committees.

Served as Executive Vice President, CFO, Treasurer, and director for both Charter One Financial, Inc. and Charter One Bank, from 1995 to 2004. He assumed the role of Executive Vice President, CFO, Treasurer following the merger of First Federal of Michigan and Charter One Financial, Inc. He joined First Federal of Michigan in 1985 as CFO and was elected to the board in 1992.

Serves as the lead director, chair of the compensation committee, and as a member of the audit committee and nominating and governance committee on the board of Tempur Sealy International, Inc.

Served on the board of the Dollar Thrifty Automotive Group, from 2006 until its sale to Hertz Corporation in 2012. Mr. Neu served as the lead director from 2011 to 2012 and served as chairman of the board from 2010 to 2011. He previously served as chairman of the audit committee and as a member of the corporate governance committee.

His professional experience includes seven years at a Big 4 public accounting firm, 20 years as a CFO of a major regional bank holding company, and 20 years in a variety of public company board roles.

Possesses a comprehensive knowledge of our Bank markets, as well as extensive knowledge of the banking industry. He has led numerous bank acquisitions and integrations.

His knowledge and diverse business experience, as well as financial acumen, make him a valued member of the Board and as Chair of the Audit Committee.

Education

Holds a bachelor’s degree in business administration from Eastern Michigan University.

Other Prior Public Company Boards Within Five Years

Served on the board of Oxford Square Capital Corporation, a publicly-traded closed-end, management investment company, from 2016 to 2021.

Key Experience and Skills:

Audit/Financial Reporting

Compensation & Human Capital Management

ESG

Financial Services

Government, Public Policy & Regulatory

Public Company Executive

Risk Management

Strategic Planning/M&A

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Kenneth J. Phelan
Director since: 2019 Age: 64 Committees: Executive Committee HRCC Risk Oversight Committee (Chair) Other Current Public Company Directorships: Adtalem Global Education Inc.

Career Highlights

Senior Advisor at Oliver Wyman, Inc., a global management consulting firm, since 2019.

Served as Chief Risk Officer for the U.S. Department of the Treasury, the national treasury and finance department of the U.S. Government, from 2014 to 2019. In this role, Mr. Phelan established the department’s Office of Risk Management to provide senior Treasury and other Administration officials with analysis of key risks, including credit, market, liquidity, operational, governance, and reputational risks across the department. He also served as Acting Director for the Office of Financial Research, an independent bureau within the Treasury Department charged with supporting the Financial Stability Oversight Council and conducting research about systemic risk.

Served as CRO for RBS Americas, from 2011 to 2014.

Possesses broad risk oversight expertise as well as extensive knowledge of the banking industry.

His knowledge and experience strengthen the Board’s governance and risk oversight and make him a key member of the Risk Oversight Committee and the Board. He was determined by the Board to be a “risk management expert” under the Federal Reserve’s Regulation YY.

Education

Holds a master’s degree in economics from Trinity College in Dublin, Ireland, and a juris doctor degree from Villanova University.

Key Experience and Skills:

Audit/Financial Reporting

Compensation & Human Capital Management

Financial Services

Government, Public Policy & Regulatory

Legal

Public Company Executive

Risk Management

Strategic Planning/M&A

Technology, Cybersecurity & Information Security

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David L. Porteous
Director since: 2003 Age: 71 Independent Lead Director Committees: Executive Committee (Chair) NESG Committee (Chair) Risk Oversight Committee

Career Highlights

Attorney at McCurdy, Wotila & Porteous, P.C., a law firm, since 2008.

Practiced law for more than 40 years with a focus on business, corporate, and municipal law and government relations.

Prior to joining McCurdy, Wotila & Porteous, he managed his own law practice for more than 20 years.

Recognized authority on economic development and has served on the boards of the Michigan Economic Development Corporation; the Michigan Economic Growth Authority, where he was chairman of the executive committee; the Michigan Strategic Fund, where he was chairman; and the Michigan Chamber of Commerce.

Former director of the Federal Home Loan Bank of Indianapolis, where he chaired the audit committee.

Served on the board of trustees of Michigan State University, where he was chairman of the board, from 2003 to 2006, and was a member of its finance and audit committees.

Served as a director of Jackson National Life Insurance of New York, from 2002 to 2016, where he served as a member of the audit, risk, and compensation committees.

Brings significant legal, economic, and leadership experience to the Board and the committees on which he serves.

Education

Holds a bachelor’s degree in criminal justice from Michigan State University and a juris doctor degree from Western Michigan University, Cooley Law School.

Key Experience and Skills:

Audit/Financial Reporting

Compensation & Human Capital Management

ESG

Financial Services

Government, Public Policy & Regulatory

Legal

Risk Management

Strategic Planning/M&A

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Teresa H. Shea
Director Nominee Age: 64 Other Current Public Company Directorships: ZeroFox Holdings, Inc.

Career Highlights

President, Oplnet, LLC, a business that provides expertise and experience to help government and commercial customers improve performance in the areas of national defense and intelligence, since 2022.

Served as Vice President, Cyber Offense Defense Experts (CODEX) within Raytheon Intelligence and Space, an entity that provides cyber capabilities for offense, defense, and security initiatives for customers in the intelligence and defense industries, from 2019 to 2022.

Served as Executive Vice President of Technology and a director of Cyber-Reboot at In-Q-Tel, a not-for-profit strategic investment firm that accelerates the development and delivery of cutting-edge technologies to the intelligence community and Department of Defense from the venture-backed tech start-up ecosystem, from 2016 to 2019.

Joined In-Q-Tel after spending 32 years at the U.S. National Security Agency (NSA), where she held several leadership positions, including most recently as the Director of Signals Intelligence, where she advised the Directors of NSA, the Director of National Intelligence, U.S. Military officers, and other high-ranking U.S. government officials.

Serves on the Army Science Board Intelligence Committee, the Georgia Institute of Technology school of Electrical and Computer Engineering Advisory Board, the Georgia Institute of Technology Board of Advisors, and the Cigent Technology Inc. board of directors, and serves as an advisor to Sanbox AQ.

Brings significant leadership and cybersecurity expertise in the intelligence and national defense industries, making her a strong nominee for Director.

Education

Holds a bachelor’s degree in electrical engineering from Georgia Institute of Technology and a master’s degree in electrical engineering from Johns Hopkins University.

Key Experience and Skills:

Government, Public Policy & Regulatory

Compensation & Human Capital Management

Client/Consumer Marketing, Branding & Communication

Risk Management

Technology, Cybersecurity & Information Security

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Roger J. Sit
Director since: 2021 Age: 62 Committees: HRCC Risk Oversight Committee

Career Highlights

CEO, Global Chief Investment Officer, and Director at Sit Investment Associates, Inc., a privately-owned institutional investment management firm, since 2008.

Served in the U.S. Air Force, attaining the rank of Captain.

Has over 30 years of financial services experience, including as vice president and senior equity research analyst at Goldman Sachs & Co.

Serves on the investment committee of the McKnight Foundation, a family foundation that is focused on advancing a more just, creative, and abundant future where people and the planet thrive. Previously, Mr. Sit served on the board of the McKnight Foundation and as a member of the executive committee and is a past chair of the finance and audit committee and the investment committee.

Brings significant leadership and financial services expertise, making him a valuable member of our Board.

Education

Holds a bachelor’s degree in management from the U.S. Air Force Academy, a master’s degree in systems management from the University of Southern California, and a master’s degree in business administration from the Harvard Business School.

Other Prior Public Company Boards Within Five Years

Prior to the TCF Merger in 2021, he served on the board of TCF (formerly Chemical Financial Corporation) since its 2019 merger with legacy TCF, the board of which he had served on since 2015.

Key Experience and Skills:

Audit/Financial Reporting

Compensation & Human Capital Management

ESG

Financial Services

Government, Public Policy & Regulatory

Risk Management

Strategic Planning/M&A

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Stephen D. Steinour
Director since: 2009 Age: 65 Committees: Executive Committee Other Current Public Company Directorships: Bath & Body Works, Inc.

Career Highlights

Chairman, President, and CEO of Huntington and President and CEO of Huntington Bank, since January 2009. Mr. Steinour was also Chairman of Huntington Bank until the TCF Merger in 2021. He joined Huntington from CrossHarbor Capital Partners, a recognized leading manager of alternative investments, where he served as a Managing Partner, from 2008 to 2009.

Served in various executive roles for Citizens Financial Group, from 1992 to 2008, with responsibilities for credit, risk management, wholesale and regional banking, consumer lending, technology, and operations, among others. He was named President in 2005 and CEO in 2007.

Serves as the chair of the audit committee and as a member of the executive committee on the board of Bath & Body Works, Inc.

Serves as a trustee of The Ohio State University Wexner Medical Center, co-chair of The Columbus Partnership, and as a member of the board of Battelle Memorial Institute.

Member of the Board of the Bank Policy Institute and Member of the Ohio Business Roundtable and The Clearing House.

Former director of the Federal Reserve Bank of Cleveland, from 2017 to 2019.

Served on the board of trustees of Liberty Property Trust, is a former trustee of the Eisenhower Fellowships and the National Constitution Center, and past chairman of the Greater Philadelphia Chamber of Commerce.

With more than 40 years of experience in all aspects of banking, he brings extensive leadership experience, as well as broad knowledge of the banking industry to the Board and his role as CEO.

Education

Holds a bachelor’s degree in economics from Gettysburg College and completed the Stanford University Graduate School of Business Executive Program.

Other Prior Public Company Boards Within Five Years

Served on the board of L Brands, Inc., a specialty retail company, from 2014 until it split into separate companies in 2021; continued on the board of Bath & Body Works, Inc.

Served on the board of Exelon Corporation, a utility services holding company, from 2007 to 2020.

Key Experience and Skills:

Audit/Financial Reporting

Client/Consumer Marketing, Branding & Communication

Compensation & Human Capital Management

ESG

Financial Services

Government, Public Policy & Regulatory

Public Company Executive

Risk Management

Strategic Planning/M&A

Technology, Cybersecurity & Information Security

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Jeffrey L. Tate
Director since: 2021 Age: 54 Committees: Audit Committee

Career Highlights

CFO of Dow Inc., a global chemical and plastics manufacturer, since 2023. Mr. Tate re-joined Dow after serving as CFO and Executive Vice President of Leggett & Platt, a diversified manufacturer, from 2019 to 2023.

Previously served as Vice President and Business Finance Director for the Packaging and Specialty Plastics segment of Dow, from 2017 to 2019. Mr. Tate directed and oversaw all finance activities at Dow to provide strategic and financial counsel for the businesses. He, also served as Chief Auditor of Dow, from 2012 to 2017, with responsibility for leading internal audit and corporate investigations globally.

Began his career with Dow in Louisiana in 1992 and held a variety of accounting and controller roles before relocating to Michigan for several finance leadership assignments in Dow Automotive, Investor Relations, Performance Materials, and Performance Plastics.

Chosen as CFO of the Year by the National Association of Black Accountants in 2020. In 2020 and 2012, he was named to Savoy Magazine’s Top 100 Most Influential Blacks in Corporate America.

Serves as a member of the Financial Executives International, the Executive Leadership Council, the American Institute of Certified Public Accountants, and Omega Psi Phi Fraternity, Incorporated.

Previously served on the PCAOB Standing Advisory Group.

Brings significant finance and accounting expertise, making him a key member of the Board and Audit Committee.

Education

Holds a bachelor’s degree in accounting from the University of Alabama and is a Certified Public Accountant.

Other Prior Public Company Boards Within Five Years

Prior to the TCF Merger in 2021, he served on the board of TCF (formerly Chemical Financial Corporation) since its 2019 merger with legacy TCF, the board of which he had served on since 2017.

Key Experience and Skills:

Audit/Financial Reporting

Compensation & Human Capital Management

Financial Services

Public Company Executive

Risk Management

Strategic Planning/M&A

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Gary Torgow
Director since: 2021 Age: 67 Committees: Community Development Committee Other Current Public Company Directorships: DTE Energy Company

Career Highlights

Chairman of Huntington Bank, since 2021.

Previously served as the executive chairman of TCF (known as Chemical Financial Corporation until 2019) from 2016 until the TCF Merger in 2021; previously served as executive chairman of Talmer Bancorp, Inc. until its merger with Chemical Financial Corporation (later renamed TCF in 2019).

Before joining Talmer, Mr. Torgow founded and chaired the Sterling Group, a Michigan-based real estate, development, and investment company.

Serves as a director of Blue Cross Blue Shield of Michigan and Corewell Health Beaumont Hospital.

Serves as a trustee and board member of the Community Foundation for Southeast Michigan and is the chairman of the Business Leaders of Michigan.

Mr. Torgow  serves as president of the Jewish Federation of Metropolitan Detroit, on the board of the Pope Francis Center, and as board president for the Yeshiva Beth Yehudah school.

He is well known throughout Michigan for his business and philanthropic activities.

Brings significant financial services expertise, as well as deep knowledge about the Midwest, Detroit, and Michigan marketplaces, making him a valued member of the Board.

Education

Holds a bachelor’s degree in history from Yeshiva University and a law degree from Wayne State University.

Other Prior Public Company Boards Within Five Years

Prior to the TCF Merger in 2021, he served as the executive chairman of TCF (formerly Chemical Financial Corporation) since 2016.

Key Experience and Skills:

Audit/Financial Reporting

Compensation & Human Capital Management

ESG

Financial Services

Government, Public Policy & Regulatory

Public Company Executive

Strategic Planning/M&A

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Compensation of Directors

Our compensation philosophy for the Board is to provide compensation to non-employee Directors that reflects the significant time commitment and substantial contributions the Directors are expected to make to the value creation and governance of Huntington.

The compensation levels and structure for Directors are designed, with the input of the independent compensation consultant, to enable us to attract and retain high caliber talent at a national level and also to align the Directors’ interests with those of our shareholders. The program is retainer-based and paid in a combination of cash and equity. A meaningful portion of Director compensation is paid in equity that is subject to ownership requirements. Meeting fees in cash are paid only when the number of meetings exceed a certain threshold. The CEO and Mr. Torgow do not receive compensation for their service as a Director.

The HRCC performs a review of the compensation program for Directors each year facilitated by the independent compensation consultant. In 2021, the HRCC set the Director annual cash retainer at $100,000 and the Director annual equity retainer at $137,500 to align with market practices.

Base Compensation

Director Equity Compensation

A meaningful portion of Director compensation is paid in equity that is subject to ownership requirements.

Equity grants for Directors are in the form of deferred stock units.

The deferred stock units are vested upon grant but not released to the Director until the later of six months following separation of service or one year from the date of grant.

Additional Retainers

*	An event fee is paid when, at Huntington’s request, a Director attends or participates in an event or meeting in their capacity as a Director. Such events could include conferences hosted by regulators, regional bank visits, or Huntington-sponsored training.
**	A $2,000 per meeting fee is paid only when meetings exceed: 20 meetings in a calendar year for the Audit Committee and the Risk Oversight Committee; 8 meetings in a calendar year for all other committees; or 15 meetings in a calendar year for the Board. If the threshold for any committee (or the full Board) is not exceeded, then no meeting fee is paid for that meeting.

All fees payable in cash are paid in quarterly installments. A Director may defer all or a portion of the cash and equity compensation payable to the Director through participation in the Director Deferred Compensation Plan.

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Director Compensation 2023

Name	Fees Earned or Paid in Cash(2)	Stock Awards(3)(4)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-qualified Deferred Compensation Earnings	All Other Compensation	Total
Lizabeth Ardisana	$40,834	$—	—	—	—	$—	$40,834
Alanna Y. Cotton	115,000	137,496	—	—	—	—	252,496
Ann B. (Tanny) Crane	154,500	137,496	—	—	—	—	291,996
Robert S. Cubbin	51,668	—	—	—	—	—	51,668
Rafael Andres Diaz-Granados	85,667	137,493	—	—	—	—	223,160
Gina D. France	148,167	157,498	—	—	—	—	305,665
J. Michael Hochschwender	141,500	137,496	—	—	—	—	278,996
John C. (Chris) Inglis	76,667	137,493	—	—	—	—	214,160
Richard H. King	120,500	137,496	—	—	—	—	257,996
Katherine M. A. (Allie) Kline	117,000	137,496	—	—	—	—	254,496
Richard W. Neu	163,000	157,498	—	—	—	—	320,498
Kenneth J. Phelan	159,000	157,498	—	—	—	—	320,498
David L. Porteous	279,000	137,496	—	—	—	—	416,496
Roger J. Sit	130,500	137,496	—	—	—	—	267,996
Jeffrey L. Tate	119,000	137,496	—	—	—	—	256,496
Gary Torgow(1)	—	—	—	—	—	3,323,938	3,323,938

(1)	The “All Other Compensation” column for Mr. Torgow includes $3.25 million paid to Mr. Torgow pursuant to his Letter Agreement described below; including $31,149 related to Mr. Torgow’s use of a car and driver provided by Huntington, representing the cost of fuel, salary, and overtime costs for the driver, and maintenance and depreciation on the vehicle; and $42,789 related to administrative support and use of office space. Pursuant to a Letter Agreement, dated December 13, 2020, between Director Torgow and Huntington that was contingent upon the completion of the TCF Merger, Director Torgow provides advisory services to Huntington, including advice on the development, strengthening, and growth of customer, community, and local government relationships. At the close of the TCF Merger, Director Torgow was paid $3.25 million. For the first two 12-month periods following the merger closing date, Director Torgow is entitled to receive an annual advisory fee of $3.25 million, the first of which was paid in 2022. Director Torgow will receive an advisory fee of $2.75 million for the third 12-month period following the merger closing date or June 9, 2024. During the term of the agreement, Director Torgow is entitled to (1) continued use of an executive office in the Company’s primary location in Downtown Detroit, (2) a dedicated executive assistant, and (3) continued use of a dedicated driver for security purposes. Pursuant to the terms of the Letter Agreement, Mr. Torgow receives no compensation for his service on Huntington’s Board.
(2)	Amounts include fees deferred by participating Directors under the Director Deferred Compensation Plan.
(3)	On May 1, 2023, grants of 14,331 deferred stock units were made to the chairs of the Audit Committee, HRCC, and Risk Oversight Committee, and grants of 12,511 deferred stock units were made to each other Director under the 2018 Long-Term Incentive Plan. On July 18, 2023, grants of 11,802 deferred stock units were made to Messrs. Diaz-Granados and Inglis as newly appointed Directors. These deferred stock unit awards will be credited with an additional number of deferred stock units to reflect reinvested dividend equivalents with respect to the period of time between the date of grant and the delivery of shares. All awards were vested upon grant but are not released until the later of six months following separation of service or one year from the date of grant. This column reflects the grant date fair value in accordance with FASB Topic 718 and is equal to the number of units times the fair market value (the closing price of a share of common stock) on the last trading day prior to the date of grant.

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(4)	The HRCC has granted deferred stock awards to non-employee Directors each year since 2006. The Directors’ deferred stock unit awards outstanding as of December 31, 2023, are set forth in the table below.

Name	Deferred Stock Awards Outstanding
Alanna Y. Cotton	55,962
Ann B. (Tanny) Crane	151,454
Rafael Andres Diaz-Granados	11,984
Gina D. France	84,796
J. Michael Hochschwender	82,921
John C. (Chris) Inglis	11,984
Richard H. King	28,418
Katherine M. A. (Allie) Kline	62,993
Richard W. Neu	179,477
Kenneth J. Phelan	65,514
David L. Porteous	168,085
Roger J. Sit	28,418
Jeffrey L. Tate	28,418

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Director Deferred Compensation Plan

We offer a deferred compensation program that allows the members of the Board to elect to defer receipt of all or a portion of the cash and equity compensation payable to them in the future for services as Directors. Amounts deferred will accrue interest, earnings, and losses at the market rate of the investment option selected by the participant. The investment options consist of Huntington common stock and a variety of mutual funds that are generally available under and/or consistent with the types of investment options available under our tax-qualified 401(k) Plan for colleagues.

A Director’s account will be distributed either in a lump sum or in annual installments, as elected by each Director, following the age or date specified by the Director at the time the deferral election was made, or the Director’s termination as a Director. All the assets of the current and predecessor plans are subject to the claims of our creditors.

As of December 31, 2023, the participating Directors’ accounts under the current and predecessor plans were substantially comprised of Huntington common stock and had the values set forth in the table below.

Participating Directors	Account Balance at December 31, 2023
Alanna Y. Cotton	$213,214
Ann B. (Tanny) Crane	890,490
Rafael Andres Diaz-Granados	67,203
John C. (Chris) Inglis	263,629
Richard H. King	28,862
Katherine M. A. (Allie) Kline	48,812
Richard W. Neu	2,670,862
Kenneth J. Phelan	403,623
David L. Porteous	1,530,150
Roger J. Sit	288,305
Jeffrey L. Tate	59,250

In addition, Ms. France and Mr. Hochschwender have account balances under a FirstMerit Corporation deferred compensation plan valued at $950,644 and $1,088,769, respectively, as of December 31, 2023. The investment options consist of Huntington common stock and a variety of mutual funds that are generally available under and/or consistent with the types of investment options available under our tax-qualified 401(k) Plan for colleagues.

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Corporate Governance

Corporate Governance	Huntington and its Board are committed to strong corporate governance and to continually enhancing our practices so that we are better positioned to create shareholder value over time. Our Board is structured to provide effective and independent oversight of Huntington’s corporate governance framework.

Commitment to Good Governance Practices

Huntington’s Board and management believe that strong corporate governance is critical to our long-term success. Executive management and the Board work together to not only maintain legal and regulatory compliance with respect to our governance practices, but to also implement a robust governance framework with hallmarks of transparency and effectiveness. By having appropriate governance practices in place, we are better equipped to operate efficiently, keep pace with market trends and shareholder expectations, and remain compliant with regulatory expectations. Moreover, the Company understands that the governance landscape and shareholder focuses are constantly changing and evolving. Therefore, Huntington seeks to continually monitor its practices with a view towards enhancing them over time.

To this end, the Board adopted several corporate governance documents that compose Huntington’s governance framework. Chief among these is the Corporate Governance Guidelines that detail Board responsibilities, Director qualifications, and structures and practices intended to enhance the Board’s effectiveness.

As demonstrated throughout this Corporate Governance section and as highlighted in the Information Highlights section, Huntington has a record of implementing a strong governance framework.

Documents available on or through our website at ir.huntington.com:

Corporate Governance Documents

  Corporate Governance Guidelines

  Code of Conduct and Ethics

  Financial Code of Ethics for CEO and Senior Financial Officers

  Recoupment Policy (Nasdaq-required)

  Recoupment Policy (misconduct)

Board Committee Charters

  Audit Committee Charter

  Community Development Committee Charter

  Executive Committee Charter

  HRCC Charter

  NESG Committee Charter

  Risk Oversight Committee Charter

  Technology Committee Charter

Investor Relations Policies

  Investor Relations Public Disclosure and Access Policy

ESG Documents

  ESG Report

  TCFD Report

  EEO-1 data disclosure

  Huntington Political Action Committee Contribution Report

  Environmental Policy Statement

  Climate Risk Statement

  Service Provider Code of Conduct

  Huntington Human Rights Statement

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Shareholder Outreach and Engagement

We value the views of our investors and welcome feedback from them. The NESG Committee, on behalf of our Board, oversees our outreach and engagement practices. Typically, members of management, and on occasion the independent Lead Director, hold conversations about ESG and executive compensation matters with our largest investors biannually. During 2023, we were actively engaged in discussions with Huntington’s shareholders. These conversations are summarized for the NESG Committee, thus providing the Board with valuable insight from these interactions.

Huntington believes that shareholder engagement is an ongoing process that should occur throughout the year during multiple touchpoints. Therefore, we have developed a robust process that allows us to maintain contact with shareholders and other market participants throughout the year. In addition to hearing from investors about their positions and expectations, we seek to develop and strengthen relationships with them. Overall, through multiple efforts, we reached out to engage investors collectively owning over 50% of our outstanding stock as of December 31, 2023.

Our Corporate Governance, ESG, Investor Relations, and Total Rewards teams work closely together to provide an effective, integrated engagement program that positively impacts our shareholders and their representatives. The following provides an overview of our engagement process:

Engagement Process
Early Spring Publish our proxy statement and annual report; may seek to engage with shareholders depending on the proposals to be voted upon	Mid-Spring Annual shareholder meeting with members of the Board and executive management in attendance; analyze voting results following the annual meeting to evaluate shareholder support	Summer Publish our ESG Report describing Huntington’s strong ESG practices and disclosure framework	Autumn Engage with institutional shareholders through scheduled calls and video conferences that primarily focus on ESG and executive compensation matters

Throughout the year, engage with shareholders and others during conferences, road shows, and earnings calls

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During the autumn of 2023 outreach calls, we solicited shareholder feedback primarily on our ESG practices and disclosures, corporate governance, and executive compensation. Our Lead Director, Mr. Porteous, also has been a frequent speaker on governance matters at director forums and with investors. Feedback from these engagements was summarized and presented to the NESG Committee so that the Board understands what issues are most important to shareholders.

The following table sets forth some of the most frequent feedback we received and how we are addressing it:

What we heard…	How we are addressing it…
Shareholders encouraged Huntington to continue its history of transparently reporting on climate risk and climate change.	In 2023, we published our second stand-alone TCFD Report, which provides increasing detail on how we manage climate-related financial risks. This Report provides key insights into strategy and future actions where we believe we can make a meaningful impact on the environment. We also intend to proactively respond to new and emerging regulations that impact us and require additional disclosures.
Shareholders sought insights into social topics, such as employee engagement, employee turnover, and how we manage risks associated with AI.

We have taken numerous actions to address important social topics.

We have and continue to update and refine our employee benefits programs, support numerous business resource groups, and foster a diverse, inclusive workplace, welcoming to all.

We have provided consistent, clear disclosures on employee engagement, turnover, and other social topics, and we communicated our intent to continue to do so.

We have incorporated AI oversight into our management-level committees and created an AI and Machine Learning policy to help govern all enterprise activities in this space.  In addition, we have board-level technology expertise to help provide us with critical perspectives on this increasingly important topic.

Communications with the Board

Shareholders and other interested parties who wish to send communications to the Board may find information on the Board of Directors page accessible through our website at ir.huntington.com. Communications may be directed to the Board, a committee of the Board, the independent Lead Director, the independent Directors as a group, or an individual Director by indicating in the communication to whom it should be directed.

The Office of the Corporate Secretary circulates communications to the appropriate Director or Directors, except for those communications that are of a personal nature or unrelated to the duties and responsibilities of the Board, including, without limitation, routine customer service matters, commercial solicitations, employment resumes, and mass mailings.

For those customers seeking support, please refer to the Customer Service page on Huntington’s website.

Capital Planning

Huntington implements a disciplined capital planning process that is designed to ensure the Company maintains the necessary capital and liquidity levels to meet regulatory requirements and customer needs. Further, we seek to employ capital in an efficient manner that takes a long-term view in balancing the Company’s liquidity needs and returning capital to shareholders through dividends and share repurchases/buybacks.

Company Oversight. A cross-functional group, which includes Treasury and Finance, is responsible for capital planning with oversight provided by Risk Management and Internal Audit. Distributions of capital, whether via dividends or share repurchases, are overseen and approved by the Board. The Board’s authorization of share repurchase programs are publicly disclosed to shareholders following approval.

Regulatory Oversight. Huntington’s capital planning is subject to ongoing review by the Federal Reserve, one of Huntington’s prudential regulators. Huntington’s capital plan is submitted to the Federal Reserve following final review and approval from our Board.

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Capital Priorities. We continually evaluate and assess the Company’s capital position and plans. Currently, Huntington’s Capital Priorities consist of the following:

Building capital through organic growth and active capital management strategies
Continuing to increase Adjusted Common Equity Tier 1 (inclusive of Accumulated Other Comprehensive Income ex-cash flow hedges)

We believe that prudent investment and allocation of capital is critical to our success and long-term value creation for all our stakeholders.

Continually Assessing and Enhancing Director Skills and Board Effectiveness

The NESG Committee regularly assesses the composition of the Board to assure that the appropriate knowledge, skills, and experience are represented. A robust refreshment and succession planning process has been established to enhance the Board’s current set of skills, to plan for known Director retirements, and to be ready for unplanned changes.

Board Refreshment and Succession Planning

Our Board is committed to maintaining a well-rounded and effective membership to better ensure overall Board effectiveness, meaningful oversight of the Company’s business strategy, and our long-term success.

At least annually, the NESG Committee assesses the size of the Board and reviews its composition to ensure that the appropriate knowledge, skills, and experience are represented, in the Committee’s judgment. The Board is committed to an ongoing refreshment process.

To help bring about fresh perspectives, several Directors have been added within the last five years. The Board recognizes that it is critical to maintain a range of tenures to ensure sufficient experience for Board leadership positions, Board continuity, and institutional knowledge through economic cycles and business climates. The tenures of our Director nominees range from less than one year to 20 years (as of the date of the 2024 Annual Meeting).

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Director Qualifications

Factors considered by the NESG Committee and the Board in their review of potential candidates include:

The candidate’s general business knowledge and special skills, expertise, and background that would complement the attributes of the existing Directors,

The candidate’s diversity, background, and experiences,

Whether the candidate has exhibited behavior that indicates they are committed to the highest ethical standards,

The candidate’s leadership and prominence within their business, governmental, or professional activities and whether their reputation demonstrates the ability to make the kind of important and sensitive judgments that the Board is called upon to make,

The candidate’s willingness to challenge management while working constructively as part of a team in an environment of collegiality, confidence, and trust,

A determination of whether the candidate will be able to devote sufficient time and energy to the performance of their duties as a Director based on their current and potential commitments,

The candidate’s experience in industries and with practices applicable to the Board’s oversight of Huntington, and

The existence of any conflicts of interest.

As demonstrated in the Diversity & Inclusion subsection under Proposal 1 — Election of Directors, diversity is a priority for the Board and the NESG Committee in the selection and recruitment of Directors.

Selection and Recruitment of Directors

One of the most important duties carried out by the NESG Committee is the selection and recruitment of new Board members. Through the NESG Committee’s structured process, the Board can be better assured that it is positioned to properly oversee the Company now and in the future.

The NESG Committee thoroughly reviews the qualifications of potential Director candidates, as well as those Directors standing for reelection, and makes recommendations to the full Board. Each of the Director nominees meets the standards listed in the Board Refreshment and Succession Planning subsection above. From time to time, the NESG Committee will identify additional selection criteria for Board membership, taking into consideration the Company’s business strategy, the business environment, and current Board composition. The NESG Committee may also use a third-party search firm to seek out candidates for the Board. During 2023, the NESG Committee engaged Spencer Stuart to assist with locating and vetting potential candidates.

When seeking out individuals for appointment to the Board, the NESG Committee and Board undertake a rigorous screening process. This process helps ensure that the right individuals are selected for directorship. The following sets forth the typical selection and recruitment process:

Sources for candidates	Candidate pool	In-depth review	Recommendation to the Board	Board review
The NESG Committee and Board consider potential candidates submitted by Directors, management, search firms, shareholders, and self-nominees.	Director searches include a diverse slate of candidates in terms of race, ethnicity, and gender in accord with the Rooney Rule as previously described.	Certain Directors meet with potential candidates Consider candidates’ skills, background, and diversity. Review candidates for independence and potential conflicts.	The NESG Committee makes a recommendation to the Board following the review process.	Following the NESG Committee’s recommendation, the full Board will vote on the candidate’s appointment.

The Director Onboarding and Continuing Education subsection describes the process that new Directors undergo to assist with their acclimation to the Board and Company. Individuals who wish to recommend individuals for directorship are encouraged to review the General Information on Voting and the Annual Meeting section.

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Regular Board Evaluations

Candid and thorough Board evaluations are necessary to ensure that the Board and committees are productive and operating efficiently. The self-assessment is also used to shape the Board and its composition so that it is best positioned to oversee Huntington’s long-term strategy and continued success.

The NESG Committee oversees a Board evaluation process for the Board and its committees each year. Regular evaluation is critical to assessing strengths and identifying areas for enhancement, and the annual process is designed to ensure that Board members are free to speak openly and candidly. Periodically, the Board will engage an experienced third party to facilitate the Board’s self-assessment and assessments of individual Directors.

As part of the Board evaluation process, the Board considers, among other matters, whether its composition reflects the skills needed to appropriately oversee the Company’s long-term strategy and continued success. The Board also evaluates its processes and interactions with management to determine whether it is operating efficiently with respect to its oversight responsibilities.

In addition to participating in the annual Board evaluation process, Directors are encouraged to raise any topics related to Board performance and effectiveness, or any other matter, at any time with the independent Lead Director, the Chair of the NESG Committee, the chair of an applicable committee, the Chairman of the Board, or the Board as a whole, as appropriate. The independent Lead Director makes it a point to engage one-on-one with each Board member throughout the year.

The following sets forth the process that was used for the Board’s 2023 evaluation:

1	Prior to the Board’s and committees’ full evaluations, the independent Lead Director, who also serves as the Chair of the NESG Committee, held individual discussions with each Director to obtain their candid feedback on Board operations and functioning, individual Directors’ goals and performance, and other topics. These discussions took place at the end of the year.
2	Each committee conducted a self-assessment of its own operations and performance and the topics applicable to the committee. Committee self-assessments were facilitated by each committee’s chair during the January meeting cycle.
3	The independent Lead Director provided a summary of the discussions to the independent Directors during an executive session at the January Board meeting.
4	The self-assessment process solicited the Board’s feedback in areas such as:
Board dynamics and operations;
Board structure and composition;
Business strategy;
Risk management and governance;
Relations with our regulators;
Executive performance, incentive compensation, and succession planning;
Information presented to the Board and Director engagement;
Crisis response and management; and
Sustainability and ESG.
5	The Board continued to place additional emphasis on outcomes. Following the completion of the evaluation process, the Board determined follow-up actions.
6	Follow-up action items are being implemented into action plans.

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Board Role and Responsibilities

The Board’s Role in Risk Oversight

We have a deeply ingrained risk management culture, including our Board-approved aggregate moderate-to-low, through-the-cycle risk appetite.

We rely on comprehensive risk management processes to identify, measure, monitor, control, and report risks and to aggregate risks across the enterprise. This system enables the Board to understand the effectiveness of the Company’s risk management practices and capabilities, review the Company’s risk exposure relative to its risk appetite, and ensure management elevates certain key risks for discussion at the Board level.

Our Risk Appetite Statement and our Risk Governance Framework serve as the foundation for consistent and effective risk management. They outline the seven types of risk that the Company faces:

Compliance risk	Credit risk	Liquidity risk	Market risk
Operational risk	Reputation risk	Strategic risk

The Risk Appetite Statement and the Risk Governance Framework describe components of our risk management approach, including our risk appetite and risk management processes, with a focus on the role of all colleagues in managing risk. Additionally, the Risk Appetite Statement defines the aggregate risk levels and types of risk our Board and management believe are appropriate to achieve the Company’s strategic objectives and business plans.

While the Board has three committees that primarily oversee implementation of this desired risk appetite and the monitoring of our risk profile—the Risk Oversight Committee, the Audit Committee, and the Technology Committee—the full Board is engaged in discussing risks. All standing committees report their deliberations and actions at each full Board meeting. Noteworthy issues from each committee’s agenda are called to the attention of the full Board. In addition, all scheduled committee meetings are open to all Directors. The Directors regularly communicate directly with members of senior management, and the Board and committees regularly meet in executive session without management present.

The role of each Board committee is further described under Board, Committee, and Leadership Structure.

Board of Directors

Directly oversees risks related to Company strategy and leadership. Our aggregate moderate-to-low, through-the-cycle risk appetite is an integral part of our strategy and strategic planning process.

Meets frequently with senior management and is devoted to reviewing strategic priorities.

The CEO reserves time at the beginning of Board meetings to discuss priorities and initiatives.

Special Board sessions are periodically held to discuss and analyze specific possible risk scenarios, such as cybersecurity incident simulations.

Oversees succession planning for the positions of the CEO and other members of the ELT.

Executive sessions are held at every regularly schedule Board meeting.

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Board Committees

Risk Oversight Committee	Audit Committee

Assists the Board in overseeing operation of the Company’s enterprise-wide Risk Governance Framework, including:

review and approval of the Risk Governance Framework;

review, and recommendation for Board approval, of the Company’s Risk Appetite Statement, including risk appetite metrics;

review and approval of key Company-wide risk policies;

oversight of the Company’s corporate risk management function, including the CRO and corporate risk management budget.; and

the CRO reports directly to both the Risk Oversight Committee and the CEO.

Receives reports directly from the CRO at least quarterly.

Oversees the administration and effectiveness of our capital management and planning process, including capital adequacy assessment and forecasting processes, capital strategy, and end-to-end capital planning.

Oversees the administration, effectiveness, and independence of our credit review function, including the performance and compensation of the Credit Review Director. The Credit Review Director reports directly to the Risk Oversight Committee and administratively to the CEO.

Assists the Board in overseeing the integrity of the consolidated financial statements, including oversight of:

policies, procedures, and practices regarding the preparation of financial statements, the financial reporting process, disclosures, and internal control over financial reporting; the internal audit department; and the independent registered public accounting firm’s qualifications, independence, and reports;

compliance with our Financial Code of Ethics for CEO and Senior Financial Officers;

compliance with corporate securities trading policies; and

compliance with legal and regulatory requirements.

The Audit Committee is directly responsible for the appointment, annual review, compensation, and termination of the Chief Internal Auditor.

Human Resources and Compensation Committee

Assists the Board in ensuring that compensation plans are designed and administered to drive sustainable, long-term results in an effective and ethical manner, while not exposing the organization to inappropriate risks.

Reviews and evaluates the Company’s compensation policies and practices and the relationship among risk, risk management, and compensation to ensure that:

incentive compensation practices appropriately balance risk and financial results;

incentives do not encourage unnecessary and excessive risk taking or expose the Company to imprudent risks;

incentive programs are compatible with effective controls and risk management;

incentive programs are supported by strong corporate governance; and

compensation policies are not likely to have a material adverse effect on the Company. See Risk Assessment of Incentive Compensation in the CD&A for additional information.

Assist the Board in overseeing the development, implementation, and effectiveness of the Company’s strategies and policies regarding human resources matters.

Reviews succession planning for the CEO and other ELT member positions.

Meets regularly with members of executive management.

Supports the Board with succession planning for key management positions.

Executive Committee

Provides an efficient means of considering matters that arise between regularly scheduled meetings of the full Board.

Assists in oversight of matters that either require prompt attention or are deemed appropriate by the Executive Committee to consider on behalf of the full Board.

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Technology Committee	Community Development Committee	NESG Committee

Assists the Board in fulfilling its oversight responsibilities with respect to Huntington’s technology and innovation strategies and information technology and cybersecurity risk management.

Ensures management of cybersecurity and information technology risks.

Promotes the Company’s mission of local involvement and leadership in the communities where the Company is located and where our colleagues work.

Considers matters relating to community development and involvement, philanthropy, government affairs, fair and responsible lending and banking, and DEI.

Evaluates whether the necessary skills to oversee the Company are represented on the Board.

Oversees the Company’s ESG strategy and practices, including receiving periodic updates from management on ESG risks and opportunities, including those related to climate, human capital management, and the capital markets.

Reviews shareholder outreach efforts.

Several overlapping topics are overseen by more than one committee. On a regular basis, the Risk Oversight Committee and Audit Committee meet in joint session to cover matters relevant to both committees’ oversight responsibilities. Matters overseen by both committees include reviews of annual and quarterly reports, the methodology and level of the allowance for credit losses, and conduct risk. These committees routinely hold executive sessions with our key officers engaged in both accounting and risk management. In addition, while the Technology Committee has primary oversight over cybersecurity and IT risk, this topic is also regularly discussed in joint session with the Risk Oversight Committee and Audit Committee.

Due to the importance and growing shareholder interest of ensuring proper oversight of ESG, ESG-related topics are flagged within committee meeting materials for awareness and to invite discussion among the broader Board.

Executive Succession Planning

The Board oversees succession planning for the positions of the CEO and other members of the ELT. Because selecting and appointing qualified executive leadership is a priority for the Board, succession planning is discussed frequently. The CEO and the CHRO review the succession plans in place for executive leadership with the Board at least once a year. The HRCC and the Board annually review and approve a talent management framework covering executive leaders who are responsible for or influence material risk decisions, evaluating their knowledge, skill, and ability to effectively identify, measure, monitor, and control relevant risks.

Board, Committee, and Leadership Structure

The Board’s Leadership Structure

Having strong governance practices that provide appropriate checks and balances is important to Huntington. This includes adopting a Board leadership structure that allows the Board to effectively exercise its oversight role. In order to actively oversee and guide management, it is important that the Board actively challenges management on both their strategic and day-to-day operation of the Company.

Our CEO, Stephen D. Steinour, serves as Chairman of the Board, and David L. Porteous has served as the independent Lead Director since the Board established the role in 2007.

Additionally, Gary Torgow serves as Chairman of Huntington Bank. As part of the TCF Merger that was completed in 2021, Huntington implemented an innovative Board leadership structure whereby Mr. Torgow, TCF’s prior executive chairman, assumed the Chairman position of Huntington Bank. In this role, he is able to continue providing his institutional knowledge, business acumen, and leadership to the combined company. He has an active role in commercial business development and community resources and relationships on behalf of Huntington.

To maintain flexibility, the Board has not adopted a policy requiring that the roles of Chairman of the Board and CEO be combined or separate. To ensure independent leadership, the Board has determined that there will be an independent Lead Director appointed whenever the positions of Chairman and CEO are combined. Each year the Board evaluates its leadership and leadership structure considering current and anticipated future circumstances and whether having a combined Chairman/CEO, along with a strong independent Lead Director, provides an efficient and effective structure for Huntington.

The Board has considered our leadership structure in light of the Company’s size, the nature of our business, the regulatory framework in which we operate, and our peers and has determined that the Board’s leadership structure continues to be appropriate at this time. This structure of having a combined Chairman/CEO, counterbalanced with an independent Lead Director with robust responsibilities and independent committee chairs, helps to ensure a unity of vision and strategy while still maintaining distinct roles of daily operations and oversight. The combined Chairman/CEO position also creates accountability to all stakeholders regarding the Company’s performance and risk management.

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The Board is comprised of 16 Directors, 14 of whom are considered independent, and each Director annually stands for reelection. All committee chairs are independent, and all members on the Audit Committee, HRCC, NESG Committee, Risk Oversight Committee, and Technology Committee are independent.

Huntington’s current leadership structure is as follows:

Stephen D. Steinour
Chairman, President, and CEO

David L. Porteous
Independent Lead Director, Chair of the Executive Committee,
and Chair of the NESG Committee

Richard W. Neu
Chair of the Audit Committee

Ann B. (Tanny) Crane
Chair of the Community Development Committee

Gina D. France Chair of the HRCC Kenneth J. Phelan Chair of the Risk Oversight Committee J. Michael Hochschwender Chair of the Technology Committee Gary Torgow Chairman of Huntington Bank

To balance having a combined Chair and CEO, the independent Lead Director is assigned a robust set of responsibilities, which are clearly defined in our Corporate Governance Guidelines, and include:

Board Leadership

Presiding at all meetings of the Board at which the Chairman is not present;
Presiding at executive sessions of the independent Directors;
Having the authority to call meetings of the independent Directors;

Board Meetings and Operations

Consulting with the Chairman on information sent to the Board;
Approving meeting agendas for the Board;
Approving meeting schedules to assure that there is sufficient time for discussion of all agenda items;
Developing topics of discussion for executive sessions of the Board;
Following up on meeting outcomes and management deliverables;

Other

Serving as liaison between the Chairman and the independent Directors;
Establishing a close relationship and trust with the CEO, providing support, advice, and feedback from the Board and acting as a sounding board for the CEO;
Coordinating with the Chairman on Director orientation and continuing education;
If requested by major shareholders, ensuring that they are available for consultation and direct communication; and
Engaging advisors and consultants who report directly to the Board.

Mr. Porteous performs these duties and provides leadership in numerous additional ways. He also meets regularly with Huntington’s regulators. Mr. Porteous promotes good governance and has been a frequent speaker on governance matters at director forums and with investors. He communicates regularly with each Board member throughout the year and during the annual self-assessment process. He also fosters dialogue among the Directors and between the Board and management. He regularly engages with Huntington colleagues and acts as a liaison between colleagues and the Board. The Board believes that having an active and engaged independent Lead Director effectively complements and counterbalances the role of the combined Chairman/CEO.

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WHY OUR LEADERSHIP STRUCTURE WORKS

The Board has determined that the current leadership structure of a combined Chairman/CEO and an independent Lead Director continues to be in the best interest of the Company and its stakeholders.

The CEO reports to Huntington’s full Board, which is overwhelmingly independent and engaged, and holds regular executive sessions without the CEO.

The strong independent Lead Director role provides independent leadership that counterbalances the combined Chairman/CEO role. The Board has established, well-developed authority and duties for the independent Lead Director position that both offset and harmonize with those of the Chairman/CEO. The interaction of the two roles is reflected in the table below.

The Board believes that Huntington has been well served by Mr. Steinour’s combined role as Chairman/CEO, which has allowed him to set the overall tone and direction for the Company and have primary responsibility for managing Huntington’s operations and communicating it to the Board efficiently and effectively. This also maintains consistency in the internal and external communication of our strategic and business priorities.

All Directors have access to Huntington’s management and colleagues.

The Board evaluates its leadership structure every year.

Additional factors contribute to the Board’s comfort with Mr. Steinour serving in the combined roles of Chairman/CEO, including our strong corporate governance practices; the Board’s independence; the accountability of the CEO to the Board; regular executive sessions of independent Directors; the Board’s willingness to challenge management; and regular reporting by senior management to the Board, as further described under The Board’s Role in Risk Oversight.

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The interaction of the roles of our Chairman/CEO and independent Lead Director is reflected in the table below:

Duties and Responsibilities
Chairman/CEO	Independent Lead Director
Full Board Meetings
Has the authority to call meetings of the Board Chairs meetings of the Board Chairs the annual meeting of shareholders

Acts as intermediary—at times, the Chairman may coordinate with the independent Lead Director for guidance or on a matter that may be taken up in executive session

Provides leadership to the Board if circumstances arise in which the role of the Chairman may be, or may be perceived to be, in conflict with the Board

Suggests to the Chairman calling full Board meetings when appropriate

Executive Sessions
Receives feedback from the executive sessions

Has the authority to call meetings of the independent Directors

Sets the agenda for and leads executive sessions of the independent Directors

Briefs the Chairman on issues arising out of the executive sessions

Board Agendas and Information

Takes primary responsibility for shaping Board agendas

Consults with the independent Lead Director to ensure that Board agendas and information provide the Board with what is needed to fulfill its primary responsibilities

Collaborates with the Chairman to shape the Board agenda and Board information so that adequate time is provided for discussion of issues and to ensure that appropriate information is made available to Directors

Solicits agenda items from members of the Board

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Duties and Responsibilities
Chairman/CEO	Independent Lead Director
Board Communications
Communicates with the Directors on key issues and concerns outside of meetings Takes responsibility for new Director orientation and continuing education for the Board

Facilitates discussion among the independent Directors on issues and concerns outside of meetings

Serves as a non-exclusive conduit for the views, concerns, and issues of the independent Directors to the Chairman

Coordinates with the Chairman on new Director orientation and continuing education for the Board

Committee Meetings
Serves as a member of the Executive Committee and attends such other committee meetings (excluding executive sessions) as the committee chairs choose

Chairs the NESG Committee, which determines the membership and chair positions for the other Board committees, focusing on Board refreshment and committee chair succession

Chairs the Executive Committee

Participates on such committees (including executive sessions) to which they are elected

External and Other Stakeholders
Represents the organization to and interacts with external stakeholders, including investors, customers, and colleagues

Available to participate in meetings with key institutional investors as appropriate

Makes periodic visits to business regions, meeting with colleagues and customers

Regularly meets independently with regulators

Has authority to engage advisors and consultants who report directly to the Board on Board-related issues

Director Retirement Policy

Our Bylaws provide that no person shall be nominated or elected as a Director of the Company after having attained the age of 72 years unless the Board or the NESG Committee first determines that this age restriction shall not apply to a particular individual. This exception to the age limit enhances our ability to maintain a well-rounded Board with the appropriate skills and to not unduly limit the service of highly qualified individuals. In accordance with the Corporate Governance Guidelines, any determination that the age restriction shall not be applicable to any person should be rare and shall be made only after consideration of whether such person brings a specific expertise to the Board; has valuable industry-specific knowledge and experience; holds unique relationships with third parties, such as regulators; has capacity to devote time to special projects; has developed significant institutional knowledge; or possesses some other attributes or qualifications deemed essential by the Board or the NESG Committee. Any determination that the age restriction does not apply shall not be made for two or more consecutive years unless a compelling rationale exists. No such exceptions were made for the current nominees.

Independence of Directors

To be considered independent under the Nasdaq Stock Market Marketplace Rules, the Board must determine that the Director does not have a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. These Nasdaq rules also provide bright-line tests that preclude a determination of independence.

Our Board and the NESG Committee have reviewed and evaluated transactions and relationships with Board members to determine the independence of each. Stephen D. Steinour, Huntington’s Chairman, President, and CEO is not considered independent under Nasdaq’s rules because he is employed by the Company. Gary Torgow is also not considered independent because he receives compensation (unrelated to his service as a Director) in excess of $120,000. This arrangement is discussed in the Compensation of Directors section.

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The Board does not believe that any of the other Directors have relationships with us that would interfere with the exercise of independent judgment in carrying out their responsibilities as Director. As such, the Board and the NESG Committee have determined that the following current Directors and Director nominee are “independent directors” as the term is defined in the Nasdaq rules:

Alanna Y. Cotton	John C. (Chris) Inglis	David L. Porteous
Ann B. (Tanny) Crane	Richard H. King	Teresa H. Shea
Rafael Andres Diaz-Granados	Katherine M. A. (Allie) Kline	Roger J. Sit
Gina D. France	Richard W. Neu	Jeffrey L. Tate
J. Michael Hochschwender	Kenneth J. Phelan

Pursuant to their respective charters, each member of the Audit Committee, HRCC, NESG Committee, and Risk Oversight Committee are required to be independent under such Nasdaq definition. Members of the Audit Committee and the HRCC must also meet the additional independence and eligibility standards applicable to such committees.

In making the independence determinations for each of the Directors, the Board took into consideration the transactions disclosed in this Proxy Statement under the Review, Approval, or Ratification of Transactions with Related Persons section. In addition, the Board considered that the Directors and their family members are customers of our affiliated financial and lending institutions. Many of the Directors have one or more transactions, relationships, or arrangements where Huntington’s affiliated financial and lending institutions, in the ordinary course of business, act as depository of funds, lender, trustee, or provide similar services. Directors may also be affiliated with entities that are customers of our affiliated financial and lending institutions and that enter into transactions with such Huntington affiliates in the ordinary course of business. The Board also considered charitable donations to organizations in which Directors have an interest and determined them to be immaterial.

Review, Approval, or Ratification of Transactions with Related Persons

The NESG Committee oversees our Related Party Transactions Policy, referred to in this section as the “Policy.” This written Policy covers “related party transactions,” including any financial transaction, arrangement, or relationship or any series of similar transactions, arrangements, or relationships, either currently proposed or existing, since the beginning of the last fiscal year in which we were or will be a participant, involving an amount exceeding $120,000, and in which a Director, nominee for Director, executive officer, or any of their immediate family members has or will have a direct or indirect material interest. The Policy requires our senior management and Directors to notify the General Counsel of any existing or potential related party transactions. Our General Counsel reviews each reported transaction, arrangement, or relationship that constitutes a related party transaction with the NESG Committee. The NESG Committee determines whether related party transactions are in the best interests of Huntington. The NESG Committee also determines whether any related party transaction in which a Director has an interest impairs their independence. Approved related party transactions are subject to ongoing review on at least an annual basis. Loans to Directors and executive officers and their related interests made and approved pursuant to the terms of Federal Reserve’s Regulation O are deemed to be approved under this Policy. Any of these loans that become subject to specific disclosure in our annual proxy statement are reviewed by the NESG Committee at that time. The NESG Committee would also consider and review any material transactions with a shareholder having beneficial ownership of more than 5% of Huntington’s voting securities in accordance with the Policy.

Indebtedness of Directors and Management

Many of our Directors and executive officers and their immediate family members are customers of our affiliated financial and lending institutions in the ordinary course of business. In addition, our Directors and executive officers also may be affiliated with entities that are customers of our affiliated financial and lending institutions in the ordinary course of business. Loan transactions with Directors, executive officers, and their immediate family members and affiliates have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other customers otherwise not affiliated with us. Such loans also have not involved more than the normal risk of collectability or presented other unfavorable features.

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Certain Transactions

The following transaction was also considered by the Board when making independence determinations:

Paul McMahon, who is the son-in-law of Director David L. Porteous, has been employed by Huntington Bank since 2006 and currently serves as a Senior Vice President and Commercial Portfolio Manager — Market Manager in the Commercial Banking Department. Paul McMahon serves in a non-executive capacity three reporting levels below the Executive Managing Director, Middle Market. He is one of approximately 19,955 colleagues (average full-time equivalent colleagues during 2023) and is compensated in accordance with the employment compensation practices and policies applicable to all colleagues with equivalent qualifications and responsibilities in similar positions. For 2023, Paul McMahon received compensation totaling approximately $292,000, as well as benefits generally available to all colleagues.

Family Relationships

There are no immediate family relationships between any of our Directors or executive officers and any other Directors or executive officers.

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Board Committee Information

Our Board currently has seven standing committees: Audit Committee, Community Development Committee, Executive Committee, HRCC, NESG Committee, Risk Oversight Committee, and Technology Committee. As needed or determined appropriate, the Board may establish an ad hoc committee.

As further discussed under the Independence of Directors section, the Board has determined that each member of the Audit Committee, HRCC, NESG, Risk Oversight Committee, and Technology Committee is independent as the term is defined in the Nasdaq Stock Market Marketplace Rules.

All Board members have access to all committee reports and materials. In addition, all Board members are welcome to attend any meetings of the standing committees. Each standing committee has a separate written charter, which is posted on the Governance Documents page of our website at ir.huntington.com. Information about the Board’s standing committees, including the committee chairs and members and a brief overview of each committee’s responsibilities, is set forth below.

Current Committee Assignments (including all current Directors)

Committee Members	Audit Committee	Community Development Committee	Executive Committee	HRCC	NESG Committee	Risk Oversight Committee	Technology Committee
Alanna Y. Cotton
Ann B. (Tanny) Crane
Rafael Andres Diaz-Granados
Gina D. France
J. Michael Hochschwender
John C. (Chris) Inglis
Richard H. King
Katherine M.A. (Allie) Kline
Richard W. Neu
Kenneth J. Phelan
David L. Porteous
Roger J. Sit
Stephen D. Steinour
Jeffrey L. Tate
Gary Torgow
Number of Meetings Held During 2023	13	4	6	5	5	18	6
Audit Committee Financial Expert	Risk Management Expert under the Federal Reserve’s Regulation YY	Member	Chair

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Audit Committee

Current Members: Richard W. Neu (Chair) Ann B. (Tanny) Crane Gina D. France Jeffrey L. Tate Meetings Held in 2023: 13 (inclusive of 4 held jointly with the Risk Oversight Committee)

The purpose of the Audit Committee is to oversee the integrity of the consolidated financial statements, Huntington’s internal audit department, the independent registered public accounting firm, and compliance with various regulatory requirements.

The Audit Committee’s duties and responsibilities are to:

oversee the integrity of the consolidated financial statements, including policies, procedures, and practices regarding the preparation and audits of financial statements, the accounting and financial reporting process, disclosures, and the internal control over financial reporting;

oversee the appointment, compensation, retention, and work of the independent registered public accounting firm;

oversee the internal audit department and the independent registered public accounting firm’s qualifications, performance, and independence; and

oversee compliance with our Financial Code of Ethics for CEO and Senior Financial Officers; compliance with corporate securities trading policies; compliance with legal and regulatory requirements; and financial risk exposures (in coordination with the Risk Oversight Committee).

While the Audit Committee has the duties and responsibilities described above and as set forth in its charter, our management is responsible for the internal controls and the financial reporting process, and the independent registered public accounting firm is responsible for performing an independent audit of our financial statements and our internal controls over financial reporting in accordance with GAAP standards and issuing a report thereon.

The Audit Committee periodically meets in joint session with the Risk Oversight Committee to cover matters relevant to both, such as the review of the adequacy and methodology of the allowance for credit losses and evaluation of adherence to policies and the associated control environment on a quarterly basis.

All the Committee members are financially literate, and the Board has determined that each member of the Audit Committee qualifies as an “audit committee financial expert” as the term is defined in the rules of the SEC. This designation does not, however, impose any duties, obligations, or liabilities on them that are greater than those imposed on the other members of the Audit Committee. The Board has determined that each member of the Audit Committee qualifies as an “independent director” as the term is defined in the Nasdaq Stock Market Marketplace Rules.

Community Development Committee

Current Members: Ann B. (Tanny) Crane (Chair) Alanna Y. Cotton Rafael Andres Diaz-Granados Richard H. King Gary Torgow Meetings Held in 2023: 4

The purpose of the Community Development Committee is to promote Huntington’s mission of local involvement and leadership in the communities Huntington serves and where its colleagues work. The Committee considers matters relating to community development and involvement, DEI, philanthropy, government affairs, and fair and responsible lending.

The Community Development Committee’s duties and responsibilities are to:

provide primary oversight of the Company’s commitments to communities it serves by reviewing the Community Development Program and evaluating performance under the Community Reinvestment Act through the review of internal and external examination reports, and related internal reports provided by management;

provide primary oversight of the Company’s commitment to DEI, including review of the Company’s colleague-related programs such as the broad-based colleague development programs that could affect the Company’s reputation for social responsibility;

provide primary oversight of the Company’s performance against the Community Plan, provide representation on the National Community Advisory Council, and review other relationships with external constituencies concerning community activities, including investors, regulators, elected officials, non-profits, and community leaders; and

review the Company’s compliance with fair lending and Unfair, Deceptive, or Abusive Acts and Practices (“UDAAP”) standards, including monitoring procedures and programs.

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Executive Committee

Current Members: David L. Porteous (Chair) Ann B. (Tanny) Crane Richard W. Neu Kenneth J. Phelan Stephen D. Steinour Meetings Held in 2023: 6	The Executive Committee’s purpose is to provide an efficient means of considering matters that arise between regularly scheduled meetings of the full Board. Matters that might be considered by the Executive Committee are such that either require prompt attention or are deemed appropriate by the Executive Committee to consider on behalf of the full Board. Meetings of this Executive Committee may be called by the CEO (who is a member of the Executive Committee) or the Executive Committee’s Chair. The Executive Committee shall have and may exercise all the powers and authority of the Board as may be permitted by law, the Executive Committee’s charter, and the charter and Bylaws of the Company. All actions of and powers conferred by the Executive Committee are deemed to be done and conferred under the authority of the Board.

Human Resources and Compensation Committee

Current Members: Gina D. France (Chair) J. Michael Hochschwender Kenneth J. Phelan Roger J. Sit Meetings Held in 2023: 5

The HRCC oversees the Company’s human resources function and fulfills the duties and responsibilities of the Board as it relates to executive and Director compensation matters.

The HRCC’s duties and responsibilities are to:

assist the Board in overseeing the development, implementation, and effectiveness of the Company’s strategies and policies regarding human resources matters, including retention, management succession and talent management, pay equity practices, and (in coordination with the Community Development Committee) diversity and inclusion practices;

oversee the compensation of executive officers and Directors;

review and approve (i) the Company’s executive compensation philosophy to “pay for performance” that creates long-term shareholder value, and (ii) compensation plans and programs considering the Company’s strategic goals and objectives, competitive practices, and best practices; and

review and evaluate the Company’s compensation policies and practices and the relationship among risk, risk management, and compensation.

The Board has determined that each member of the HRCC qualifies as an “independent director” as the term is defined in the Nasdaq Stock Market Marketplace Rules.

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NESG Committee

Current Members: David L. Porteous (Chair) John C. (Chris) Inglis Katherine M. A. (Allie) Kline Richard W. Neu Meetings Held in 2023: 5

The purpose of the NESG Committee is to assist the Board in overseeing its composition, effective functioning of the Board, and the Company’s ESG strategy and practices.

The NESG Committee’s primary responsibilities are to:

oversee the composition of the Board to assure that the appropriate knowledge, skills, and experience are represented;

oversee corporate governance to ensure effective functioning of the Board, including the maintenance of Corporate Governance Guidelines and governance practices;

oversee the Company’s ESG strategy and practices;

discuss with the Board standards to be applied in making determinations as to the independence of Directors;

review the effectiveness of the Board, including considering the size and desired skills of the Board and the performance of individual Directors, as well as the collective performance of the Board;

review related party transactions;

review of loans to related parties that become subject to specific disclosure in our proxy statement; and

oversee the Company’s efforts to effectively communicate with shareholders, including shareholder outreach, matters relating to the Company’s proxy filing, and other governance issues and efforts throughout the year.

The Board has determined that each member of the NESG Committee qualifies as an “independent director” as the term is defined in the Nasdaq Stock Market Marketplace Rules.

Risk Oversight Committee

Current Members: Kenneth J. Phelan (Chair) Rafael Andres Diaz-Granados David L. Porteous Roger J. Sit Meetings Held in 2023: 18 (inclusive of 4 held jointly with the Audit Committee)

The purpose of the Risk Oversight Committee is to assist the Board in overseeing the operation of Company’s enterprise-wide Risk Governance Framework.

The Risk Oversight Committee’s duties and responsibilities include:

review and approval of the Risk Governance Framework and key risk-management policies;

oversight of the Company’s risk management function, including the CRO and corporate risk management budget;

oversight of the administration of our system for monitoring compliance with laws and regulations;

oversight of the administration and effectiveness of our capital management and capital planning process; and

oversight of the administration, effectiveness, and independence of our credit review function.

The Risk Oversight Committee periodically meets in joint session with the Audit Committee to cover matters relevant to both, such as the construct and appropriateness of the allowance for credit losses, which is reviewed quarterly.

The Risk Oversight Committee also meets at least annually in joint session with the Technology Committee and Audit Committee to discuss overlapping matters relevant to each committee, such as information security and cybersecurity.

Additional detail about the role and responsibilities of this Committee is set forth under The Board’s Role in Risk Oversight subsection.

The Board has determined that Kenneth J. Phelan is a risk management expert, as defined in the Federal Reserve’s Regulation YY. The Board has determined that each member of the Risk Oversight Committee qualifies as an “independent director” as the term is defined in the Nasdaq Stock Market Marketplace Rules.

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Technology Committee

Current Members: J. Michael Hochschwender (Chair) Alanna Y. Cotton John C. (Chris) Inglis Richard H. King Katherine M. A. (Allie) Kline Meetings Held in 2023: 6

The purpose of the Technology Committee is to assist the Board in fulfilling its oversight responsibilities with respect to technology, innovation, information security and cybersecurity.

The Technology Committee’s duties and responsibilities are to:

oversee management’s performance of technology plans, functions, and significant investments in technology;

provide oversight of management’s plans and activities relevant to technology innovation;

oversee the Company’s information security and cybersecurity program and plans; and

review and provide oversight of the Company’s technology resiliency planning and preparedness.

The Board has determined that each member of the Technology Committee qualifies as an “independent director” as the term is defined in the Nasdaq Stock Market Marketplace Rules.

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Board Practices, Policies, and Processes

Attendance at Board/Committee and Annual Meetings

We believe regular attendance at meetings and active and engaged participation is of utmost importance; therefore, we expect our Directors to attend the annual meetings of shareholders, all regularly scheduled Board meetings, and all regularly scheduled committee meetings of which they are a member.

Number of Meetings Held
Board	14
Audit Committee	13
Community Development Committee	4
Executive Committee	6
HRCC	5
NESG Committee	5
Risk Oversight Committee	18
Technology Committee	6
Total Board and Committee Meetings Held in 2023	67

All then-serving Huntington Directors attended the 2023 Annual Meeting of Shareholders, which was virtual.

During 2023, the average Director participation in full Board and committee meetings on which they served was 95.9%. No Director attended less than 75% of the Board and committee meetings on which they served during the period of their service.	All then-serving Huntington Directors attended the 2023 Annual Meeting of Shareholders.

The independent Directors regularly meet in executive session in conjunction with standing Board meetings. They are also able to meet in executive session on other occasions throughout the year.

Director Onboarding and Continuing Education

Huntington provides robust onboarding for new Directors and comprehensive ongoing education and training for all Board members on key matters to foster Board effectiveness. In addition, all Board members are encouraged to participate in relevant external Director education opportunities, including forums facilitating engagement with other public company directors. The Board recognizes (i) the importance of continuous education and engagement, long-term value creation, and strengthening shareholder confidence and (ii) that institutional investors and regulators expect directors at public companies to continually enhance their skills and remain abreast of Company and industry matters.

Director onboarding involves a combination of written materials, presentations, and meetings with members of the Board and management. Among the topics typically covered during onboarding are Company history, strategy, revenue streams, risks, safety and soundness, and corporate governance. To assist new Directors in learning more about Huntington’s business, the onboarding process includes meetings with business segments and control and support groups. Various other activities are typically offered to new Directors, including tours of Huntington facilities and attending semi-annual Huntington Live events. All of this is designed to allow new Directors to better step into their oversight roles and begin making meaningful contributions to the Board more quickly.

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In-house educational sessions facilitated by management are provided to all Directors throughout the year with a focus on topics specific to the Company and the financial services industry. Continuing Director education may be provided in conjunction with Board and committee meetings and as standalone information sessions outside of meetings. Subjects covered may include:

ESG developments and leading practices;
Shareholder base, engagement, and activism;
Capital planning and liquidity;
Campaign finance;
Bank Secrecy Act/Anti-Money Laundering issues;
Fair lending responsibilities;
Avoidance of UDAAP violations;
Information security and cyber risks, including tabletop exercises; and
Legal, regulatory, and supervisory requirements and trends applicable to Huntington.

As appropriate, additional topics related to complex products, services, or lines of business that have the potential to significantly impact the Company and other topics as identified by the Board or executive management may also be covered. External experts and facilitators are also sometimes invited to attend meetings to discuss leading practices or issues germane to Huntington, the financial services industry, or public companies in general. Outside experts bring an array of experience and perspectives and foster dialogue among Board members on relevant topics. When there are in-person Board and committee meetings, the outside experts may also be invited to attend a Board dinner where they can engage informally with the Directors.

To assist with staying abreast of the latest developments, Huntington periodically provides Directors with external education opportunities covering a range of issues facing the Board. These external education opportunities are offered at various times of the year by professional organizations, educational institutions, and regulators at various facilities and locations and cover a range of important issues facing directors of financial institutions and/or public companies generally. Insights gained from external continuing education programs are shared with the full Board.

Codes of Ethics

Huntington’s Code of Conduct and Ethics, which is overseen by the NESG Committee, applies to all our colleagues and, where applicable, to our Directors and to colleagues and directors of our affiliates. Our colleagues serving as CEO, CFO, Corporate Controller, and Principal Accounting Officer are also bound by a Financial Code of Ethics for CEO and Senior Financial Officers. The Corporate Governance Guidelines, the Code of Conduct and Ethics, and the Financial Code of Ethics for CEO and Senior Financial Officers are posted on the Governance Documents page of our website at ir.huntington.com. Any amendments or waivers with respect to the Financial Code of Ethics for CEO and Senior Financial Officers would also be disclosed on our website.

We have also adopted a Service Provider Code of Conduct that sets forth our expectations with respect to service providers. Areas covered by the Service Provider Code of Conduct include ethical business practices, labor and human rights, health and safety, diversity, environmental responsibility, and privacy and confidentiality.

Stock Ownership Guidelines

The HRCC has established a minimum ownership level guideline for Directors based on five times the annual retainer fee for Directors at the time the requirement was adopted. Based on the retainer fee and the fair market value of our common stock on the date the guidelines were established, the guideline for Directors was set at 40,603 shares. Directors have five years to meet the minimum guidelines. Each Director who has served at least five years meets the guidelines.

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Our Executive Officers

Each of our current executive officers is listed below, along with a statement of their business experience during at least the last five years. Mr. Heller retired on March 1, 2024, and Ms. Tutkovics will retire on April 1, 2024. Executive officers are elected annually by the Board.

STEPHEN D. STEINOUR, age 65, has served as the Chairman, President, and CEO of Huntington and as President and CEO of Huntington Bank since January 14, 2009. Additional detail about Mr. Steinour’s business experience is set forth under Proposal 1 — Election of Directors.
AMIT DHINGRA, age 50, has served as Executive Vice President, Chief Enterprise Payments Officer, since March 2024, and was previously Executive Vice President, Head of Enterprise Payments since July 2022. Prior to that, Mr. Dhingra was Executive Vice President, Head of Retail Payments & Consumer Lending, from November 2020 to June 2022, Executive Vice President, and Head of Retail Payments, from October 2018 to November 2020. Mr. Dhingra also held various leadership positions, including Executive Vice President, Chief Strategy Officer and Managing Director – Fintech, Innovation and Optimal Customer Relationships (OCR). Prior to joining Huntington, Mr. Dhingra held various leadership positions at U.S. Bank, including SVP, Retail Transformation and SVP, Corporate Strategy. Mr. Dhingra was also an Associate Partner of McKinsey & Company and Manager at Procter & Gamble.
PAUL G. HELLER, age 60, served as Senior Executive Vice President and Chief Technology and Operations Officer, from October 2012 through his retirement on March 1, 2024. Mr. Heller previously served as a Managing Director and Corporate Internet Group Executive for JPMorgan Chase from December 1999 to October 2012.
MARCY C. HINGST, age 50, has served as Senior Executive Vice President and General Counsel of Huntington and the Huntington National Bank, since joining Huntington in October 2023. Ms. Hingst’s responsibilities also include the leadership responsibility for Public Affairs, Corporate Insurance, and ESG. Prior to joining Huntington, Ms. Hingst served in multiple leadership roles at Bank of America Corporation from 2005 to 2023, including most recently serving as the Global Financial Crimes Executive and Chief Risk Officer for the for the Global Wealth and Investment Management lines of business, from September 2021 to October 2023. Prior to that position, Ms. Hingst served as the Chief Risk Officer, for the Global Consumer and Small Business Banking and Global Wealth and Investment Management divisions, from April 2019 to September 2021, and as Deputy General Counsel for Global Consumer and Small Business Banking, from April 2017 to April 2019.
HELGA S. HOUSTON, age 62, has served as Senior Executive Vice President and CRO since January 2012 and as Senior Executive Vice President in Corporate Risk from September 2011 through December 2011. Ms. Houston was with Bank of America from 1986 through 2008 serving in a variety of business and risk capacities, most recently as Risk Executive for Global Consumer and Small Business Banking. Ms. Houston was also a partner in an independent consulting firm.
SCOTT D. KLEINMAN, age 54, has served as Senior Executive Vice President and President of Commercial Banking since July 2022. He is responsible for Specialty Banking, Corporate Banking, Capital Markets, and Asset Finance, as well as credit, risk, and digital. He served as Co-President of Commercial Banking upon the completion of the TCF Merger beginning in June 2021. He previously served as Director of Commercial Banking beginning in April 2020. Prior to that, he served as Executive Managing Director of Huntington Capital Markets and has held a variety of senior leadership roles in Huntington’s Capital Markets and institutional banking business. He joined Huntington in 1991.
KENDALL KOWALSKI, age 55, has served as Executive Vice President and Chief Information Officer, since February 2014. Prior to joining Huntington, Mr. Kowalski served as a Senior Vice president at JPMorgan Chase, from September 2002 to February 2014. Mr. Kowalski served as a Senior Manager of Accenture, from January 1994 to October 2002.

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BRENDAN LAWLOR, age 54, has served as Executive Vice President and Chief Credit Officer, since December 2023, and Executive Vice President and Deputy Chief Credit Officer, from April 2019 to December 2023. Prior to joining Huntington, Mr. Lawlor served as EVP – Group Head of Institutional Bank Credit of KeyBank, from June 2015 to March 2019, EVP – Credit Executive of Key Corporate & Commercial Bank, from February 2008 to June 2015, and Portfolio Management Team Leader for KeyBank from July 2004 to February 2008.
PRASHANT NATERI, age 51, has served as Executive Vice President and Chief Corporate Operations Officer since March 2024. Prior that, Mr. Nateri was Chief Transformation Officer since November 2021, Executive Vice President – Consumer & Business Banking Sales, Operations & Business Management, from July 2021 to November 2021, Senior Vice President – Consumer & Business Banking Sales, Operations & Business Management, from November 2018 to July 2021, Senior Vice President – Consumer, Business Banking & Home Lending, from September 2017 to November 2018, Senior Vice President – Consumer & Mortgage Lending, from January 2016 to September 2017, Senior Vice President – Retail & Business Banking Technology, from May 2014 to January 2016, and IT Service Delivery Director, from September 2012 to April 2014. Prior to joining Huntington, Mr. Nateri held positions of increasing responsibility at JPMorgan Chase, including most recently, as technology Director – Consumer & Business Banking, from September 2011 to September 2012.
BRANT J. STANDRIDGE, age 48, has served as Senior Executive Vice President and President of Consumer and Regional Banking since April 2023 and previously as Senior Executive Vice President of Consumer and Business Banking from April 2022 to March 2023. Prior to joining Huntington, Mr. Standridge served as Chief Retail Community Banking Officer for Truist Financial Corporation, an American bank holding company, beginning in December 2019, upon the closing of the merger between BB&T Corporation and SunTrust Banks, Inc. Previously, he served as President of Community Bank Retail and Consumer Finance Businesses at BB&T, a banking and financial services firm, beginning in October 2018. He was BB&T’s Lending Group Manager from August 2016 to October 2018 and BB&T’s Group State and Regional President prior to that beginning in 2008.
RAJEEV SYAL, age 58, has served as Senior Executive Vice President and CHRO since September 2015. Prior to joining Huntington, Mr. Syal served as Managing Director and Global Head of Human Resources for the Markit Group Ltd., a global financial information services firm, from 2008 to 2015. Previously, Mr. Syal held increasingly senior roles at Bank of America Corporation and TD Bank, N.A. and brings to Huntington more than 35 years of global financial services experience.
JULIE C. TUTKOVICS, age 53, has served as Senior Executive Vice President and Chief Marketing and Communications Officer since July 2022 and previously as Executive Vice President and Chief Marketing and Communications Officer beginning in April 2017. Ms. Tutkovics joined Huntington in August 2016 upon Huntington’s acquisition of FirstMerit Corporation, where she served as Executive Vice President and Chief Marketing Officer, from November 2010 to August 2016. Ms. Tutkovics will retire from Huntington and her position as Senior Executive Vice President and Chief Marketing and Communications Officer on April 1, 2024.
ZACHARY J. WASSERMAN, age 49, has served as CFO and Senior Executive Vice President since joining Huntington in November 2019. Previously, Mr. Wasserman served as Senior Vice President and CFO for Visa, Inc. North America and Global Visa Consulting and Analytics, a global payment company, since March 2016. From March 2012 to March 2016, he was Senior Vice President and CFO for U.S. Consumer Services & Global Consumer Travel with American Express Company.
DONNELL WHITE, age 47, has served as Senior Vice President and Chief Diversity, Equity and Inclusion Officer, since October 2023, and Senior Vice President and Regional Diversity, Equity and Inclusion Director, from June 2021 to October 2023. Prior to joining Huntington, Mr. White served as Chief Diversity Officer and Director of Strategic Partnerships of TCF National Bank, from August 2019 to June 2021, Chief Diversity Officer and Director of Strategic Partnerships of Chemical Bank, from June 2018 until its merger with TCF National Bank in August 2019, and Executive Director of the Detroit Branch of the National Association for the Advancement of Colored People, from March 2001 to June 2018.

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ESG

ESG	Huntington and its colleagues pride themselves on being forward thinking and proactive about new and emerging risks and opportunities. As ESG expectations evolve, we continue to enhance our practices so that we are supporting our communities, customers, colleagues, and other stakeholders while acting as good stewards for our communities and the environment. Further, we are continually finding better ways to provide shareholders with the transparent information they seek, consistent with emerging regulatory expectations.

Overview of ESG

With oversight from the Board, Huntington and its colleagues are committed to integrating pertinent ESG practices into our strategy, enabling us to live our Purpose of making people’s lives better, helping businesses thrive, and strengthening the communities we serve.

As a public company, our economic impact begins with our commitment to delivering sustainable, long-term shareholder value through top-tier performance, while maintaining an aggregate moderate-to-low, through-the-cycle risk appetite and well-capitalized position. As a regional bank, our economic impact includes helping individuals and families reach their goals of financial stability and homeownership; providing businesses, especially small and mid-sized businesses, with the resources to grow; serving and supporting the underbanked; and working in partnership to create more prosperous and resilient communities.

We are focused on the ESG issues most impactful to our business and important to our stakeholders.

Because we believe “purpose drives performance,” our enterprise ESG commitment is closely integrated with our core performance objectives. Led by executive management, we have adopted a performance management framework that incorporates governance, strategy, and operations grounded in the considerations that we believe are most important to our stakeholders. This framework ensures that we formalize and standardize our approach to integrating ESG considerations into our Board and executive management decision-making and business strategy. Additionally, we are guided by our ESG Stakeholder Prioritization Assessment, which has helped us focus our reporting on the topics of most importance to our stakeholders and business.

ESG Reporting

This Proxy Statement provides only a high-level overview of our ESG initiatives. Our 2023 ESG Report and 2023 TCFD Report will be issued later this year. We make all current and future ESG Reports and TCFD Reports available on the Investor Relations pages of Huntington’s website at ir.huntington.com. None of the reports referenced in this ESG Reporting section are a part of, or incorporated by reference into, this Proxy Statement.

Additionally, see the Forward-Looking Information subsection under General Information on Voting and the Annual Meeting for important information regarding these ESG disclosures.

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ESG Oversight

Our commitment to ESG is integrated with our core performance objectives, and our ESG performance management framework ensures our most significant ESG considerations are integrated into relevant Board committee agendas for discussion, awareness, and governance actions. The ELT is accountable for executing the ESG strategy approved by the Board, including setting and delivering on short-and long-term performance goals, which are made public in our annual ESG report. The following represents how ESG is overseen and integrated throughout the Company:

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As shown in the above chart, each of the Board-level committees provide oversight of ESG matters as it pertains to their specific areas of expertise and focus. Further, ESG is incorporated throughout management’s risk management structure, which includes specific working groups, teams, councils, and committees focused on different pieces of ESG and climate change. Our Chief ESG Officer coordinates these and other ESG activities across the enterprise.

ESG Stakeholder Prioritization Assessment

To ensure that we focus our ESG strategic commitment on opportunities that are most important to our key stakeholders, Huntington refreshed its ESG Stakeholder Prioritization Assessment, formerly referred to as a Materiality Assessment, in 2023. Working with a third-party consultant, we started our process by focusing on the most relevant ESG topics through a review of multiple resources and constituencies, including board and executive leadership presentation, topics identified by key Huntington stakeholders, sustainability and ESG reporting frameworks, and topics used by ESG rating organizations. Following a leadership review of the topics, we distributed a survey to internal business leaders and subject matter experts and National Community Advisory Council members who ranked each topic based on their perceived importance to the stakeholders they represent. Following a review and finalization of results by our third-party consultant, we identified the topics that are important, more important, and most important to Huntington’s stakeholders and our business priorities. Our stakeholder priorities focus on our financial performance, risk management practices, overall corporate strategy, Purpose, and emerging risks and opportunities. These priorities recognize the importance of our commitment to delivering sustainable, long-term shareholder value through top-tier performance, while maintaining an aggregate moderate-to-low, through-the-cycle risk appetite and well-capitalized position. By delivering these objectives, we earn the ability to address additional ESG priorities. The full list of topics can be found in our most recent ESG Report.

In addition to the periodic stakeholder assessments, another avenue we use to learn about the importance of various ESG topics is through our shareholder outreach that takes place throughout the year. Information about some of this year’s topics discussed during these engagements can be found under the Shareholder Outreach and Engagement subsection. Furthermore, the stakeholder prioritization working group that is part of the ESG Strategy Team is designed to provide internal leadership with timely updates on new and emerging priorities, enhancing Huntington’s nimbleness in the rapidly changing ESG landscape.

ESG Focus Areas

At Huntington, we focus on the ESG issues that are most important to our business and our stakeholders. Our framework categorizes ESG into four broad categories most significant to our stakeholders:

Economic

Our economic impact begins with a commitment to delivering sustainable, long-term shareholder value through financial performance, while maintaining an aggregate moderate-to-low, through-the-cycle risk appetite and a well-capitalized position. We align our corporate strategy to our Purpose of helping others and building upon our market-leading, purpose-driven bank through focused efforts on the ESG issues most important to our business and our stakeholders.

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Environmental

Huntington is committed to environmental stewardship. Our environmental strategy outlines our holistic approach to enhancing our environmental performance and reducing our carbon footprint. In 2023, we deepened our commitment and transparency through publishing our second standalone TCFD Report, a practice we expect to continue, and could support our alignment with new and emerging regulatory requirements. In addition, we maintained our practice of disclosing to CDP, a global initiative that allows us to submit data annually and track toward managing our carbon footprint and certain other aspects of our environmental impact. Finally, having reached the end period for our original 2017 environmental goals, we published updated environmental goals in our 2022 ESG Report and 2022 TCFD Report. Our 2023 ESG Report and 2023 TCFD Report will be issued later this year.

Social

Huntington aspires to be a Category of One financial services institution: an organization unique in the combination of its culture and performance. Huntington had 19,955 average full-time equivalent colleagues during 2023, all of whom are encouraged to live out a shared Purpose of making our colleagues’ and customers’ lives better, helping businesses thrive, and strengthening the communities we serve. We believe that our diverse workforce, supported by a culture of inclusiveness, enriches the experience of colleagues, and enhances our ability to perform as a company.

Governance

Our Board and ELT are committed to executing on our long-term vision and aligning our strategic objectives with the interests of our stakeholders. Our Board members are accomplished leaders from diverse backgrounds, bringing the perspectives, skills, and experience necessary to use independent judgment that will effectively challenge and drive continued success. Our Board members approve the strategy, risk appetite, and ethical standards for the entire organization, and our ELT ensures our business and enterprise functions operate with high legal, ethical, and moral standards through clearly stated policies and procedures. Additionally, our leaders set the tone at the top and oversee compliance with our standards and direct the Company’s financial reporting and internal controls.

Economic Highlights — Commitment to Our Community

Huntington supports the creation of thriving, economically inclusive communities. We have the scale and reach of a super-regional bank and the local commitment and accountability to work closely with the families and neighborhoods we serve. This includes developing and fostering relationships across our footprint to understand and address the most pressing needs in our communities.

(1)	Source: U.S. Small Business Administration. SBA loans subject to SBA eligibility.

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Environmental Highlights — Commitment to Our Environment

Energy conservation and environmental sustainability efforts are a priority for Huntington. Our commitment to creating an environmentally sustainable future is an extension of our corporate values that drive our everyday actions. We have been an active participant in CDP, a global initiative that allows us to track and submit data annually toward managing our carbon footprint and certain other aspects of our environmental impact.

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Social Highlights — Commitment to Our Colleagues

Our colleagues are our most important asset and the key to helping our stakeholders thrive. Our business is built on relationships, and our colleagues differentiate us. Huntington’s culture unites all colleagues through a shared understanding that helps us work collaboratively to achieve our goals.

Some other benefits available to our colleagues to help them thrive include:

401(k) Plan with employer contributions;
Legal Plan providing access to a network of attorneys for expected and unexpected life matters;
Child emergency back-up care, ongoing child and family care, and special needs support through Bright Horizons;
Tuition reimbursement and pre-imbursement for continuing education;
Medical plans that include autism therapy and treatment and fertility services;
Employee Assistance Program that provides counseling sessions;
Huntington Cares Emergency Fund for financial hardship; and
Telemedicine with 24/7 support for health needs.

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Governance Highlights — Commitment to Strong Governance and Risk Management Practices

Through its adoption of best-in-class governance practices, our Board is leading with a positive and transparent “tone at the top.”

Fair Play Banking and Other Sustainable Business Practices

Our ESG Program recognizes that sustainable business practices are crucial to our long-term success and shareholder value creation. One of the most critical ways we differentiate ourselves is by looking out for our customers through our Fair Play Banking philosophy, which we have had in place for more than a decade. The focus of this philosophy is to provide customers with transparent service that provides them with greater access to and control of their financial lives. We believe it is crucial to listen to and learn from our customers and bankers and use that feedback to inform the product development process. Our Fair Play Banking philosophy is broadly broken down into four areas: Product Development and Marketing; Sales and Service; Customer Advocacy, Experience, and Satisfaction; and Compliance. Shareholders are encouraged to read more about these in our most recent ESG Report.

Our suite of Fair Play Banking products and features currently include:

Instant Access gives qualifying consumer and business banking customers immediate access to up to $500 from check deposits;
Standby Cash®, giving qualifying customers immediate access to cash with a line of credit based primarily on their checking and deposit history rather than credit score;
Savings Goal GetterSM helps customers achieve real savings through goal setting and tracking;
Early Pay, which automatically gives customers with qualifying direct deposits access to their paychecks up to two days early, at no additional cost;
$50 Safety Zone® and 24-Hour Grace® help protect consumers and businesses against overdraft fees;
Huntington Heads Up® provides customers with real-time insights to help them make more informed decisions;
Money Scout®, which helps enrolled customers look out for money they can set aside to build their savings; and
Asterisk Free Checking®, providing checking accounts with no minimum balance requirements.

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In addition to our Fair Play Banking philosophy, we have implemented many other sustainable business practices that drive shareholder value through economic cycles and upon which we continue to build. These practices provide us with key advantages that differentiate us in our markets.

Long-Term Value Creation

Our Purpose-driven culture that looks out for people;

Our talented, diverse colleague base that embodies our Purpose and Values;

Our “Welcome” brand promise that promotes inclusiveness in all that we do;

Strong relationships with our customers and our ability to provide them with exceptional experiences;

Our distinguished products and services;

Our commitment to community involvement and leadership; and

Our strong financial position, which allows us to continue to invest in our future.

Our ESG foundation and commitments are thoroughly integrated into our performance objectives and core business strategies. By facilitating sustainable, long-term value creation, we are looking out for our shareholders, colleagues, customers, and communities.

Environmental Strategy

At Huntington, we embrace high standards for environmental stewardship and strategy—for ourselves, our suppliers, and other third-party partners. Compliance with applicable environmental regulations and laws in the areas in which we operate is a minimum expectation. We also strive to be a leader in applying environmental best practices to accelerate positive change for the planet. Our Environmental Policy Statement and environmental strategy, as outlined in our 2022 TCFD Report, set forth our holistic approach to enhancing our environmental performance and reducing our carbon footprint. We also updated our Climate Risk Statement in 2023 to provide certain details on how we evaluate the intersection of climate and credit risk when conducting due diligence.

Our environmental stewardship efforts align with and support certain aspects of well-recognized and respected frameworks, such as the U.N. Sustainable Development Goals, World Economic Forum agenda, and the Paris Agreement. We also reference guidance from the U.S. Climate Finance Working Group and PCAF to help us understand and contribute to the transition to a low-carbon economy. We make our commitment public through our disclosures to CDP, our reporting to the TCFD framework, and our regular updates on Huntington-specific decarbonization strategies.

We began to broaden our environmental strategy in 2021 from focusing on reducing our operational emissions (Scope 1 and Scope 2) to understanding and analyzing the magnitude of some of our most relevant value chain emissions (Scope 3), which include our vendors’ and customers’ emissions, and have continued to delve into the risks and opportunities associated with a sustainable future. Our 2022 TCFD Report provides the progress we’ve made in evaluating Net Zero as well as enhancements to our Scope 3 emissions disclosures, which includes our first partial financed emission disclosure. We have also taken initial steps to evaluate potential decarbonization trends in our portfolios.

Huntington has taken steps to formalize our climate risk management practices and ensure that they are integrated into our existing, robust risk management program. We are developing a Climate Risk Management Framework that is intended to align with our Enterprise Risk Management structure. Our formal Climate Risk Program with multiple workstreams includes assessment of our seven Enterprise Risk Pillars. While climate-related risk issues have been a consideration for Huntington, our formal Climate Risk Program provides a structured approach to help identify, assess, manage, and report climate-related risks and their impact across the enterprise.

Stakeholders should review our current and forthcoming ESG Report and TCFD Report for more information.

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Human Capital Management and Talent Development and DEI Initiatives

We are committed to creating an inclusive, diverse environment by embracing the different skills, backgrounds, and perspectives of all communities and colleagues. We believe Purpose-driven leadership facilitates progress in achieving a diverse, inclusive workforce. Our diverse and inclusive leadership structure is designed to ensure the alignment of DEI initiatives with our business goals, our corporate values, and the future of Huntington.

Huntington’s DEI Strategy and Operating Plan encompasses four focus areas: Workplace Inclusion, Workforce Diversity, Community Engagement, and Supplier Diversity. As shown by the below graphic, this is an ongoing process, with each focus area enabling the others. These four focus areas are further described below.

Workplace Inclusion

Create an inclusive culture that fosters an authentic sense of belonging through consistent and sustained execution of the Huntington DEI strategy that is welcoming and open to all.

Workforce Diversity

Engage, develop, retain, and attract talent of all backgrounds that reflects the communities that we serve.
We embrace diversity as a responsibility shared among all colleagues, bringing our core value of inclusion to life by modeling inclusive behaviors, showing respect, and appreciating differences. Huntington’s Social Equity Colleague Plan, which was launched in 2020, seeks to continually improve the colleague experience by promoting progress in the areas of culture and inclusion, career development and advancement, and the colleague experience.

Community Engagement

Position Huntington as a DEI leader with our colleagues, customers, and communities, fully leveraging our diverse talent and inclusive culture toward positive outcomes in our communities.

Supplier Diversity

Drive economic inclusion within our supply chain to purchase quality products and services from diverse businesses in alignment with our Purpose of making lives better, helping businesses thrive, and strengthening the communities we serve. In 2023, over 18.6% of our total addressable supplier spend was with diverse suppliers.

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Government Relations

An important part of Huntington’s commitment to community includes active participation in the civic and political processes that impact the lives of our customers, shareholders, and colleagues. Huntington’s Government Relations team manages all of the public affairs activities of the company to support Huntington’s business operations and our ability to serve our customers and communities.

Policy Engagement and Political Participation

As a financial holding company, Huntington is extensively regulated at the federal, state, and local levels. Because of the ways in which various regulations, laws, and legislation can impact Huntington, we believe it is critically important to take a constructive and active role in the public policy discussions that will shape the future of the industry and our business.

Political Action Committee Contributions

HBI-PAC, Huntington’s political action committee, makes bipartisan campaign contributions in compliance with local, state, and federal election laws. All HBI-PAC funds are voluntary donations from eligible colleagues. HBI-PAC supports political candidates and committees that believe in, and encourage, a thriving business environment in which Huntington can strengthen our communities, serve our customers, and support our colleagues and shareholders. The Company’s PACs are overseen by a PAC board of directors, are administered by Government Relations department staff, and are managed in compliance with applicable local, state, and federal laws, as well as Huntington’s mission, vision, and values. HBI-PAC contributions are publicly available at www.fec.gov (Committee ID C00165589) and on the websites of respective state election authorities. No corporate funds are contributed to HBI-PAC.

Company Contributions

Huntington does not use corporate funds, either directly or indirectly, for election-related contributions to political candidates, political parties, or candidate committees, including super PACs or independent expenditure committees. Huntington contributes on occasion to local/state issue and levy campaigns, which support the interests of our communities and the Company. These contributions are made infrequently, and when made, are publicly reported in alignment with Company policy and applicable law and are approved by senior management independent of individual political beliefs.

Oversight and Management

All political activities conducted by or on behalf of the Company are managed by Huntington’s Government Relations department, which reports to the Chief Public Affairs Officer, who is responsible for the department’s policies, activities, and legal compliance. Oversight is provided by the Board’s Community Development Committee. Huntington maintains policies and processes intended to ensure that all public affairs activities are conducted in accordance with those policies and applicable legal limits, as well as Huntington’s Code of Conduct and Ethics, which colleagues review and acknowledge on an annual basis.

We make our political spending available through our website at ir.huntington.com.

Information Security and Cybersecurity

Our objective for managing information security and cybersecurity risks is to avoid or minimize the impacts of both internal and external threat events or other efforts to penetrate or otherwise compromise the confidentiality, integrity, or availability of our systems.

Although all risks cannot be wholly eliminated, we work to achieve this objective by hardening networks and systems against attack, and by diligently managing visibility and monitoring controls within our data and communications environment to recognize events and respond appropriately. To this end, we employ a set of in-depth defense strategies, which include efforts to make us less attractive as a target and less vulnerable to threats. We also invest in threat analytics to bolster our rapid detection and response capabilities and conduct regular system testing, vulnerability scans, data collection, and colleague training. Huntington employs several teams of colleagues who are focused on protecting and enhancing our systems. Huntington’s Information Security Program supports corporate compliance with applicable federal and state regulations, the FFIEC Examination Guidance, and industry-accepted security standards such as the National Institute of Standards and Technology Cybersecurity Framework and SP 800-53 control families, which are at the forefront of cybersecurity guidelines for federal agencies in the United States. Huntington’s Information Security Program is directed by the Chief Information Security Officer. Their activities include ongoing assessment and implementing improvements to help reduce risk.

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The threat landscape we face is ever evolving, and even strong defenses are not impenetrable. To keep the Board apprised of the continually shifting landscape, the Chief Information Security Officer typically provides quarterly updates to the Technology Committee on information security and cybersecurity matters. The Technology Committee and Risk Oversight Committee share Board oversight of the efforts made to maximize information security and cybersecurity. Potential concerns related to information security and cybersecurity may also be escalated to the Technology Committee, as appropriate and at any time. As a complement to the overall Information Security Risk Management Program, we use several training methods including mandatory courses occurring at least annually and timely written communications and updates occurring throughout the year. Internal policies and procedures have been implemented to encourage the reporting of potential phishing attacks or other security risks. We also use third-party services to test the effectiveness of our information security and cybersecurity risk management framework. However, due to the evolving threat landscape, even strong defenses are not impenetrable. For this reason, Huntington takes the approach of including a defense-in-depth strategy, in addition to ongoing assessments and continuous improvement to reduce the risk of information security and cybersecurity threats.

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Compensation of Executive Officers

Proposal 2 Advisory Approval of Executive Compensation

Our executive compensation program places heavy emphasis on performance-based compensation, particularly in the form of long-term incentives. We continually strengthen our compensation practices based on our philosophy, market best practices, and feedback received from shareholders.

We believe that our compensation policies and procedures strongly align the interests of executives and shareholders. We encourage our executives to focus on long-term performance through long-term incentives and stock ownership requirements. We further believe that our culture focuses executives on sound risk management and appropriately rewards executives for performance. The resolution set forth below gives shareholders the opportunity to vote on the compensation of our executives.

Upon the recommendation of the Board, we ask shareholders to consider and vote to adopt the following resolution:

“RESOLVED, that the compensation paid to the named executive officers of Huntington Bancshares Incorporated as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including in the Summary Compensation Table, the Compensation Discussion and Analysis, the additional compensation tables, and the accompanying narrative disclosure, is hereby approved on an advisory, non-binding basis.”

Because this is an advisory vote, it will not bind the Board; however, the HRCC will take into account the outcome of the vote when considering future executive compensation arrangements. Shareholders are provided with an annual opportunity to vote on executive compensation. Accordingly, the next advisory vote to approve our executive compensation program will occur at the 2025 Annual Meeting.

The Board recommends a vote FOR the adoption of the resolution regarding executive compensation, as set forth above.

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Compensation Discussion & Analysis

Executive Overview

Our compensation philosophy is to pay for performance that creates long-term shareholder value. The HRCC’s 2023 compensation program for executive officers emphasized performance-based compensation designed to drive profitable growth and returns within our aggregate moderate-to-low, through-the-cycle risk appetite while doing the right thing for our colleagues, customers, communities, and shareholders.

Named Executive Officers

This CD&A describes Huntington’s executive compensation program for 2023 for our CEO and the additional executive officers named in the Summary Compensation Table (the NEOs), which include:

Stephen D. Steinour Chairman, President, and CEO	Zachary J. Wasserman Chief Financial Officer	Brant J. Standridge President, Consumer and Regional Banking	Paul G. Heller Former Chief Technology and Operations Officer(1)	Scott D. Kleinman President, Commercial Bank

(1)	On March 1, 2024, Mr. Heller retired from the Company.

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Our Approach to Compensation

Our Purpose, Our Vision, Our Strategy:

Our Purpose is to make people’s lives better, help businesses thrive, and strengthen the communities we serve.
Our Vision is to become the leading People-First, Digitally Powered Bank.
Our Strategy is to create sustainable competitive advantage with focused investments in customer experience, product differentiation, and key growth initiatives.
We manage the Company to create shareholder value over the long term through consistent, disciplined performance.

Our compensation program seeks to align Our Purpose, Our Vision, and Our Strategy by ensuring a significant portion of compensation is stock-based and long-term in focus. A critical foundation of our executive compensation philosophy is the requirement to own Huntington common stock, which aligns management’s interests with those of shareholders. We believe that this is an area where our CEO should lead by example, by having set a stock ownership requirement at an industry-leading 10X annual base salary.

2023 Compensation Elements

In 2023, the HRCC maintained the essential design of our 2022 executive compensation program, except that PPNR Earnings Growth was utilized instead of PTPP Earnings Growth. The target total direct compensation mix below illustrates the emphasis on variable, at-risk incentive-based compensation. Fixed compensation consists of base salaries. Variable, incentive-based compensation includes our annual incentive payouts, the target value of PSUs, and the grant date fair value of RSUs.

Target Compensation Mix
CEO	Other NEOs(1) (Average)	Description

Base Salaries
Fixed component representing 12% of aggregate total target compensation for our CEO and 21% for our other NEOs
Annual Incentive Plan (MIP)
Annual performance-based compensation based on: EPS(2) PPNR Earnings Growth(2) Operating Leverage(2)
Long-Term Incentive Plan

Awards of long-term incentive grants comprised of:

  PSUs (55% for CEO, 50% for other NEOs; based on Relative and Absolute ROTCE(2) + new revenue adjuster for the three-year 2023 – 2025 cycle)

  RSUs (45% for CEO, 50% for other NEOs)

(1)	Based on annualized base salaries. For additional detail, see 2023 Compensation Decisions for Each Named Executive Officer below.
(2)	Non-GAAP, see Appendix A to this proxy statement for more information.

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The Company’s 2023 performance was reviewed in accordance with the MIP and certified by the HRCC in January 2024. Consistent with prior years, 2023 performance results were adjusted positively or negatively for “extraordinary events” such as the net impact of MSR hedging, severance related expenses associated with the VRP and organization realignment, the gain on sale of RPS, and the FDIC Special Assessment. 2023 performance results were also adjusted positively for the impact of actions taken to mitigate the interest rate and deposit environment, including costs related to additional capital hedges executed through swaptions, decreased loan production, and expenses related to evolving industry regulatory requirements. As adjusted, Huntington’s performance against the three MIP metrics (EPS, PPNR Earnings Growth, and Operating Leverage) was 78.2% of target.

The Committee maintains the ability to use discretion based on its evaluation of both absolute and relative performance and external factors outside the control of management that may impact results.  Committee discretion has historically been applied both positively and negatively. Most recently, in both 2021 and 2022, the Committee applied negative discretion to the calculated results to ensure that they more appropriately reflected overall results, and that they were more indicative of year-over-year performance. For 2023, the Committee noted the Company’s mindful navigation of the impacts arising from economic and industry challenges, and applied discretion to adjust the final performance upward in recognition of the extraordinary efforts of colleagues in protecting the Bank. In particular, significant achievements were made with respect to growing core deposits every quarter, enhancing sources of liquidity, improving capital ratios, and ensuring strong credit quality consistent with our aggregate moderate-to-low risk appetite. Throughout 2023, the Company actively worked to meet the needs of its customers, communities, and colleagues. The Committee also noted the Company’s strong third and fourth quartile performance in relation to peer banks across a number of key financial metrics such as EPS Growth, Operating Leverage, PPNR Earnings Growth, and ROTCE. After the discretionary adjustment, the Committee certified 2023 performance against the performance metrics at 100% of target, approximately one-third lower than 2022. The positive discretion applied by the Committee to the 2023 results was less than the negative discretion applied in 2022.

Strong Financial and Operational Performance

Strategic Business Objective	Compensation Component or Metric	2023 Actual Results
Aligning pay with performance	Adjusted EPS Performance measure for annual incentive	$1.439(1)
Focusing on quality revenue	Adjusted PPNR Earnings Growth Performance measure for annual incentive	4.8%(1)
Managing expense growth	Adjusted Operating Leverage Performance measure for annual incentive	1.9%(1)
Achieving long-term profitable growth and returns	Adjusted ROTCE Performance measure for performance share units	19.4%(1)
(1)	Non-GAAP, see Appendix A to this proxy statement for more information.

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Long-Term Focus

Huntington’s compensation program for executives is long-term focused and aligns the interests of our executives with those of our shareholders. Long-term incentives make up the most significant portion of total NEO compensation, a majority of the aggregate value of which consists of performance-based awards, and we combine that with our robust stock ownership requirements.

Risk Management Culture

The HRCC’s oversight responsibility includes the relationship among risk takers, risk management, and compensation. We regularly monitor our incentive arrangements for colleagues at all levels, and strive to enhance incentive risk management in light of developing best practices and regulatory guidance. For additional detail, see Risk Assessment of Incentive Compensation below.

Integrity is at the heart of our organizational identity, and we require that all of our colleagues follow both the letter and intent of our Code of Conduct and Ethics. Colleagues at all levels in the organization are also subject to our robust Misconduct Recoupment Policy, which serves as a tool to recover vested or unvested incentive compensation in applicable situations. In general, situations that trigger a review under this policy involve misconduct or behaviors or actions outside the bounds of the Company’s overall risk appetite and governance structure. The HRCC is responsible for making any compensation recoupment determination with respect to executive officers. Our executive officers are also subject to our Financial Restatement Compensation Recoupment Policy, adopted in October 2023. Pursuant to this policy, any incentive-based compensation received by covered executive officers granted, earned, or vested based on a financial reporting measure that was restated can be recouped. See below under Recoupment of Incentive Compensation for additional details.

The Importance of Stock Ownership

Huntington is committed to a culture of stock ownership, which aligns management’s interests with those of shareholders. The requirement to own Huntington common stock is a critical foundation of our executive compensation philosophy. Mr. Steinour’s commitment to this principle, and to the Company, is evidenced by his significant personal investment in Huntington. Since joining Huntington in January 2009, Mr. Steinour has purchased over 1.7 million shares of Huntington common stock in open market transactions. As of February 14, 2024, Mr. Steinour directly or indirectly beneficially owned shares of Huntington common stock equal to approximately 114X his base salary, significantly exceeding our industry-leading 10X salary ownership requirement for the CEO. Each other ELT member at the senior executive vice president level, including each of our NEOs, has an ownership guideline of 3X their salary. Our Directors and colleagues collectively represent a top 10 shareholder. See additional detail under Stock Ownership Requirements.

Highlights of 2023 Performance and Impact on Executive Compensation

Putting our Purpose Into Action

We grew average loans and leases to 5% year-over year and average total deposits 2% year-over-year.
We sustained new customer acquisition with consumer primary bank customer growth of 3% year-over-year.
We executed on our long-term growth strategy of expanding our Commercial Bank into the Carolinas, focusing on middle market, corporate and specialty banking capabilities.
We progressed in strategic fee revenue areas, including capital markets, payments, and wealth management.
We continued our strong track record of service and customer experience, ranking Highest in Customer Satisfaction with Mobile Banking Apps among Regional Banks five years in a row by J.D. Power in 2023(1), and earning the top ranking in customer satisfaction with retail banking in the North Central region and Pennsylvania in the J.D. Power 2023 U.S. Retail Banking Satisfaction Study(2), including ranking No. 1 in Trust, Accounting Offerings and Convenience.
We are the #1 SBA lender in the United States by volume for the sixth year in a row.
We were once again recognized for our commitment to community when our Lift Local Business program received the 2023 Community Commitment Award for Economic Inclusion from the American Bankers Association Foundation.
We continued to receive recognition for our colleague-focused efforts as an employer and were selected for the Training APEX Award by Training magazine, the Association of Training and Development BEST Award, and were named the #1 Internship Program in Financial Service Sector by VAULT in 2023.

(1)	Huntington received the highest score among regional banks ($70 billion to $200 billion in deposits) in the J.D. Power 2019-2023 U.S. Banking Mobile App Satisfaction Studies which measures customer satisfaction with financial institutions’ mobile applications for banking account management. Visit jdpower.com/awards for more details.
(2)	Huntington received the highest score in the North Central Region (2021 and 2023) and in Pennsylvania (2023) in the J.D. Power U.S. Retail Banking Satisfaction Studies of customers’ satisfaction with their primary bank. Visit jdpower.com/awards for more details.

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See the Proxy Summary section for additional information about our strategy.

2023 Highlights

EPS for 2023 of $1.24.

Total revenue increased 2% to $7.4 billion.

Total assets increased 4% to $189 billion at December 31, 2023 from $183 billion at December 31, 2022.

Period-end total loans increased $2.5 billion, or 2%, year-over-year.

Period-end total deposits increased $3.3 billion, or 2%, year-over-year.

Year-end dividend yield of 4.9% based on last paid dividend rate.

Pay for Performance Alignment

Consideration of “Say-on-Pay”/Shareholder Outreach

We are pleased that 91.4% of votes cast at our annual meeting in 2023 were in favor of our “say-on-pay” advisory vote, and that support has averaged approximately 95% at annual meetings held in the last ten years.

Historical Say-on-Pay Vote

During 2023, we continued our outreach to shareholders, extending invitations to investors collectively owning over 50% of our outstanding common stock, and held meetings on a variety of topics with investors owning in the aggregate approximately 15% of our common stock as of December 31, 2023.

Based on the “say-on-pay” votes and investor feedback received, the HRCC utilized similar compensation metrics in 2023. We continue to monitor emerging trends and best practices and seek ways to enhance our compensation programs as part of our ongoing mission to continually strengthen our compensation practices based on our philosophy, market best practices, and feedback received from shareholders throughout the year.

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Executive Compensation Program Features

Our Business and Our Compensation Philosophy

Philosophy and Decision-Making Process

We provide a balanced total compensation package for executive officers that includes both fixed and variable performance-based elements. Our compensation philosophy is to pay for performance by making a majority of our executives’ pay variable and based on performance that we believe will create long-term shareholder value, and to balance risk and reward with a mix of base pay, short-term incentives and long-term incentives, with greater emphasis on long-term incentives. The use of both short-term and long-term incentives ensures that the ultimate compensation delivered reflects achievement of our annual business goals, as well as delivering long-term shareholder value. Our performance and evaluation process considers corporate, business segment, and performance relative to industry peers. We also consider individual performance, including performance on Human Capital metrics that encompass our People Leader Quotient (PLQ), introduced in 2020. The PLQ is based on a combination of quantitative and qualitative measures and is intended to reinforce the development of a diverse and inclusive workplace.

Our target pay levels are designed to be competitive with market practices in order to engage, develop, retain, and attract colleagues in a competitive labor market. Because a majority of our pay is variable and based on performance, our actual pay positioning will vary appropriately to reflect actual performance. We also maintain robust stock ownership requirements for executives in order to further ensure alignment of our compensation program with the long-term interests of our shareholders.

While overall compensation policies generally apply to all executives, we recognize the need to differentiate compensation by individual, performance, experience, and expected relative contributions. Base salaries and incentive targets are the primary means for differentiating compensation opportunities to reflect executive role and scope of responsibility.

Guiding Principles
Focus on long-term shareholder alignment	A significant portion of compensation is stock-based and long-term in focus. We maintain robust stock ownership requirements for our CEO and other executives.
Balanced and holistic approach	Our program includes fixed and performance-based elements, short-term and long-term performance incentives, and considers corporate, business segment, individual, and relative performance.
Align pay and performance	Total compensation is expected to vary each year in line with our performance and key objectives over the long-term.
Maintain an aggregate moderate-to-low, through-the-cycle risk appetite	We monitor our programs, controls, and governance practices for consistency with our aggregate moderate-to-low, through-the-cycle risk appetite. See Risk Assessment of Incentive Compensation
Assure appropriate positioning in the market	Our target pay levels are designed to be competitive with market practice.
Reflect internal equity	We differentiate compensation by individual, reflecting their role, experience, performance, and expected contributions

Reinforcing our Values

In addition to rewarding executive officers for achievement of financial goals, the HRCC applies its discretion to reinforce behaviors and values that contribute to the Company’s long-term success. Our Values and our Purpose work together to guide how we develop our business strategy and achieve our goals. Our colleagues are our most important asset and the key to fulfilling our purpose to make people’s lives better, help businesses thrive, and strengthen the communities we serve. Performance reviews for all colleagues focus equally (50-50) on WHAT a colleague does (goals) and HOW a colleague does it (behaviors supporting our Values). For executives, including our NEOs, this includes utilizing the PLQ to evaluate their performance on Human Capital metrics. This balanced focus is intended to encourage expected behaviors consistent with our Values in support of our Purpose.

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Key Compensation and Governance Practices

The foundation of our executive compensation program is a philosophy of maintaining responsible governance and practices that align the interests of our executives with those of our shareholders. This guiding principle provides us with the framework from which we built our compensation program, and which continues to inform its continuous improvement. Below are some examples of how we ensure that our compensation program achieves our corporate goals and aligns with our compensation philosophy:

What We Do	What We Don’t Do
Significant stock ownership policy applicable to executive officers and next level executives receiving equity awards to reinforce alignment between shareholders and senior management	No repricing of previously-granted stock options without shareholder approval
Significant emphasis on performance-based compensation, with the majority dependent upon long-term performance	No perquisite or excise tax gross-ups upon change in control
Balanced portfolio of metrics that drive annual and long-term goals in a risk appropriate manner	No single-trigger vesting of equity awards upon change in control
All incentive compensation, including vested and paid compensation, is subject to robust recoupment policies that allow us to recover vested or unvested incentive compensation in the event inappropriate risk taking or other activities take place	No hedging or pledging of Huntington securities by executives
PSUs comprise 55% of total annual LTI grant value for CEO and 50% for other NEOs	No dividend or dividend equivalents paid on equity grants prior to vesting
Annual equity-based awards made on a pre-established date to avoid any appearance of coordination with the release of material non-public information	No incentive plans encourage excessive risk-taking
Independent compensation consultant provides expert guidance and support to the HRCC
Shareholder engagement to exchange viewpoints with our investors
Annual assessment of compensation programs to compare them to those of our peers and market best practices
Limited perquisites representing a small component of compensation

Risk Assessment of Incentive Compensation

The HRCC oversees the Company’s compensation policies and practices and the relationship among risk, risk management, and compensation. The HRCC’s oversight is supported by the Incentive Compensation Oversight Committee (the Oversight Committee), an executive-level management committee. The Oversight Committee consists of senior leaders from Human Resources, Finance, Legal, Credit Administration, and Risk Management and is co-chaired by the CHRO and the CRO; the Chief Auditor is a member ex-officio. The Oversight Committee reports directly to the HRCC.

Under the direction of the Oversight Committee, Huntington performs an annual risk assessment of its incentive plans. Aided by an independent third-party consultant, the review includes economic analysis and evaluation of plan design features, risk balancing mechanisms, governance policies and practices, and adherence to incentive compensation guiding principles developed by the Oversight Committee. A key tool for managing incentive compensation risk is an annual enterprise-level significant risk events review process directed by the CRO. This year-end significant risk events review may result in incentive payment reductions where warranted.

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Huntington uses a variety of plan design features to balance risk and reward. Governance policies and practices also play an important role in managing incentive plan risk. We regularly monitor our incentive compensation arrangements for colleagues at all levels and strive to enhance our risk review in light of developing best practices and regulatory guidance. The HRCC receives in-depth reviews of select business unit incentive plans they choose or that are recommended by management for review.

Key broad-based incentive plan design features and controls include: Recoupment provisions Management discretion to reduce or eliminate awards Annual risk-based review of plans and awards	Other features and controls used in various plans include: Multiple performance criteria Risk-related performance criteria Payment caps Deferrals paid over time

Balancing Risk and Reward for Executive Officers

For executive officers, our compensation philosophy balances risk and reward with a mix of base pay, short-term incentives, and long-term incentives, with greatest emphasis on long-term incentives. We maintain robust stock ownership guidelines for executives. Our Misconduct Recoupment Policy covers all colleagues and our Financial Restatement Compensation Recoupment Policy, adopted in October 2023, covers our executive officers. In addition, the Board retains discretion to reduce or eliminate incentive awards for executive officers.  See below under Recoupment of Incentive Compensation for additional details.

Components of 2023 Compensation

The HRCC’s 2023 compensation program for executive officers emphasized performance-based compensation designed to drive profitable growth and returns within our aggregate moderate-to-low, through-the-cycle risk appetite, while doing the right thing for our colleagues, customers, communities, and shareholders. The three primary components of executive compensation are base salary, annual incentive awards, and equity-based long-term incentive awards. Benefits make up a smaller component of overall pay. The purpose and features of each component are summarized below.

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	CEO Targeted Direct Compensation	Other NEO Targeted Direct Compensation (Average)(1)	Purpose and Key Features
Base Salary
Set within a competitive range of market practices to attract and retain top talent
Varies depending upon the executive’s role, performance, experience, and contribution
Foundation from which incentives and other benefits are determined

Annual Incentive (MIP)
Motivates and rewards for achieving or exceeding annual strategic financial and operational goals that ultimately support sustained long-term profitable growth and value creation
Reflects Company performance on key measures, adjusted for business unit and individual performance, including risk management
Target opportunity expressed as a percentage of base salary reflective of each NEO’s role
Tied directly to performance in year for which reported
Awards are paid in cash
Long-Term Incentive (Equity Grants)
Motivates and rewards for delivering long-term sustained performance aligned with shareholder interests while encouraging retention
Grants are comprised of PSUs and time-based RSUs
Awards are based on multiple factors, including competitive market data, overall company performance, business segment performance, individual performance, and historical equity grants
Benefits
Same broad-based benefit programs generally available to all colleagues
A limited number of additional benefits within typical market practice are offered to attract and retain executive talent

(1)	Based on annualized base salaries.

Compensation Outcomes for 2023

Timing of Compensation Decisions

Shortly after year-end, the HRCC reviews the Company’s prior year performance and approves payment of annual incentive awards tied directly to the prior year’s performance. These payments are based on metrics that were chosen by the HRCC at the beginning of the plan year. The HRCC also approves annual equity-based long-term incentives based on performance and on other factors discussed below and makes decisions with respect to base salary adjustments.

With respect to the incentive compensation amounts reported for 2023 in the Summary Compensation Table:

Annual incentives based on 2023 performance are reported under the “Non-Equity Incentive Plan” column.
Annual long-term incentives granted during the year are reported as equity awards under the “Stock Awards” column.

Decisions with respect to base salary adjustments, annual incentive awards under the MIP, and annual equity grants are discussed below.

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Base Salary

Following the HRCC’s annual review of current salaries, previous salary increases, and competitive market data, four NEOs received base salary increases in 2023.

Annual Incentive Award

Each year our Board conducts a rigorous planning and budgeting exercise for the coming fiscal year. One of the outcomes of that exercise is planned financial targets, which are then used by the HRCC to set targets for executive compensation. Huntington’s annual incentive awards under the MIP reflect Company performance over the course of one year on key short-term measures. Each executive has an annual target incentive opportunity under the MIP expressed as a percentage of their base salary. The specific threshold, target, and maximum opportunity for each executive is reflective of the executive’s role and competitive market practices. For 2023, the CEO’s target incentive was equal to 200% of his base salary. For the other participating NEOs, the 2023 MIP target was equal to 115% - 150% of base salary earned during the year. These targets were determined to be market competitive based on Huntington’s asset size.

Metrics and Performance

The HRCC considers the appropriate corporate performance metrics for each year based on short-term corporate goals and priorities. To measure 2023 performance, the HRCC selected the metrics of EPS, PPNR Earnings Growth, and Operating Leverage. These three performance metrics were chosen from among the list of available criteria under the MIP, and represented key short-term strategic areas of focus intended to support profitable growth and returns. The choice of metrics also reflected a balanced approach to measuring success.

Annual Incentive Metric	Why We Chose This Metric
EPS(1)	Strong alignment with shareholder value creation
PPNR Earnings Growth(1)	A core operating performance indicator and adds a growth component
Operating Leverage(1)	Ensures that our incentives are aligned with our commitment to shareholders to grow revenue faster than expenses
(1)	Non-GAAP, see Appendix A to this proxy statement for more information.

For the 2023 MIP plan year, EPS, PPNR Earnings Growth, and Operating Leverage targets were each set in January with reference to the annual financial budget. Typically, budgets are set higher than the previous year and reflect the outlook for the upcoming year. For 2023, the target for EPS was set higher than the 2022 target and actual results. PPNR was a new MIP metric introduced for 2023. In the case of Operating Leverage, the 2023 target was set lower than the 2022 target and actual results primarily due in large part to one-time expenses associated with the TCF Merger. Targets were set with reference to internal forecasts at levels deemed to be challenging, but achievable by the HRCC.

For each metric, the HRCC determined a threshold, target, and maximum level of achievement based on the Company’s operating plan for 2023, with each performance measure independent of achievement of the other criteria. We interpolate between the threshold, target, and maximum goals to ensure sound incentive compensation arrangements and appropriate pay for performance alignment. MIP funding may range from 0% of target to 200% of target.

Adjustments for Extraordinary Events

In determining whether a performance goal has been met, the HRCC may include or exclude “Extraordinary Events,” as defined in the MIP, or any other objective events or occurrences, in either establishing the performance goal based on the qualifying performance criteria or in determining whether the performance goal has been achieved; provided, however, that the HRCC retains the discretion to adjust awards upward or downward based on the HRCC’s evaluation of such events or other factors.

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2023 Performance Awards Results

The Company’s 2023 performance was reviewed in accordance with the MIP and certified by the HRCC in January 2024. Consistent with prior years, 2023 performance results were adjusted positively or negatively for “extraordinary events,” such as the net impact of MSR hedging, severance related expenses associated with the VRP and organization realignment, the gain on sale of RPS, and the FDIC Special Assessment. 2023 performance results were also adjusted positively for the impact of actions taken to mitigate the interest rate and deposit environment including costs related to additional capital hedges executed through swaptions, decreased loan production, and expenses related to evolving industry regulatory requirements, as shown below.

The adjustments noted below relate to unbudgeted items that had meaningful impact to the MIP performance calculations, and the nature of the adjustments is consistent with those approved in prior periods.

Activity Adjusted for	Adjustment to Financial Performance
Net MSR Hedging Gains	$3.4 million

Charitable Donations	$4 million

VRP and Organization Realignment Expenses	$71.2 million

Sale of RPS Gains	-$48.8 million

FDIC Special Assessment	$213.9 million

Swaptions Impact	$23.6 million

Regulatory-related Expenses	$30.4 million

Loan Production Reduction Impact	$44.9 million

Discretionary Bonus Adjustment	$31.5 million
Net Adjustment	$374.1 million

As adjusted, Huntington’s performance against the three MIP metrics (EPS, PPNR Earnings Growth and Operating leverage) was 78.2% of target.

The Committee maintains the ability to use discretion based on its evaluation of both absolute and relative performance and external factors outside the control of management that may impact results. Committee discretion has historically been applied both positively and negatively. Most recently, in both 2021 and 2022, the Committee applied negative discretion to the calculated results to ensure that they more appropriately reflected overall results, and that they were more indicative of year-over-year performance. For 2023, the Committee noted the Company’s mindful navigation of the impacts arising from economic and industry challenges, and applied discretion to adjust the final performance upward in recognition of the extraordinary efforts of colleagues in protecting the Bank. In particular, significant achievements were made with respect to growing core deposits every quarter, enhancing sources of liquidity, improving capital ratios, and ensuring strong credit quality consistent with our aggregate moderate-to-low risk appetite. Throughout 2023, the Company actively worked to meet the needs of its customers, communities, and colleagues. The Committee also noted the Company’s strong third and fourth quartile performance in relation to peer banks across a number of key financial metrics such as EPS Growth, Operating Leverage, PPNR Earnings Growth, and ROTCE. After the discretionary adjustment, the Committee certified 2023 performance against the performance metrics at 100% of target, approximately one-third lower than 2022. The positive discretion applied by the Committee to the 2023 results was less than the negative discretion applied in 2022.

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The table below provides the schedule of metrics and goals that the HRCC approved for 2023, along with the Company’s performance against the goals, as determined by the Committee, and the final approved funding of the plan:

Metric	Weight	2023 Performance			Calculated Performance Factor
		Threshold	Target	Maximum
Adjusted EPS(1)					85.4%
Adjusted PPNR Earnings Growth(1)					68.9%
Adjusted Operating Leverage(1)					80.3%
% of Target	100.0%				78.2%
Final Approved Funding					100.0%
(1)	Non-GAAP, see Appendix A to this proxy statement for more information.

Long-Term Incentive Compensation

Determining LTI Grant Value

The HRCC engaged its independent compensation consultant to assist in developing LTI award ranges based on competitive market practice to serve as guidelines for annual grants. These awards were determined based on a multi-faceted approach that includes Company performance, individual performance and potential, retention value of current equity ownership, historical long-term incentive compensation awards, and the market-based framework the independent consultant developed. In addition to these factors, when determining award ranges for individual executive officers, the HRCC considers the impact on potential total compensation.

PERCENTAGE RANGE FOR POTENTIAL EQUITY GRANTS

Position	Percentage of Base Salary
	Threshold	Target	Maximum
CEO	262.5%	525.0%	1,050.0%
Other NEOs (vary by role)	115.0%-125.0%	230.0%-250.0%	460.0%-500.0%

Determination of individual LTI Grants

The HRCC independently evaluated the CEO’s performance for the purpose of determining a 2023 LTI award and assessed the competitive pay positioning that would result from the awards to be consistent with our pay-for-performance philosophy.

In determining award values for the other NEOs, the HRCC considered the CEO’s performance assessments for each NEO, as well as additional input from the CEO, and the market guidelines provided by the consultant. Consistent with the Company’s philosophy, the CEO’s evaluation was based on a holistic approach that included individual performance and contributions, retention value of current equity ownership, historical long-term incentive compensation awards, and the market-based framework the independent consultant developed. The HRCC approved awards in 2023 for the NEOs (other than the CEO) as recommended by the CEO.

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LTI Grant Vehicles

For the 2023 annual LTI grants, management proposed, and the HRCC approved, the strategy set forth below:

2023 Long-Term Incentive Program Highlights

Vehicle	% of Total LTI Value		Key Design Features
	CEO	Other NEOs
PSUs

Performance Measurement Period: 3 years

Performance Measures:

Relative ROTCE

Absolute ROTCE Performance Threshold

Up to 20% modifier for new revenue(1)

Share Payout Range: 0-150% of target, potentially up to 180% based on new revenue modifier

RSUs			Vesting: 50% after year 3 and 50% after year 4
(1)	Modifier for new revenue sunset for awards beginning in 2024.

PSUs — Performance Metrics

With assistance from the independent consultant, the HRCC selected ROTCE, the same metric used in 2022, as the metric for the 2023 PSU grant, measured on both a relative and an absolute basis.

Why We Use ROTCE as the PSU Metric

The Company believes ROTCE is a key factor to long-term profitable growth and returns.

There is a strong correlation of higher ROTCE to higher valuations for the common stock of publicly-traded bank holding companies.

The PSU awards are denominated in stock, which provides an inherent tie to share price performance and overall shareholder returns.

The relative ROTCE target is set at the 55th percentile to ensure that target payout is not made unless Huntington’s performance is superior to that of the peer group median. The peer group for relative performance comparisons consists of the 2023 benchmarking peers as discussed under Market Referencing below. In addition, a minimum three-year average absolute ROTCE of 6% must be achieved to receive a payout. Full payout at maximum performance is subject to an increase of up to 20% for revenue earned incremental to the budget from new sources intended to create shareholder value, but not envisioned in the then-current strategic initiatives when the PSU was granted. Sources of new, unplanned revenue include new lines of business, new product innovation, and newly developed strategic partnerships. New, unplanned revenue will be measured cumulatively over the three-year PSU cycle.

As reflected in the table below, the HRCC determined a threshold, target, and maximum level of relative achievement for the three-year performance cycle, along with an absolute performance threshold. In calculating performance to determine whether a performance goal has been achieved, the HRCC will adjust for “Extraordinary Events,” as defined in the 2018 Long-Term Incentive Plan.

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PSU Metric	Threshold	Target	Maximum
Relative ROTCE	30th Percentile	55th Percentile	70th Percentile
Absolute ROTCE — Performance Threshold	6.00%	—	—

ROTCE results are measured annually, adjusted for significant items by utilizing S&P Core ROTCE data for all companies, and averaged using year-end reported amounts. The range of potential payouts, 0% to 150% of the target number of share units (not inclusive of the new revenue modifier), was consistent with the design of PSUs awarded in 2022, and determined to be within competitive market practice, and reasonable from an annual share run rate and dilution perspective. With the potential adjustment for new revenue, the maximum awards could reach 180% of target (150% x 120% = 180%). The new revenue multiplier has been sunset for awards beginning in 2024.

Benefits

Executive officers participate in the same broad-based benefit programs generally available to all colleagues. A limited number of additional benefits are offered to executive officers and certain other officers, and are designed to represent a modest portion of total compensation. Following is a list of additional benefits and compensation elements offered to executive officers during 2023.

Deferred Compensation

Our EDCP, a non-qualified plan, provides a vehicle for participants to defer receipt of cash or stock until a later date in excess of IRS qualified plan limitations, but does not have a company match.

Perquisites

Huntington utilizes a limited number of perquisites representing a small component of compensation. We provide our CEO with security monitoring of his personal residences and use of our cars and drivers for security, personal safety, and efficiency. In addition, the CEO is permitted personal use of the corporate aircraft. The use of the corporate aircraft provides an environment that permits our CEO to perform confidential work while on personal trips, which would otherwise be impossible on commercial aircraft. In addition, certain trips, even though they may contain significant work components, do not qualify as “business use” under IRS rules, and therefore must be included as perquisites despite the significant amount of work performed on the trip.

Use of the corporate aircraft after remote business meetings also allows our CEO the flexibility to travel efficiently throughout our footprint for work without having to keep a specific schedule that he would if he had commercial flight arrangements for his subsequent personal travel. Huntington’s culture is one of limited perquisites; however, because of the need for a corporate aircraft for business purposes given our large and expanded footprint, and the benefits that accrue to Huntington from our CEO using that corporate aircraft instead of commercial flight, the HRCC and Board strongly feel that Huntington benefits substantially from the availability of the corporate aircraft for the CEO’s personal travel when necessary. The CEO’s usage of the corporate aircraft is reviewed by the HRCC and endorsed at least annually.

In limited circumstances, personal usage of corporate aircraft by other executive officers may be permitted subject to approval by the CEO. Personal use of the corporate aircraft is in accordance with Huntington’s Aircraft Usage Policy, which governs among other things who may travel together on the plane from a corporate risk perspective. The value of all personal use of corporate aircraft is included in the income of the user pursuant to IRS rules and regulations.

Executive Relocation

We also provide relocation benefits to senior level colleagues to facilitate transition when moving their residence to a new work location.

Executive Physical Program

Huntington offers our CEO and NEOs access to an executive physical program and requires that it be completed once every 18 months. This program covers preventive service screenings including but not limited to physical examination, lab testing, cardiac evaluation, and orthopedic and pulmonary evaluations, and the results are confidential between the executive and provider.

Employment Agreement

Only one executive officer, our CEO, has an employment agreement with us, which is described under Mr. Steinour’s Employment Agreement below.

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Severance Arrangements

Huntington has change-in-control agreements, referred to as Executive Agreements, with each of our NEOs. The objectives of the Executive Agreements are to provide severance protections for the NEOs in the event of a qualifying termination of employment in connection with a change-in-control of Huntington and to encourage their continued employment in the event of any actual or threatened change-in-control of Huntington. The Executive Agreements are further described under Payments upon Termination of Employment or Change in Control below.

(Frozen) Supplemental Pension

Messrs. Steinour and Kleinman are participants in the frozen pension plan, and Mr. Steinour is a participant in the frozen supplemental defined benefit plan (both were frozen on December 31, 2013). These plans are further discussed under the Pension Benefits 2023 table below.

(Frozen) Supplemental Savings

Messrs. Steinour and Heller were eligible for, and participated in, a supplemental defined contribution plan that was frozen on December 31, 2019. This plan is further discussed following the Nonqualified Deferred Compensation 2023 table below.

2023 Compensation Decisions for Each Named Executive Officer

In addition to rewarding executives for achievement of financial goals, the HRCC applies its discretion to reinforce behaviors and values that contribute to the Company’s long-term success. When evaluating base salary increases, adjusting MIP awards for business segment and individual performance, and determining the amount of long-term incentive compensation awards, the CEO and HRCC considered the performance of each executive under the following common factors:

Common Performance Factors:

Financial and operating results

PLQ, people, culture, and DEI

Risk management and key metrics

Strategic planning and execution

Continuous improvement

Customers, community, and stakeholder relations

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Further, the HRCC differentiated compensation for the NEOs other than the CEO by taking into consideration the CEO’s evaluation of each executive’s performance, role, and relative contribution to overall Company performance. Although there were no predetermined quantifiable goals against which business unit and individual performance were evaluated independently for purposes of determining compensation, highlights of the specific 2023 individual and business unit performance considered by the HRCC for each NEO are set forth below:

Stephen D. Steinour Chairman, President and Chief Executive Officer	2023 Compensation Decisions
	Base Salary	$1,150,000
	Base Salary Increase	4.5%
	MIP
	Target Opportunity	$2,300,000
	MIP Award	$2,300,000
	LTI
	Target Opportunity	$6,037,500
	LTI Award	$6,000,000

In determining appropriate compensation for Mr. Steinour, the HRCC considered the following significant 2023 accomplishments:

Strong financial performance in a challenging environment

Increased period-end loan growth year-over-year to $2.5 billion, or 2.1% as of December 31, 2023.

Grew period-end deposits year-over-year to $3.3 billion, or 2.2% as of December 31, 2023.

Grew revenue up to $7.4 billion, or 1.6%, and increased net interest income 3.3% year-over-year as of December 31, 2023.

Produced top tier adjusted ROTCE of 19.4%(1) (GAAP ROTCE of 17.6%).

Strong Leadership

Executed on our strategic plan for building the leading People-First, Digitally Powered Bank, with focused investment in customer experience, product differentiation, and key growth initiatives.

Led Huntington through economic uncertainty while operating from a position of strength, rigorously managing credit quality, and optimizing the balance sheet to drive returns.

Executed on Huntington’s core strategy, propelling forward growth initiatives while managing expenses.

Demonstrated our commitment to Huntington’s communities through over $24 billion in investments from Huntington’s $40 billion Community Plan since June 2021, and having our Lift Local Business program receive the 2023 Community Commitment Award for Economic Inclusion from the American Bankers Association Foundation.

Set the tone at the top to create a workplace that is welcoming, inclusive, and respectful to all, leading Huntington to receive numerous awards recognizing its commitment, including winning the Training APEX Award by Training magazine for the 5th consecutive year and having Huntington’s internship program ranked #1 in Financial Services by Vault in 2023.

(1) Non-GAAP, see Appendix A to this proxy statement for more information.

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Zachary J. Wasserman Chief Financial Officer, Senior Executive Vice President	2023 Compensation Decisions
	Base Salary	$725,000
	Base Salary Increase	3.6%
	MIP
	Target Opportunity	$901,041
	MIP Award	$1,150,000
	LTI
	Target Opportunity	$1,812,500
	LTI Award	$2,000,000

In determining appropriate compensation for Mr. Wasserman, the HRCC considered the following significant 2023 accomplishments:

Strong financial performance in a challenging environment

Increased period-end loan growth year-over-year to $2.5 billion, or 2.1% as of December 31, 2023.

Grew period-end deposits year-over-year to $3.3 billion, or 2.2% as of December 31, 2023.

Grew revenue up to $7.4 billion, or 1.6%, and increased net interest income 3.3% year-over-year as of December 31, 2023.

Produced top tier adjusted ROTCE of 19.4%(1) (GAAP ROTCE of 17.6%).

Strong Leadership

Key stakeholder in Strategic Plan and ongoing initiative to build the nation’s leading People-First, Digitally-Powered Bank.

Drove revenue trends, including increasing net interest income and fee revenue.

Managed Capital Plan, protecting  capital and net interest income through dynamic balance sheet management and hedging programs, including managing hedging of interest rate risks to  profit and loss as well as to capital, and resuling in a robust funding and liquidity profile.

Led investor outreach efforts through multiple conferences and engagements.

Enhanced efficiencies through business process offshoring and Huntington’s VRP.

Set strong tone at the top promoting Huntington’s DEI initiatives, including serving as executive sponsor for the LGBTQ Business Resource Group.

(1) Non-GAAP, see Appendix A to this proxy statement for more information.

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Brant J. Standridge President, Consumer and Regional Banking, Senior Executive Vice President	2023 Compensation Decisions
	Base Salary	$750,000
	Base Salary Increase	3.4%
	MIP
	Target Opportunity	$1,118,750
	MIP Award	$1,250,000
	LTI
	Target Opportunity	$1,875,000
	LTI Award	$2,000,000

In determining appropriate compensation for Mr. Standridge, the HRCC considered the following significant 2023 accomplishments:

Played key role in enterprise organizational changes and business segment realignment, resulting in formation of the Regional Bank.

Led the team to industry-leading, year-over-year deposit growth, while managing beta and interest expense in line with peers.

Continued advancing Huntington’s reputation for leading and disruptive product innovation and made successful technology investments to enhance digital experiences and offerings.

Made significant contributions to the strategy and execution of Carolinas expansion as part of Huntington’s long-term growth strategy.

Strengthened Huntington’s brand positioning and customer experience track record, ranking #1 in Customer Satisfaction with retail banking in the North Central Region(1) and #1 in Customer Satisfaction with Mobile Banking Apps among Regional banks from J.D. Power for the fifth year in a row in 2023.(2)

Led Business Banking to be #1 in the nation in number of SBA 7(a) loans by volume for the sixth consecutive year in a row.(3)

Grew consumer primary bank relationships by 3% and business primary bank relationship by 5% year-over-year, supporting sustained core deposit growth over the course of the year.

Oversaw the sale of Huntington’s  Retirement Plan Services  business.

Chaired Huntington’s Pelotonia engagement, achieving increased colleague participation and fundraising resulting in $3.4 million raised in the effort to end cancer.

Set a strong tone at the top reinforcing a workplace that is welcoming and inclusive, including service as the Executive Sponsor of Huntington’s Emerging Professionals Business Resource Group.

Actively engaged as a leader in banking industry through service on the Board of Directors for the Ohio Chamber of Commerce and the Consumer Bankers Association.

(1)

Huntington received the highest score in the North Central Region in the J.D. Power 2021 and 2023 U.S. Retail Banking Satisfaction Studies of customers’ satisfaction with their primary bank. Visit jdpower.com/awards for more details.

(2)

Huntington received the highest score among regional banks ($70B to $200B in deposits) in the J.D. Power 2019-2023 U.S. Banking Mobile App Satisfaction Studies which measures customer satisfaction with financial institutions’ mobile applications for banking account management. Visit jdpower.com/awards for more details.

(3)

Source: U.S. Small Business Administration (SBA). SBA loans subject to SBA eligibility.

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Paul G. Heller Chief Technology and Operations Officer, Senior Executive Vice President	2023 Compensation Decisions
	Base Salary	$725,000
	Base Salary Increase	0.0%
	MIP
	Target Opportunity	$906,250
	MIP Award	$925,000
	LTI
	Target Opportunity	$1,812,500
	LTI Award	$2,250,000

In determining appropriate compensation for Mr. Heller, the HRCC considered the following significant 2023 accomplishments:

Key stakeholder in Strategic Plan and ongoing initiative to build the nation’s leading People-First, Digitally-Powered Bank.

Continued to drive efficiencies through Operation Accelerate, Huntington’s strategic approach to scale, increase efficiency, and digitize the customer and colleague experience.

Led business process offshoring  and modernization of technologies, including migrating a mainframe-based commercial lending system to the cloud-based AFS Vision platform with improved business functionality through the Core Modernization Program.

Expanded capabilities in Treasury Management and Payments, increasing Treasury Management Fees 6% year-over-year.

Continued to lead Huntington’s technology development and support, Huntington was ranked Highest in Customer Satisfaction with Mobile Banking Apps among Regional Banks from J.D. Power for the fifth year in a row.(1)

(1)

Huntington received the highest score among regional banks ($70 billion to $200 billion in deposits) in the J.D. Power 2019-2023 U.S. Banking Mobile App Satisfaction Studies which measures customer satisfaction with financial institutions’ mobile applications for banking account management. Visit jdpower.com/awards for more details.

Scott D. Kleinman President, Commercial Bank, Senior Executive Vice President	2023 Compensation Decisions
	Base Salary	$700,000
	Base Salary Increase	7.7%
	MIP
	Target Opportunity	$795,417
	MIP Award	$900,000
	LTI
	Target Opportunity	$1,610,000
	LTI Award	$1,800,000

In determining appropriate compensation for Mr. Kleinman, the HRCC considered the following significant 2023 accomplishments:

Key stakeholder in Strategic Plan and ongoing initiative to build the nation’s leading People-First, Digitally-Powered Bank.

Executed on Commercial Banking growth opportunities through our expansion into the Carolinas and Texas, and the addition of three new industry verticals: Fund Finance, Healthcare Asset-Based Lending, and Native American Financial Services.

Achieved seven 2023 Greenwich Awards, including for U.S. Small Business and Middle Market Banking.(1)

Drove growth in strategic fee revenue areas, including capital markets.

Active community leadership as Board member and Finance Committee Chair of the Franklin Park Conservatory and Finance Committee member of Jewish Columbus.

(1) For Greenwich Awards, visit greenwich.com/document-type/greenwich-awards.

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Recently Completed PSU Performance Cycles

2020 – 2022 Cycle

In April 2023, the HRCC determined the final award values for the PSU awards granted in 2020, which had a three-year performance cycle that ended on December 31, 2022. These awards were settled in shares of Huntington stock. The metric for this cycle was three-year relative ROTCE targeted at the 55th percentile performance for the selected peer group, subject to a minimum absolute ROTCE of 6%, adjusted for significant items by utilizing S&P Core ROTCE data for all companies. In addition, the performance was subject to an increase of up to 20% for revenue earned incremental to the budget from new sources intended to create shareholder value but not envisioned in the then current strategic initiatives when these PSUs were granted. During the period January 1, 2020 through December 31, 2022, relative ROTCE was above maximum performance, with absolute adjusted ROTCE at 17.87%. In addition, the incremental revenue generated resulted in application of the 20% award multiplier. Therefore, the final award results achieved were 150% x 20% which equaled a final award of 180% of target.

2020 – 2022 CYCLE (JANUARY 1, 2020 THROUGH DECEMBER 31, 2022)

Metric	Target	Result
Relative ROTCE	55th percentile performance for the selected peer group	73.4th percentile
Absolute ROTCE – Performance Threshold	6%	17.87%
	Final Award	180% of target

2021 - 2023 Cycle

December 31, 2023 marked the end of the three-year performance cycle for PSU awards granted in 2021. The HRCC expects to certify the results and determine the final values for these PSU awards in April 2024. The metric for this cycle was relative ROTCE targeted at the 55th percentile performance for the selected peer group with a minimum average absolute ROTCE of 6% required for payout with a potential adjustment for new revenue, all adjusted for significant items by utilizing S&P Core ROTCE data for all companies.

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Executive Compensation Decision-Making Process

Who is Involved in Compensation Design and Decisions

Role of HRCC	Role of Management	Role of Compensation Consultant

The HRCC provides independent oversight of our executive compensation.

The HRCC develops and approves our executive compensation with input from our management and the independent compensation consultant.

From time to time, the HRCC consults with other committees of the Board and may obtain the approval of the full Board with respect to certain executive and Director compensation matters.

Our management provides information and may make recommendations to the HRCC with respect to the amount and form of executive compensation.

Our CEO, CFO, and CHRO make recommendations to the HRCC when it sets specific financial measures and goals for determining incentive compensation.

Our CEO and CHRO provide input and make recommendations to the HRCC regarding the performance and compensation of the CEO’s direct reports, which include the NEOs.

The CEO and CHRO consult in advance with the chairs of the respective Board committees regarding recommendations for key control positions, such as the CRO, CCO, Credit Review Executive, and Chief Audit Executive.

The CEO does not make recommendations to the HRCC regarding his own compensation.

The HRCC has engaged an independent compensation consultant, Pearl Meyer, to provide advice with respect to the amount and form of executive and director compensation.

Services provided by the compensation consultant during 2023 included:

review of our selected peer group,

benchmark compensation and performance for the executive officers and the Board,

analysis and assistance with proxy sections related to change-in-control payments and pay-versus-performance disclosure,

establish total compensation guidelines, including targets for short- and long-term incentive plans, and modeling payouts under various performance scenarios,

review of, and recommendations for changes to, the Director compensation program,

research and presentation of market trends and practices related to incentive plan design and other executive compensation-related programs,

evaluate and benchmark company-wide equity usage relative to peers,

analyze and develop a recommendation for the 2024 share request, and review governance and regulatory practices as applicable to executive and director compensation, including development of the new Nasdaq compliant clawback policy.

Independent Compensation Consultant

The HRCC engaged Pearl Meyer, an independent compensation consulting firm, to provide advisory services related to executive and Director compensation. The individual consultant managing the relationship with Huntington (the compensation consultant) reports directly to the HRCC and is evaluated by the HRCC on an annual basis.

The compensation consultant is available as needed for expert guidance and support, provides updates on emerging trends and best practices, and regularly attends meetings of the HRCC. Services provided by the compensation consultant during 2023 included reviewing our selected peer group, benchmarking compensation and performance, establishing total compensation guidelines, including targets for short- and long-term incentive plans and modeling payouts under various performance scenarios, evaluation and benchmarking company-wide equity usage relative to peers, analyzing and developing a recommendation for the 2024 share request, and reviewing governance and regulatory practices as applicable to executive and director compensation, including developing the new Nasdaq compliant clawback policy. During 2023, the compensation consultant did not provide any services other than advice and recommendations related to executive and Director compensation and related proxy disclosure.

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The HRCC received representations from the compensation consultant with respect to independence, including with respect to: the fees received by the compensation consulting firm from Huntington as a percentage of total revenue of the consulting firm; the policies or procedures maintained by the compensation consulting firm designed to prevent a conflict of interest; any business or personal relationship between the compensation consultant and any HRCC member; any business or personal relationship between the compensation consultant and our executive officers; and any Huntington stock owned by the compensation consultant. Based on review of these representations and the services provided by the compensation consultant, the HRCC determined that the compensation consultant is independent and that the consultant’s work has not created any conflicts of interest.

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Procedures for Determining Executive Compensation

Although the HRCC makes independent determinations on all matters related to compensation of executive officers, certain members of management are requested to attend committee meetings and provide input to the HRCC. Input may be sought from the CEO, Human Resources, Legal, Finance, and Risk Management colleagues and others as needed to ensure the HRCC has the information and perspective it needs to carry out its duties. In particular, the HRCC will seek input from the CEO on matters relating to strategic objectives, Company performance goals, and input on his assessment of the other executive officers. The CHRO and representatives of Human Resources work with the Chair of the HRCC to ensure they have the background, information, and data needed to facilitate meetings. The HRCC also receives updates from the CFO and other members of executive management throughout the year as appropriate.

The HRCC also meets with representatives of the Audit Committee and Risk Oversight Committee as appropriate in making determinations. The Chair of the Audit Committee is consulted when the HRCC certifies Company performance against the established incentive plan performance goals.

The HRCC may delegate all or a portion of its duties and responsibilities to a subcommittee of the HRCC, or, if provided for in the terms of a particular compensation plan, to a management committee in accordance with the terms of such plan. The HRCC delegates some responsibilities to management to assist in development of design considerations, with permission to work with the HRCC’s compensation consultant to develop proposals for the HRCC’s consideration. The HRCC may not, however, delegate the determination of compensation for executive officers to management. From time to time, the HRCC may obtain the approval of the Board with respect to certain executive and Director compensation matters.

The HRCC takes risk into account when determining compensation and supports an executive compensation philosophy that balances risk and reward with a mix of base pay, short-term incentives, and long-term incentives, with greater emphasis on long-term incentives. The HRCC’s role in the oversight of incentive compensation risk is discussed under The Board’s Role in Risk Oversight above.

Market Referencing

The HRCC regularly reviews peer and industry information concerning levels of compensation and performance as a competitive frame of reference. The HRCC uses this information and analysis as a benchmarking reference for setting pay opportunities and making pay decisions, such as changes to base salaries, annual incentive awards, and long-term incentive grants. A key source of information is a peer group of regional banks similar to Huntington in terms of size and business model.

The peer banks are reviewed each year using an objective process recommended by the independent compensation consultant and approved by the HRCC. The process begins with the selection of U.S.-based publicly-traded commercial banks considering asset size as of the prior year-end. A few banks with relevant asset size are eliminated due to significant differences in business model.

At the recommendation of the independent compensation consultant, the HRCC selected banks with asset sizes between 0.47x and 3.36x of the Company’s current asset size (approximately $84 billion to $601 billion), excluding banks that are non-commercial, distressed, or have significant business differences, including international presence or focus, unique headquarters locations, or a focus on different services. Preference is also given to banks in the current peer group or banks identified as our peers by third-party proxy advisors. Given the anticipated acquisition of First Horizon by TD Bank in the first quarter of 2023, we determined to remove First Horizon from the peer group for 2023.

The resulting group remains consisting of ten bank holding companies; seven larger and three smaller in terms of total assets, positioning Huntington slightly below the median for asset size. The HRCC chose the ten peers to represent the most appropriate market comparators for Huntington in terms of industry and size. The independent compensation consultant also provided the HRCC with industry analysis reflective of Huntington’s size and business profile as appropriate to supplement the peer group data. This included utilizing size-adjusted comparisons representing data from companies that fell closest to our asset size, including market capitalization, employees, and number of branches.

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Set forth below are the peers utilized for the 2022 and 2023 peer groups.

Peer Banks for 2022

Citizens Financial Group, Inc. (CFG)
Comerica Incorporated (CMA)
Fifth Third Bancorp (FITB)
First Horizon National Corporation (FHN)
KeyCorp (KEY)
M&T Bank Corporation (MTB)
PNC Financial Services Group, Inc. (PNC)
Regions Financial Corporation (RF)
Truist Financial Corporation (TFC)
U.S. Bancorp (USB)
Zions Bancorporation, National Association (ZION)

Peer Banks for 2023

Citizens Financial Group, Inc. (CFG)
Comerica Incorporated (CMA)
Fifth Third Bancorp (FITB)
KeyCorp (KEY)
M&T Bank Corporation (MTB)
PNC Financial Services Group, Inc. (PNC)
Regions Financial Corporation (RF)
Truist Financial Corporation (TFC)
U.S. Bancorp (USB)
Zions Bancorporation, National Association (ZION)

First Horizon National Corporation (FHN)

The HRCC also relied on the independent compensation consultant to provide a broader industry perspective of emerging trends and best practices. Among the peer and industry data considered in 2023 were three-year TSR relative to peers, three-year relative performance in incentive measures, and realizable pay over the prior three years relative to peers. With the assistance of the independent compensation consultant, the HRCC performs a pay and performance analysis on an annual basis to review the appropriateness of the Company’s executive compensation program.

2023 Total Shareholder Return of Huntington and Peers

Other Policies and Practices

Stock Ownership Requirements

To reinforce the importance of stock ownership to the Company’s compensation philosophy, the HRCC has imposed ownership requirements since 2006. Executive officers subject to the policy are required to meet and maintain a dollar value of ownership based on a multiple of salary. The executive officer’s current base salary is multiplied by their assigned multiple and compared to current holdings, valued based on a 30-day average closing stock price. Executive officers generally have five years to meet their ownership levels and thereafter must continue to meet the requirements on an ongoing basis. As of February 14, 2024, each NEO who has served at least five years meets the guidelines. In addition to the NEOs listed below, stock ownership requirements extend to approximately 60 additional executives.

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NEO OWNERSHIP COMPARED TO GUIDELINES

Executive	Multiple	Ownership Guideline	Market Value of Shares Owned(1)
Steinour	10X	$11,500,000	$108,324,090
Wasserman	3X	2,175,000	4,961,961
Standridge	3X	2,250,000	10,409,661
Heller	3X	2,175,000	8,694,339
Kleinman	3X	2,100,000	6,759,732

(1)	Value of shares owned as reported in this column is based on the closing price of a share of Huntington common stock on the 30-day average closing stock price from February 14, 2024 ($12.63). Shares that count toward the share ownership requirement include unvested time-based RSUs and shares held in Huntington benefit plans, but do not include unexercised stock options or unvested PSUs.

Hedging and Pledging Prohibition

The HRCC has a policy prohibiting hedging and pledging activity in equity securities of Huntington. The policy applies to Huntington’s Directors, executive officers, other members of Huntington’s ELT, and other officers subject to Section 16 of the Exchange Act. The hedging and pledging prohibitions apply with respect to any interests in Huntington securities owned by the covered persons, directly or indirectly, whether granted by Huntington as compensation or otherwise acquired and held. Prohibited hedging activity includes using financial instruments (including, but not limited to, prepaid variable forward contracts, equity swaps, collars, options, and exchange funds) or otherwise engaging in transactions that are designed to, or have the effect of, hedging or offsetting any decrease in the market value of Huntington securities. Huntington equity securities may not be pledged as collateral for a loan or held in a margin account.

Annual Long-Term Incentive Award Grant Practices

The 2018 Long-Term Incentive Plan permits the HRCC to designate a grant date effective following the date of its action. The HRCC has adopted a practice of granting equity awards on a pre-established date to avoid any appearance of coordination with the release of material non-public information. We grant our annual LTI awards in March in order to improve the incentive-setting process and better align with peers. Under the Company’s stock plan, fair market value is generally defined as the closing price on the applicable date. We prohibit the repricing of previously-granted stock options without shareholder approval.

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Recoupment of Incentive Compensation

We have multiple overlapping ways to hold our colleagues, including our NEOs, accountable and recover compensation. These include (i) terms of our 2018 Long-Term Incentive Plan, (ii) terms of our Annual Incentive Plan, (iii) our internal Recoupment Policy (our Misconduct Recoupment Policy), (iv) our Financial Restatement Compensation Recoupment Policy in compliance with Rule 10D-1 of the Exchange Act, the SEC regulations promulgated thereunder, and Nasdaq listing rules, (v) the Sarbanes-Oxley Act, and (vi) the Dodd-Frank Act. The following types of incentive compensation are subject to recoupment:

any bonus or other cash incentive payment, including commissions, previously paid or payable, and any equity compensation, vested or unvested (including without limitation, performance shares and PSUs, restricted stock and RSUs and stock options), and net proceeds of any exercised or vested equity awards.

Tool	Compensation Covered	Conduct Covered	Consequence
Long-Term Incentive Compensation	All equity awards made under the 2018 Long-Term Incentive Plan, except following a change in control.	A serious breach of conduct or solicitation of customers or potential customers with whom the participant had contact during the participant’s employment with us.	Termination of any outstanding vested or unvested award in whole or in part, or repayment of any benefit received if such conduct or activity occurs within three years following the exercise or payment of an award, and awards may be forfeited upon termination of employment for cause.
Annual Incentive Compensation	Awards made under the Annual Incentive Plan.	Restatement of financial statements because of a material noncompliance with financial reporting requirements; taking of unnecessary or excessive risk, manipulation of earnings; or engaging in any misconduct described in the Misconduct Recoupment Policy.	Repayment of any amount previously paid in excess of what would have been paid under the restated financial statements or such other amount in accordance with the Dodd-Frank Act.
Misconduct Recoupment Policy (Misconduct or Performance)	Any bonus or other cash incentive payment, including commissions, previously paid or payable and any equity compensation, vested or unvested, and net proceeds of any exercised or vested equity awards.

Misconduct, including fraud, intentional misconduct, gross negligence, or manipulation of earnings; and

Performance, including taking of excessive risk outside the bounds of the Company’s risk governance structure.

Potential reimbursement or forfeiture of incentive compensation.
Financial Restatement Compensation Recoupment Policy (Restatement of Financials)	Any incentive-based compensation received by covered executive officers on or after October 2, 2023, including any cash or equity or equity-based compensation (whether deferred or current) that is granted, earned, and/or vested based wholly or in part upon the achievement of a financial reporting measure, and any amounts that were determined based on incentive-based compensation.	Restatement of financial statements resulting from material noncompliance with financial reporting requirements under U.S. securities laws.	Repayment of all erroneously awarded compensation.
Sarbanes-Oxley Act	Incentive compensation paid to the CEO and CFO only within the 12-month period following the release of financial information that subsequently was restated.	Misconduct resulting in required restatement of any financial reporting required under securities laws.	Reimbursement of bonus, incentive-based or equity-based compensation received within the 12-month period following the public release of financial information that was restated.
Dodd-Frank Act	Incentive compensation during the three-year period preceding the date on which the restatement is required from any current or former executive officers or any other individual specified in the Dodd-Frank Act.	Restatement of any Company financial statements because of a material financial reporting violation.	Recovery of the amount in excess of the incentive compensation payable under the Company’s restated financial statements.

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Recoupment Disclosure

During 2023, we did not take any action to recover any incentive compensation from any of our NEOs or other executives.

Tax and Accounting Considerations

Section 162(m) of the Code limits the tax deductibility of compensation for certain executive officers that is more than $1 million. The HRCC continues to have the flexibility to pay non-deductible compensation if it believes it is in the best interests of the Company. Huntington also takes into consideration Code Section 409A with respect to nonqualified deferred compensation programs, and ASC 718, “Compensation - Stock Compensation” in administering its equity compensation program.

Report of the Human Resources and Compensation Committee

The Human Resources and Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on this review and discussion, the Human Resources and Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in Huntington’s proxy statement for its 2024 Annual Meeting of Shareholders.

Submitted by the Human Resources and Compensation Committee

Gina D. France, Chair	J. Michael Hochschwender	Kenneth J. Phelan	Roger J. Sit

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Executive Compensation Tables

Summary Compensation 2023

The following table sets forth the compensation paid by us and by our subsidiaries for each of the last three fiscal years ended December 31, to our principal executive officer, principal financial officer, and the three other most highly-compensated executive officers serving at the end of 2023:

Name and Principal Position(1)	Year	Salary ($)		Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)(7)	Total ($)
Stephen D. Steinour Chairman, President and CEO	2023	1,139,583		—	5,999,987	—	2,300,000	77,639	662,270	10,179,479
	2022	1,100,000		—	5,499,988	—	3,410,000	—	474,987	10,484,975
	2021	1,098,106		—	3,937,478	1,312,498	2,800,000	—	471,096	9,619,178
Zachary J. Wasserman Chief Financial Officer, Senior Executive Vice President	2023	719,792		50,000	1,999,986	—	1,150,000	—	17,598	3,937,376
	2022	671,875		50,000	1,999,980	—	1,400,000	—	8,644	4,130,499
	2021	625,000		50,000	1,199,986	400,000	1,150,000	—	15,417	3,440,403
Brant J. Standridge President, Consumer & Regional Banking, Senior Executive Vice President	2023	744,792		1,550,000	1,999,986	—	1,250,000	—	51,954	5,596,732
	2022	513,542	(8)	120,000	4,573,872	—	1,750,000	—	113,262	7,070,676
Paul G. Heller Chief Technology & Operations Officer, Senior Executive Vice President	2023	725,000		—	2,249,988	—	925,000	—	15,359	3,915,347
	2022	687,500		—	2,249,992	—	1,400,000	—	8,644	4,346,136
	2021	625,000		—	1,499,991	499,997	1,250,000	—	8,545	3,883,533
Scott D. Kleinman President, Commercial Banking, Senior Executive Vice President	2023	689,583		—	1,799,984	—	900,000	25,094	21,870	3,436,531
	2022	631,250		—	1,749,996	—	1,250,000	—	16,869	3,648,115

(1)	Mr. Steinour also serves as President and CEO of Huntington Bank, and served as Chairman of Huntington Bank until June 9, 2021, in connection with the TCF Merger. Mr. Standridge joined Huntington as President, Consumer and Business Banking on April 11, 2022. In accordance with SEC rules, no amounts are reported for Mr. Kleinman for 2021, because he was not an NEO for that year.
(2)	In connection with Mr. Wasserman joining Huntington in 2019, Mr. Wasserman received a signing bonus of $1,500,000 payable in January 2020, and a three-year cash payment of $50,000 per year commencing in May 2021 to compensate him for certain cash and equity payments and benefits which he forfeited due to accepting employment with Huntington. In connection with Mr. Standridge joining Huntington in April 2022, Mr. Standridge received a signing bonus of $1,670,000, $120,000 of which was paid in April 2022 and $1,550,000 of which was paid in February 2023 and is subject to recoupment if Mr. Standridge terminates his employment with Huntington voluntarily or for cause within 24 months of employment.

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(3)	The amounts in this column are the grant date fair values of awards of RSUs and PSUs determined for accounting purposes in accordance with FASB ASC Topic 718. The PSUs are valued at target. The assumptions made in the valuation are discussed in Note 16 “Share-Based Compensation” of the Notes to Consolidated Financial Statements for our financial statements for the year ended December 31, 2023. The grant date fair value of the 2023 awards is set forth below:

	Time-Vesting RSUs ($)	Performance-Based PSUs (Target) ($)	Total Stock Awards ($)
Stephen D. Steinour	2,699,991	3,299,996	5,999,987
Zachary J. Wasserman	999,993	999,993	1,999,986
Brant J. Standridge	999,993	999,993	1,999,986
Paul G. Heller	1,124,994	1,124,994	2,249,988
Scott D. Kleinman	899,992	899,992	1,799,984

The grant date fair value of the PSUs awarded in 2023, assuming the highest level of performance, is set forth below:

Dollar Value of PSUs at Maximum Performance ($)
Stephen D. Steinour	5,939,992
Zachary J. Wasserman	1,799,987
Brant J. Standridge	1,799,987
Paul G. Heller	2,024,989
Scott D. Kleinman	1,619,985

(4)	The amounts in this column are annual cash incentive awards earned under the MIP for 2023.
(5)	The amount in this column for the 2023 fiscal year represents the change in the actuarial present value of accumulated benefit from December 31, 2022 to December 31, 2023, under two defined benefit pension plans: the Retirement Plan and the SRIP. These plans were closed to new hires after December 31, 2009, and were frozen as of December 31, 2013. Benefits are based on levels of compensation and years of credited service as of December 31, 2013. The valuation method used to determine the present values, and all material assumptions applied, are discussed in 17 “Benefit Plans” of the Notes to Consolidated Financial Statements for the fiscal year ended December 31, 2023. The change in present value for Messrs. Steinour and Kleinman under each plan is detailed below. Messrs. Wasserman, Heller, and Standridge were not eligible to participate in these plans, as they began their employment after participation was closed to new hires. Additional detail about these plans is set forth in the discussion following the table of Pension Benefits 2023 below. There were no above-market or preferential earnings on non-qualified deferred compensation.

	Change in Present Value Retirement Plan ($)	Change in Present Value SRIP ($)	Total Change in Present Value ($)
Stephen D. Steinour	(3,663)	81,302	77,639
Scott D. Kleinman	25,094	—	25,094

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(6)	All other compensation as reported in this column includes: our contributions to the 401(k) Plan (a defined contribution plan); perquisites and personal benefits, including executive physical benefits, valued at incremental cost to us; and premiums for group term life insurance. These amounts are detailed below.

	Amounts Contributed to 401(k) Plan ($)	Perquisites and Personal Benefits ($)	Group Term Life Insurance ($)	Total All Other Compensation ($)
Stephen D. Steinour	8,000	653,498	772	662,270
Zachary J. Wasserman	8,000	8,826	772	17,598
Brant J. Standridge	8,000	43,182	772	51,954
Paul G. Heller	8,000	6,587	772	15,359
Scott D. Kleinman	8,000	13,098	772	21,870

(7)	In the ordinary course of business, Huntington maintains a number of automobiles and has access to a corporate aircraft as needed to provide efficient and secure business transportation for senior management. When it is not otherwise needed for business travel, a corporate aircraft may be available to the CEO for personal usage for reasons of security, efficiency, personal safety, and health and safety concerns. The amount reported for use of the corporate plane reflects the aggregate incremental cost to Huntington for Mr. Steinour’s personal use of the plane during 2023. The incremental amount was $619,492 based on an hourly rate consisting of variable charges for crew, landing and parking, fuel and oil, radio maintenance and repairs, supplies, and outside services. For efficiency and security, Mr. Steinour is also permitted personal use of automobiles, driven by Huntington security personnel, including for commuting, which permits him to work while traveling. The incremental cost of this usage to Huntington for 2023 was based on a rate per mile for fuel and maintenance and overtime costs for the drivers, totaling $12,049. Other perquisites and personal benefits for Mr. Steinour consisted of security monitoring of his personal residences, totaling $14,068, and executive physical benefits totaling $7,889. Perquisites and personal benefits for Mr. Standridge consisted of $43,182 of moving allowance expenses. Mr. Kleinman’s total All Other Compensation includes $13,098 in restricted stock cash dividends. The 2022 All Other Compensation and Total columns for Mr. Standridge have been updated to reflect additional relocation expenses in the amount of $34,229.76, which were attributable to 2022, but not reported to Huntington until after the 2023 proxy statement was published.
(8)	Amounts shown for Mr. Standridge include wages paid by Huntington from the start of his employment with Huntington on April 11, 2022.

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Grants of Plan-Based Awards 2023

The table below sets forth potential opportunities for annual cash incentive awards under the MIP and awards of RSUs and PSUs for 2023.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock	All Other Option		Grant Date Fair
Name	Grant Date	Date of Board or Committee Action	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Awards: Number of Shares of Stock or Units (#)(3)	Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Value of Stock and Option Awards ($)(4)
Stephen D. Steinour
Annual Incentive			1,150,000	2,300,000	4,600,000
PSUs	3/1/2023	1/31/2023				107,843	215,686	388,234				3,299,996
RSUs	3/1/2023	1/31/2023							176,470			2,699,991
Zachary J. Wasserman
Annual Incentive			450,521	901,041	1,802,082
PSUs	3/1/2023	1/31/2023				32,679	65,359	117,646				999,993
RSUs	3/1/2023	1/31/2023							65,359			999,993
Brant J. Standridge
Annual Incentive			559,375	1,118,750	2,237,500
PSUs	3/1/2023	1/31/2023				32,679	65,359	117,646				999,993
RSUs	3/1/2023	1/31/2023							65,359			999,993
Paul G. Heller
Annual Incentive			453,125	906,250	1,812,500
PSUs	3/1/2023	1/31/2023				36,764	73,529	132,352				1,124,994
RSUs	3/1/2023	1/31/2023							73,529			1,124,994
Scott D. Kleinman
Annual Incentive			397,709	795,417	1,590,834
PSUs	3/1/2023	1/31/2023				29,411	58,823	105,881				899,992
RSUs	3/1/2023	1/31/2023							58,823			899,992

(1)	Each of the NEOs participated in the 2023 MIP. The award opportunities presented in the table represent the potential payout range based on percentages of salary at threshold, target, and maximum levels of corporate performance. Awards are subject to adjustment for individual and business unit performance and the discretion of the HRCC. Actual awards earned for 2023 are reported in the Summary Compensation Table under the column headed “Non-Equity Incentive Compensation.” The annual incentive plan is further explained in Executive Compensation Program Features — Compensation Outcomes for 2023 — Annual Incentive Award in the CD&A of this Proxy Statement.
(2)	Each of the NEOs received a PSU award in 2023. These columns reflect the potential number of PSUs to be vested upon satisfaction of the applicable performance conditions as of December 31, 2025, at threshold, target, and maximum performance. The vesting is subject to the NEO’s continued service through the vesting date. See Executive Compensation Program Features — Compensation Outcomes for 2023 — Long-Term Incentive Compensation in the CD&A of this Proxy Statement for a description of the terms of these awards. Any vested units will convert to shares of our common stock on a one-for-one basis. PSUs that do not vest will be forfeited.
(3)	The HRCC awarded RSUs to each of the NEOs vesting over a period of four years, with 50% of the award vesting on the third anniversary of the grant date, and 50% on the fourth anniversary of the grant date. Any vested units will convert to shares of our common stock on a one-for-one basis. RSUs that do not vest will be forfeited.
(4)	The amounts in this column are the grant date fair values, for accounting purposes, of the awards of PSUs (at target) and RSUs determined in accordance with FASB ASC Topic 718.

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Outstanding Equity Awards at Fiscal Year-End 2023

The following table sets forth details about the unexercised stock options and unvested awards of RSUs and PSUs held by the NEOs as of December 31, 2023:

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Yet Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(6)
Stephen D. Steinour	5/1/2015	268,055	0	10.89	5/1/2025	—	—	—	—
	5/1/2016	325,313	0	10.06	5/1/2026	—	—	—	—
	5/1/2017	266,903	0	13.09	5/1/2027	—	—	—	—
	5/1/2018	484,496	0	14.81	5/1/2028	—	—	—	—
	5/1/2019	589,005	0	13.77	5/1/2029	—	—	—	—
	5/1/2020	570,101	190,034	8.57	5/1/2030	62,437	794,203	—	—
	3/26/2021	165,719	165,720	16.08	3/26/2031	73,512	935,068	363,883	4,628,598
	3/1/2022	—	—	—	—	187,997	2,391,318	413,593	5,260,903
	3/1/2023	—	—	—	—	184,258	2,343,760	405,368	5,156,282
Zachary J. Wasserman	5/1/2020	52,787	52,787	8.57	5/1/2030	21,679	275,761	—	—
	3/26/2021	50,505	50,505	16.08	3/26/2031	28,004	356,210	100,816	1,282,382
	3/1/2022	—	—	—	—	75,958	966,182	136,724	1,739,127
	3/1/2023	—	—	—	—	68,243	868,056	122,838	1,562,500
Brant J. Standridge	4/11/2022	—	—	—	—	226,914	2,886,347	—	—
	4/11/2022	—	—	—	—	105,214	1,338,320	—	—
	3/1/2023	—	—	—	—	68,243	868,056	122,838	1,562,500
Paul G. Heller	5/1/2017	74,733	—	13.09	5/1/2027	—	—	—	—
	5/1/2018	135,658	—	14.81	5/1/2028	—	—	—	—
	5/1/2019	176,701	—	13.77	5/1/2029	—	—	—	—
	5/1/2020	—	63,345	8.57	5/1/2030	26,016	330,922	—	—
	3/26/2021	63,131	63,131	16.08	3/26/2031	35,005	445,266	126,021	1,602,984
	3/1/2022	—	—	—	—	85,453	1,086,962	153,815	1,956,531
	3/1/2023	—	—	—	—	76,774	976,564	138,193	1,757,816

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		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Yet Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(6)
Scott D. Kleinman	5/1/2015	8,054	—	10.89	5/1/2025	—	—	—	—
	5/1/2016	13,133	—	10.06	5/1/2026	—	—	—	—
	5/1/2017	10,676	—	13.09	5/1/2027	—	—	—	—
	5/1/2018	21,802	—	14.81	5/1/2028	—	—	—	—
	5/1/2019	29,450	—	13.77	5/1/2029	—	—	—	—
	5/1/2020	50,675	50,676	8.57	5/1/2030	20,812	264,734	—	—
	2/26/2021	—	—	—	—	2,077	26,419	—	—
	3/26/2021	50,505	50,505	16.08	3/26/2031	28,004	356,210	100,816	1,282,382
	3/1/2022	—	—	—	—	66,464	845,416	119,634	1,521,749
	3/1/2023	—	—	—	—	61,419	781,249	110,554	1,406,248
(1)	Awards of stock options become exercisable in four equal annual increments from the date of grant date.
(2)	Represents the closing market price of our common stock on the date of the stock option award.
(3)	Awards of RSUs granted on May 1 each year through 2020, March 26, 2021, March 1, 2022, or March 1, 2023 vest over a period of four years, with 50% of the award vesting on the third anniversary of the grant date, and 50% on the fourth anniversary of the grant date. Awards of RSUs granted to Mr. Kleinman on February 26, 2021, as part of the Capital Markets Incentive Plan, vest in three equal increments over a period of three years commencing on the first anniversary of the grant date. 70% of the award of 209,827 RSUs granted on April 11, 2022 to Mr. Standridge in connection with his joining Huntington vests on the second anniversary of the grant date, and the remaining 30% vests on the third anniversary of the grant date. 20% of the award of 121,613 RSUs granted on April 11, 2022 to Mr. Standridge in connection with his joining Huntington vests on the first anniversary of the grant date, 20% vests on the second anniversary of the grant date, 40% vests on the third anniversary of the grant date, and 20% vests on the fourth anniversary of the grant date. Awards reflect the impact of dividends accrued on the award shares, which are not paid unless and until the awards vest, as applicable.
(4)	The market value of the awards of RSUs that have not yet vested was determined by multiplying the closing price of a share of Huntington common stock on December 29, 2023 ($12.72) by the number of units.
(5)	The PSUs reported in these columns will vest subject to achievement of the applicable performance goals as of the end of a three-year performance period. Each PSU is equal to one share of common stock. The number of PSUs and the market value reported were determined on the basis of achieving, 180% of target performance goals for the awards granted in 2021, 180% of target performance goals for the awards granted in 2022, and 180% of target performance goals for the awards granted in 2023. Performance for the PSUs granted on March 26, 2021 will be determined and certified by the HRCC in April 2024, and reflect the impact of dividend reinvestment.
(6)	The market value of the awards of PSUs that have not yet vested was determined by multiplying the closing price of a share of Huntington common stock on December 29, 2023 ($12.72) by the number of units.

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Option Exercises and Stock Vested 2023

The table below sets forth the number of shares that were acquired upon the exercise of options and the vesting of RSUs in 2023. Also included are shares acquired from the vesting of PSU awards for the cycle that ended December 31, 2022. These shares were released on May 1, 2023. Not reflected are shares to be received for the three-year PSU performance cycle that ended on December 31, 2023, performance for which will be certified by the HRCC in April 2024.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Stephen D. Steinour	—	—	605,024	7,698,912
Zachary J. Wasserman	—	—	149,502	1,897,084
Brant J. Standridge	—	—	24,322	291,162
Paul G. Heller	63,344	210,619	191,658	2,440,098
Scott D. Kleinman	—	—	154,241	1,979,775

(1)	The value realized upon exercise of options reflects the difference between the market value of the shares on the exercise date and the exercise price of the options. The value realized upon vesting of stock awards (RSUs and PSUs) was determined by multiplying the number of shares by the market value on the vesting date. Mr. Steinour deferred 360,128 shares acquired upon vesting pursuant to the terms of the EDCP described below.

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Nonqualified Deferred Compensation 2023

The NEOs were eligible to defer compensation during 2023 under the EDCP, a nonqualified plan. An additional plan providing for deferral of compensation on a non-qualified basis was frozen as of December 31, 2019: the Huntington Supplemental Plan. For each NEO, information about participation in the EDCP and the Huntington Supplemental Plan is contained in the table below.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings (Loss) in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
Stephen D. Steinour
EDCP	3,957,807	—	(1,080,558)	—	42,306,116
Huntington Supplemental Plan	—	—	(46,346)	—	1,195,880
Zachary J. Wasserman
EDCP	35,990	—	36,610	—	160,665
Huntington Supplemental Plan	—	—	—	—	—
Brant J. Standridge
EDCP	111,719	—	13,493	—	125,212
Huntington Supplemental Plan	—	—	—	—	—
Paul G. Heller
EDCP	840,000	—	423,981	—	2,907,497
Huntington Supplemental Plan	—	—	(176)	—	128,106
Scott D. Kleinman
EDCP	—	—	—	—	—
Huntington Supplemental Plan	—	—	2,820	—	24,877

(1)	The amounts shown in this column are included in the “Salary” column in the Summary Compensation Table for Messrs. Wasserman and Standridge.

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The Executive Deferred Compensation Plan

The EDCP provides senior officers designated by the HRCC the opportunity to defer up to 90% of base salary, annual incentive compensation, and certain equity awards. An election to defer can only be made on an annual basis and is generally irrevocable. Contributions to this plan generally consist of compensation deferred by the participants. Cash amounts deferred will accrue interest, earnings, and losses based on the performance of the investment option selected by the participant and tracked by a bookkeeping account. Equity awards will accrue earnings and losses based on the performance of Huntington stock unless diversified, which may be done after vesting. Investment options in the EDCP are similar to those available under the 401(k) Plan.

At the time of each deferral election, a participant elects the method and timing of account distribution to be effective upon a separation of service. In addition, a participant may elect an in-service distribution. Accounts distributed upon a separation of service may be distributed in a single lump sum payment or in installments. A participant may request a hardship withdrawal prior to a separation of service. At the time of distribution, amounts for which Huntington common stock is the investment selected will be distributed in-kind, while all other selected investments will be distributed in cash.

The Huntington Supplemental Plan

The purpose of the Huntington Supplemental Plan, which was frozen as of December 31, 2019, was to provide a supplemental savings program for eligible colleagues (as determined by the HRCC) who may otherwise be limited by Code limits to the 401(k) Plan, a tax qualified 401(k) plan. Eligible individuals could elect to participate in the Supplemental Plan and designate the percentage of base pay to be contributed to the Huntington Supplemental Plan prior to the beginning of each Plan year. All contributions to the Huntington Supplemental Plan were made on a pre-tax basis. We then matched contributions up to 100% on the first 4% of base compensation over the 401(k) Plan eligible compensation. Under the Huntington Supplemental Plan, employee contributions could be invested in any of the available investment alternatives similar to the 401(k) Plan. Our matching contributions were invested in Huntington common stock, but could be diversified at any time. A participant cannot receive a distribution of any part of their Huntington Supplemental Plan account until their employment terminates. Once employment terminates, shares of common stock in a participant’s account are to be distributed to the participant in-kind. Distributions from the Huntington Supplemental Plan are subject to federal and state income tax withholding.

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Pension Benefits 2023

The Retirement Plan and the SRIP were frozen as of December 31, 2013. Only colleagues hired before January 1, 2010, are eligible to participate in these plans. Messrs. Steinour and Kleinman are the only NEOs participating in these plans. The table below presents information for Messrs. Steinour and Kleinman under the Retirement Plan and the SRIP.

Name	Plan Name	Number of Years of Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
Stephen D. Steinour	Retirement Plan	5	163,121	—
	SRIP	5	1,084,076	—
Scott D. Kleinman	Retirement Plan	22.5	571,850	—
(1)	Years of credited service reported in the table are the final years of credited service, frozen as of December 31, 2013.
(2)	This column reflects the actuarial present value of the NEO’s accumulated benefit under the Retirement Plan and the SRIP as of December 31, 2023. The valuation method used to determine the benefit figures shown, and all material assumptions applied, are discussed in Note 17 “Benefit Plans” of the Notes to Consolidated Financial Statements for the fiscal year ended December 31, 2023.

Messrs. Wasserman, Standridge, and Heller were hired after January 1, 2010 and are not eligible to participate in the Retirement Plan or the SRIP. Eligibility for participation in the SRIP is limited to colleagues eligible to participate in the Retirement Plan who (a) have been nominated by the HRCC; and (b) earn compensation in excess of the limitation imposed by Code Section 401(a)(17) or whose benefit exceeds the limitation of Code Section 415(b).

Benefits under both the Retirement Plan and the SRIP are based on levels of compensation and years of credited service. Benefits under the SRIP, however, are not limited by Code Sections 401(a)(17) and 415(b). Code Section 401(a)(17) limits the annual amount of compensation that may be taken into account when calculating benefits under the Retirement Plan. For 2023, this limit was $330,000. Code Section 415(b) limits the annual benefit amount that a participant may receive under the Retirement Plan. For 2023, this amount was $265,000.

The benefit formula under the Retirement Plan was previously revised for benefits earned beginning on January 1, 2010. While the change did not affect the benefit earned under the Retirement Plan through December 31, 2009, there was a reduction in future benefits. The benefit earned in the Retirement Plan prior to January 1, 2010 is based on compensation earned in the five consecutive highest years of service. For service on and after January 1, 2010 and through December 31, 2013, the benefit earned in the Retirement Plan is based on compensation earned each year. For executives who are eligible for retirement or early retirement, the benefit earned in the SRIP is based on compensation earned in the five consecutive highest years of service and the Retirement Plan formula in effect on December 31, 2009. For executives who are not eligible for retirement or early retirement, the accrued benefit under the SRIP is based on the Retirement Plan formula in effect on and after January 1, 2010. Compensation consists of base salary and 50% of overtime, bonuses, incentives, and commissions paid pursuant to plans with a measurement period of one year or less. Bonuses are taken into account in the year paid rather than earned. A participant who is at least 55 years of age with at least 10 years of service may retire and receive an early retirement benefit, reduced to reflect the fact that they will be receiving payments over a longer period of time. Mr. Steinour is eligible for early retirement under the Retirement Plan and the SRIP.

The years of credited service have been capped for participants to the actual years of service with us through December 31, 2013, the date the plans were frozen. The maximum years of credited service recognized by the Retirement Plan and the SRIP is 40.

Benefit figures shown are computed on the assumption that participants retire at age 65, the normal retirement age specified in the plans. The normal form of benefit under the Retirement Plan is a life annuity. The Retirement Plan offers additional forms of distribution that are actuarially equivalent to the life annuity. Benefits with a present value greater than the applicable dollar limit under Code Section 402(g) ($22,500 for 2023) are paid from the SRIP in the form of a life annuity. The SRIP also offers additional forms of distribution that are actuarially equivalent to the life annuity. Benefits with a present value equal to or less than the applicable dollar limit under Code Section 402(g) are paid in the form of a lump sum distribution.

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Payments upon Termination of Employment or Change in Control

Each of the NEOs has a change-in-control agreement with us referred to as an Executive Agreement. The purposes of these agreements are to encourage retention of our key executives and to provide protection from termination related to a change in control of our Company. These agreements do not include a “golden parachute” excise tax gross-up provision or a right to terminate employment as a result of a change-in-control. In addition, these agreements contain restrictions relating to the disclosure of confidential information and competing with Huntington (three-year non-competition for the CEO, and one-year non-competition for the other NEOs, post termination).

Huntington has an employment agreement with Mr. Steinour pursuant to which Mr. Steinour will continue to serve as Huntington’s President and CEO through December 31, 2025. The agreement was entered into as of December 1, 2012, for an initial term that ended on December 31, 2016, subject to three-year renewal periods upon expiration of the initial term and each renewal term, unless either party gives timely notice of non-renewal. Mr. Steinour’s employment agreement provides for certain payments to him upon termination in certain situations other than a change in control.

In addition, each of the NEOs has outstanding RSU and PSU awards that may be subject to accelerated vesting upon involuntary termination (not for cause), death, or disability.

Executive Agreements

Under the Executive Agreements, change in control generally includes:

the acquisition by any person of beneficial ownership of 25% or more of our outstanding voting securities;
a change in the composition of the Board if a majority of the new Directors were not appointed or nominated by the Directors currently sitting on the Board or their subsequent nominees;
a merger involving our Company where our shareholders immediately prior to the merger own less than 51% of the combined voting power of the surviving entity immediately after the merger;
the dissolution of our Company; and
a disposition of assets, reorganization, or other corporate event involving our Company that would have the same effect as any of the above-described events.

Under each Executive Agreement, we, or our successor, will provide severance benefits to the executive officer if their employment is terminated (other than on account of the officer’s death or disability or for cause):

by us, at any time within 24 months after a change in control;
by us, at any time prior to a change in control but after commencement of any discussions with a third party relating to a possible change in control involving such third party if the executive officer’s termination is in contemplation of such possible change in control and such change in control is actually consummated within 12 months after the date of such executive officer’s termination;
by the executive officer voluntarily with good reason at any time within 24 months after a change in control of our company; and
by the executive officer voluntarily with good reason at any time after commencement of change in control discussions if such change in control is actually consummated within 12 months after the date of such officer’s termination.

Good reason generally means the assignment to the executive officer of duties which are materially different from such duties prior to the change in control, a reduction in such officer’s salary or benefits, or a demand to relocate to an unacceptable location, made by us or our successor either after a change in control or after the commencement of change in control discussions if such change or reduction is made in contemplation of a change in control and such change in control is actually consummated within 12 months after such change or reduction. An executive officer’s determination of good reason will be conclusive and binding upon the parties if made in good faith.

In addition to any accrued salary and annual cash incentive payable as of termination, severance payments and benefits under the Executive Agreements consist of:

a lump-sum cash payment equal to three times annual base salary for the CEO and two and one-half times annual base salary for each of the other NEOs;
a lump-sum cash payment equal to three times for the CEO, and two and one-half times for the other NEOs, of the greater of the executive’s target annual incentive award for the calendar year during which the change in control occurs or the immediately preceding calendar year, provided the executive was a participant in the MIP during the calendar year, or the immediately preceding calendar year;
a pro rata annual incentive award paid upon a change in control under the MIP based on either the actual level of year-to-date performance, or the target award as a percent of base salary for the plan year preceding the change in control, whichever is greater, in accordance with the terms of the MIP;
36 months of continued insurance benefits for the CEO, and 30 months for the other NEOs;

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fees for outplacement services for the executive up to a maximum amount equal to 15% of the executive’s annual base salary plus reimbursement for job search travel expenses up to $5,000;
stock options, restricted stock, RSU, and PSU awards under our stock and incentive plans become vested according to the terms of the plans; and
other benefits to which the executive was otherwise entitled including perquisites, benefits, and service credit for benefits.

The Executive Agreements also provide for 36 months of additional service credited for purposes of retirement benefits for the CEO and 30 months for the other NEOs. Because the Retirement Plan and the SRIP were frozen as of December 31, 2013, this provision will not operate to increase accrued benefits under these plans. Additional service and compensation earned after the freeze date are not included in the calculation of benefits under the Executive Agreements. The additional service period will count for purposes of determining vesting or entitlement to early retirement benefits under these plans. The CEO and Mr. Kleinman are participants in the Retirement Plan; the CEO is the only NEO participating in the SRIP.

The Executive Agreements have a best-net-benefit clause which replaced the excise tax gross-ups. If an executive triggers the excise tax, the individual will either be “cut-back” to an amount that is $1 less than such amount that would cause the excise tax, or the executive will have the opportunity to pay the excise tax themselves, depending on the result that provides the better after-tax result.

For a period of five years after any termination of the executive officer’s employment, we will provide the executive officer with coverage under a standard directors’ and officers’ liability insurance policy at our expense, and will indemnify, hold harmless, and defend the officer to the fullest extent permitted under Maryland law against all expenses and liabilities reasonably incurred by the officer in connection with or arising out of any action, suit, or proceeding in which the officer may be involved by reason of having been a Director or officer of our Company or any subsidiary.

In the event an executive officer is required to enforce any of the rights granted under his Executive Agreement, we, or our successor, will pay the cost of counsel (legal and accounting). In addition, the executive officer is entitled to prejudgment interest on any amounts found to be due in connection with any action taken to enforce such officer’s rights under the Executive Agreement.

As a condition to receiving the payments and benefits under the Executive Agreements, the executive officer will be required to execute a release. Severance benefits payable in a lump sum will be paid not later than 45 business days following the date the executive’s employment terminates, subject to applicable laws and regulations.

The Executive Agreements are extended annually and are subject to an extension for 24 months upon a change in control. An Executive Agreement will terminate if the executive officer’s employment terminates under circumstances that do not trigger benefits under the agreement. We may elect not to renew an agreement upon 30 days prior written notice.

The estimated payments and benefits that would be paid in the event each NEO terminated employment on December 31, 2023 and became entitled to benefits under their Executive Agreement are set forth below. For purposes of quantifying these benefits, we assumed that a change in control occurred on December 31, 2023, and that the executive officer’s employment was terminated on that date without cause. The closing price of a share of our common stock on December 29, 2023, the last business day of the year, was $12.72.

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Name	Cash Severance ($)(1)	Pro Rata Bonus Value ($)(2)	Total Out- placement Value ($)(3)	Total Welfare Value ($)(4)	Additional Retirement Value ($)(5)	Performance Contingent Equity Value ($)(6)	Time-Based Equity Accel. Value ($)(7)	Scale Back Amount, if Applicable ($)(8)	Final Benefit ($)(9)
Steinour	10,350,000	2,300,000	177,500	59,817	—	12,589,976	7,252,990	—	32,730,283
Wasserman	4,078,125	1,150,000	113,750	67,935	—	3,840,473	2,685,274	—	11,935,557
Standridge	4,687,500	1,250,000	117,500	79,496	—	1,015,625	5,092,723	—	12,242,844
Heller	4,078,125	925,000	113,750	56,888	—	4,468,828	3,102,596	—	12,745,187
Kleinman	3,762,500	900,000	110,000	78,824	219,089	3,534,090	2,484,334	—	11,088,837
(1)	Multiple of base salary and target annual incentive, payable in a lump sum.
(2)	Reflects bonuses as payable under the terms of the MIP for a change in control.
(3)	Reflects 15% of base salary plus $5,000 for job search travel.
(4)	Reflects 36 and 30 months of benefits for the CEO and other NEOs, respectively.
(5)	Present value of accelerated vesting of retirement benefits and additional 36 and 30 months of credited service under the Retirement Plan and SRIP for the CEO and other NEOs, respectively. Mr. Steinour is the only NEO participating in the SRIP. He has ten years of vesting / eligibility service and has attained early retirement eligibility as of December 31, 2023. As a result, there is no additional benefit to him as a result of a change in control. Mr. Kleinman is currently vested in his Retirement Plan benefits but has not reached early retirement eligibility. The amount reflects the additional value that would result from attaining early retirement eligibility once the additional months are added to his age.
(6)	For PSUs, full values of the 2021, 2022, and 2023 awards based on the estimated performance as of December 31, 2023; includes dividend equivalents.
(7)	In-the-money value of time-based unvested stock options and RSUs; includes dividend equivalents.
(8)	Messrs. Steinour and Heller would not be subject to excise taxes if terminated following a change in control of Huntington on December 31, 2023; and Messrs. Wasserman, Standridge, and Kleinman would be in a better after-tax position when paying the excise tax liability themselves.
(9)	The total benefit to the executive under a change in control of the Company and termination of employment.

Mr. Steinour’s Employment Agreement

Mr. Steinour’s employment agreement provides for certain payments upon a termination of his employment without “cause” or for “good reason” (each as defined in the agreement). The potential payments under these agreements are described and quantified below.

Upon termination without “cause” or for “good reason,” Mr. Steinour is entitled to payment of the following amounts:

accrued amounts consisting of unpaid base salary through termination, earned but unpaid annual incentive payments for the prior period, accrued and unused paid time off, and incurred but unreimbursed business expenses;
a pro rata incentive payment in respect of the fiscal year of the Company in which the date of termination occurs, with such amount to equal the amount determined by the HRCC based on the Company’s actual performance for the fiscal year in which the date of termination occurs and otherwise on a basis no less favorable than annual incentive award determinations are made by the HRCC for the Company’s executive officers; and
a severance payment equal to two times the sum of (x) his annual base salary and (y) the higher of the target incentive payment for the year of termination or the incentive payment paid or payable with respect to the prior fiscal year.

Mr. Steinour would also be entitled to payment and provision of any other amounts or benefits to which he was otherwise entitled.

If Mr. Steinour had his employment terminated by us without “cause” or if he terminated employment with us for “good reason” as of December 31, 2023, he would have been entitled to, in addition to accrued amounts and benefits, a pro rata annual incentive payment equal to $2,300,000 and a severance payment equal to $6,900,000.

If Mr. Steinour had terminated employment as of December 31, 2023, due to death or disability, he or his estate would have been entitled to a pro-rated annual incentive payment for the year of termination as described above equal to $2,300,000 and accrued obligations and benefits.

If Mr. Steinour had terminated employment as of December 31, 2023 without “good reason” and due to his retirement, he would have been entitled to a pro-rated annual incentive payment for the year of termination equal to $2,300,000.

Severance benefits and payments are subject to execution and non-revocation of a release of claims.

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RSUs and PSUs — Potential Accelerated Vesting

Each of the NEOs has outstanding RSU and PSU awards, which are subject to full or partial accelerated vesting upon specified circumstances. The table below sets forth the value of the shares and accumulated dividends that would have been payable under outstanding grants of RSUs and PSUs to the respective NEOs upon involuntary termination (not for cause), death, disability, or retirement as of December 31, 2023.

Name	Award Type(1)	For Cause(2)	Involuntary Termination (Not for Cause) ($)(3)	Death ($)(4)	Disability ($)(5)	Retirement ($)(6)
Stephen D. Steinour	RSU	—	6,464,349	6,464,349	6,464,349	6,464,349
	PSU	—	8,358,769	8,358,769	8,358,769	8,358,769
Zachary J. Wasserman	RSU	—	973,093	2,466,208	2,183,643	—
	PSU	—	1,645,930	2,546,672	2,546,672	—
Brantley J. Standridge	RSU	—	2,267,340	5,092,723	5,092,723	—
	PSU	—	289,355	868,056	868,056	—
Paul G. Heller	RSU	—	2,839,714	2,839,714	2,839,714	2,839,714
	PSU	—	2,954,073	2,954,073	2,954,073	2,954,073
Scott D. Kleinman(7)	RSU	—	923,939	2,281,339	2,002,550	—
	PSU	—	1,536,487	2,339,099	2,339,099	—
(1)	In the event accelerated vesting applies to a prorated award rather than the full award, the proration is based on the number of months from the grant date to the month of termination. The PSUs are prorated at target and adjusted to reflect the lesser of target or the most recent performance result reported to the HRCC. Dividends are reinvested and accumulated as additional award shares.
(2)	There is full forfeiture of any unvested awards in the event of termination for cause.
(3)	Involuntary termination (not for cause) results in accelerated vesting of a prorated number of shares, unless the executive meets the “normal retirement” provision, the award was made as an incentive to join the Company upon hiring, or the award is an incentive-based RSU, which results in continued vesting following termination.
(4)	Termination in the event of death results in acceleration in full for all awards.
(5)	Termination due to disability results in accelerated vesting of a prorated number of shares for awards granted prior to March 1, 2023 and accelerated vesting of awards granted starting on March 1,2023, unless the executive meets the “normal retirement” provision which result in continued vesting post-termination.
(6)	Awards for Messrs. Steinour and Heller provide for continued vesting based on the original vesting schedule following retirement or voluntary termination because each of Messrs. Steinour and Heller meet the criteria for “normal retirement.” Messrs. Wasserman, Standridge, and Kleinman do not meet any retirement provisions and therefore any unvested equity awards would be forfeited upon voluntary termination or retirement.
(7)	Amounts for Mr. Kleinman’s RSU awards include $7,310 in cash dividends.

Each of our NEOs other than Mr. Steinour also participates in our Transition Pay Plan available generally to all salaried colleagues that provides for certain cash severance payments in the event of a termination of employment in specified circumstances.

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Pay Versus Performance Disclosure

In accordance with rules adopted by the Securities and Exchange Commission (“SEC”) pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive “Compensation Actually Paid” (“CAP”) and certain performance measures for the fiscal years listed below. The Compensation Discussion & Analysis (“CD&A”) describes the compensation setting process for our executive officers, which is done independently from the disclosure requirements.

Pay Versus Performance Table

The following table provides the information required for our NEOs for each of the fiscal years ended December 31, 2023, December 31, 2022, December 31, 2021, and December 31, 2020 along with the required financial information required for each fiscal year:

	Summary Compensation Table	Compensation Actually Paid to	Average Summary Compensation	Average Compensation Actually Paid to	Year-end value of $100 invested on 12/31/2019 in(5):
Year	Total for Stephen D. Steinour(1) ($)	Stephen D. Steinour(2)(3) ($)	Table Total for Non-CEO NEOs(4) ($)	Non-CEO NEOs(2)(3)(4) ($)	HBAN ($)	KBW Bank Index ($)	Net Income (in millions) ($)	Adjusted ROTCE(6) (%)
2023	10,101,840	6,345,581	4,215,223	3,327,271	102.96	96.65	1,951.0	19.4
2022	10,484,973	9,855,778	4,790,298	4,874,793	108.06	97.52	2,238.0	21.5
2021	9,619,178	21,563,268	4,985,771	7,855,544	113.00	124.06	1,295.0	19.1
2020	8,007,682	6,524,537	3,181,470	3,637,101	88.94	89.69	817.0	8.9

(1)	Stephen D. Steinour has been Chairman, President, and CEO Huntington and President and CEO of Huntington Bank since January 2009.

(2)	Deductions from, and additions to, total compensation in the Summary Compensation Table by year to calculate Compensation Actually Paid include:

	2023		2022		2021		2020
	Steinour, Stephen D. ($)	Average Non-CEO NEOs ($)	Steinour, Stephen D. ($)	Average Non-CEO NEOs ($)	Steinour, Stephen D. ($)	Average Non-CEO NEOs ($)	Steinour, Stephen D. ($)	Average Non-CEO NEOs ($)
Total Compensation from Summary Compensation Table	10,101,840	4,215,223	10,484,973	4,790,298	9,619,178	4,985,771	8,007,682	3,181,470
Adjustments for Pension
Adjustment Summary Compensation Table Pension	—	—	—	—	—	—	(203,536)	—
Amount added for current year service cost	—	—	—	—	—	—	—	—
Amount added for prior service cost impacting current year	—	—	—	—	—	—	—	—
Total Adjustments for Pension	—	—	—	—	—	—	(203,536)	—
Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	(5,999,987)	(2,012,486)	(5,499,987)	(2,643,460)	(5,249,976)	(899,994)	(4,499,995)	(1,374,990)
Year-end fair value of unvested awards granted in the current year	5,674,761	1,889,178	7,062,267	3,086,231	7,194,912	2,134,340	8,935,881	2,703,746
Year-over-year difference of year-end fair values for unvested awards granted in prior years	(995,770)	(288,946)	(1,101,353)	(241,953)	7,505,837	1,177,160	(1,714,840)	(361,670)
Fair values at vest date for awards granted and vested in current year	—	—	—	—	—	—	—	—
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	(2,435,263)	(475,699)	(1,090,122)	(116,323)	2,493,318	458,266	(4,000,655)	(511,456)

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	2023		2022		2021		2020
	Steinour, Stephen D. ($)	Average Non-CEO NEOs ($)	Steinour, Stephen D. ($)	Average Non-CEO NEOs ($)	Steinour, Stephen D. ($)	Average Non-CEO NEOs ($)	Steinour, Stephen D. ($)	Average Non-CEO NEOs ($)
Forfeitures during current year equal to prior year-end fair value	—	—	—	—	—	—	—	—
Dividends or dividend equivalents not otherwise included in total compensation	—	—	—	—	—	—	—	—
Total Adjustments for Equity Awards	(3,756,259)	(887,952)	(629,195)	84,495	11,944,090	2,869,773	(1,279,609)	455,631
Compensation Actually Paid (as calculated)	6,345,581	3,327,271	9,855,778	4,874,793	21,563,268	7,855,544	6,524,537	3,637,101

(3)	The following summarizes the valuation assumptions used for stock option awards included as part of Compensation Actually Paid:
- Expected life of each stock option is based on the “simplified method” using an average of the remaining vest and remaining term, as of the vest/FYE date.
- Strike price is based on each grant date closing price and asset price is based on each vest/FYE closing price.
- Risk free rate is based on the Treasury Constant Maturity rate closest to the remaining expected life as of the vest/FYE date.
- Historical volatility is based on daily price history for each expected life (years) prior to each vest/FYE date. Closing prices provided by S&P Capital IQ are adjusted for dividends and splits.
- Represents annual dividend yield on each vest/FYE date.
(3b)	The following table illustrates the valuation assumptions as of the vesting date for awards that vested in each of 2020, 2021, 2022, and 2023.

	For Stock Options Vesting in					Weighted Average Fair Value Awards Vesting in
	2023	2022	2021	2020		2023	2022	2021	2020
Expected volatility	41%–46%	39%–46%	38%–44%	33%–35%
Expected dividend yield	5.6%–5.8%	4.0%–4.7%	3.9% –4.1%	7.0%	For Restricted Share and RSUs	$11.22	$14.12	$14.81	$9.58
Expected term, in years	3.0–4.0	3.0–4.5	3.0–4.5	3.0–4.5	For Performance Share Awards	$10.99	$13.15	$15.32	$8.57
Risk-free interest rate	3.6%–3.9%	2.6% –2.9%	.2% –.9%	.3% –.4%

(3c)	For FY21, Thomas Shafer and Michael Jones joined the Company through a mid-year acquisition and their values are calculated in line with the other NEOs with the initial value of their equity for FY21 effective 12/31/20 based on Huntington’s stock price.

(4)	Non-CEO NEOs reflect the average Summary Compensation Table total compensation and average Compensation Actually Paid for the following executives by year:
2023: Zachary Wasserman, Paul Heller, Brant Standridge, Scott Kleinman.
2022: Zachary Wasserman, Paul Heller, Brant Standridge, Scott Kleinman.
2021: Zachary Wasserman, Paul Heller, Thomas Shafer, Michael Jones.
2020: Zachary Wasserman, Paul Heller, Andrew Harmening, Jana Litsey.

(5)	Reflects return on $100 investment over 12/31/19-12/31/23, 12/31/19-12/31/22, 12/31/19-12/31/21, and 12/31/19-12/31/20 for 2023, 2022, 2021, and 2020, respectively.
(6)	Non-GAAP, see Appendix A to this proxy statement for more information.

Tabular List of Financial Performance Measures

As described in greater detail in the CD&A, we have a significant focus on pay-for-performance. The most important financial performance measures used to link CAP (as calculated in accordance with the SEC rules), to our NEOs in 2023 to our performance were:

Adjusted EPS
Operating Leverage
PPNR Growth
Adjusted ROTCE
New Revenue

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Narrative Disclosure: Pay Versus Performance Table

The graphs below provide a description of CAP (as calculated in accordance with the SEC rules) and the following measures:

Huntington’s cumulative TSR and KBW Bank Index cumulative TSR;
Huntington’s Net Income; and
the Company Selected Measure, which for Huntington is Adjusted ROTCE.

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Pay Ratio Disclosure

We are providing this disclosure pursuant to a rule adopted by the SEC implementing a mandate of the Dodd-Frank Act. The rule requires disclosure of the median annual total compensation of all employees, excluding the CEO, the annual total compensation of the CEO, and the ratio of these amounts. For purposes of this disclosure, annual total compensation for both the median employee and the CEO is determined in accordance with the definition of annual total compensation as disclosed in the Summary Compensation Table.

In accordance with the rule, we determined a new median employee for 2023 following the departure of last year’s median employee who was selected in 2020. The median employee for 2023 was determined from among the Company’s employees (excluding the CEO) using a consistently applied compensation measure. The consistently applied compensation measure was 2023 W-2 Box 1 data as reflected in the Company’s payroll records for each employee (full-time, part-time, seasonal, or temporary, and on long-term leave, but excluding the CEO) employed as of December 31, 2023. The median employee serves as a Senior Fraud Investigator.

The median employee’s annual total compensation for 2023 was determined for purposes of this disclosure. This ratio is a reasonable estimate calculated in a manner consistent with SEC Regulation S-K Item 402(u).

Median Employee Annual Total Compensation	$74,173
CEO Annual Total Compensation	$10,179,479
Ratio	137:1

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Audit Matters

Proposal 3      Ratification of the Appointment of Independent Registered Public Accounting Firm

Following assessment of the qualifications, performance, and independence of PwC, our current auditors, the Audit Committee has again selected PwC to serve as our independent registered public accounting firm for 2024. We are asking shareholders to ratify the appointment of PwC because we value our shareholders’ views on the Company’s independent registered public accounting firm selection and as a matter of good corporate governance.

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm. The Audit Committee regularly evaluates the qualifications, performance, and independence of the independent registered public accounting firm, and whether the firm should be rotated.

PwC has served as our independent registered public accounting firm since 2015. The Audit Committee and the Board believe that the continued retention of PwC to serve as our independent registered public accounting firm is in the best interests of the Company and its shareholders. The Audit Committee will reconsider the appointment of PwC if its selection is not ratified by the shareholders. The Audit Committee may also reconsider the appointment of PwC at any time even if the selection is ratified by shareholders.

The Board recommends a vote FOR the ratification of the appointment of PwC.

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Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees

The table below reflects the aggregate fees and out-of-pocket expenses billed by PwC for services rendered for us for 2022 and 2023.

	Year ended
Fees Billed by PwC	December 31, 2023	December 31, 2022
Audit Fees(1)	$9,251,060	$8,567,078
Audit-Related Fees(2)	1,064,100	651,400
Tax Fees(3)	2,931,496	2,169,616
All Other Fees(4)	968	99,461
Total	$13,247,624	$11,487,555

(1)	Audit fees are fees for professional services rendered for the integrated audits of our annual consolidated financial statements, including the audit of the effectiveness of our internal control over financial reporting, quarterly reviews of the condensed consolidated financial statements included in Form 10-Q filings, and services that are normally provided by PwC in connection with statutory/subsidiary financial statement audits, attestation reports required by statute or regulation, and comfort letters and consents related to SEC filings.
(2)	Audit-related fees generally include fees for assurance and related services that are traditionally performed by the independent registered public accounting firm. These services include attestation and agreed-upon procedures that address accounting, reporting, and control matters that are not required by statute or regulation; pension plan audits; and service organization control examinations. These services are normally provided in connection with the recurring audit engagement.
(3)	The tax-related services were all in the nature of tax compliance, tax consulting, and tax planning. Of these amounts for 2023, $2,631,496 represents fees for tax compliance services and $300,000 represents tax consulting and tax planning services; and for 2022, $1,969,616 represents fees for tax compliance services and $200,000 represents tax consulting and tax planning services.
(4)	All other fees were generally for non-tax advisory and consulting services including those rendered in connection with compliance and governance assessments.

Pre-Approval Policies and Procedures

The Audit Committee is responsible for the audit fee negotiations associated with the retention of the independent registered public accounting firm. The Audit Committee has a policy that it will pre-approve all audit and non-audit services provided by the independent registered public accounting firm and will not engage the independent registered public accounting firm to perform any specific non-audit services prohibited by law or regulation. The Audit Committee has given general pre-approval for specified audit, audit-related, and tax services. The term of any general pre-approval is 12 months from the date of pre-approval unless the Audit Committee specifically provides for a different term. The Audit Committee will annually review the services for which general pre-approval is given. The Audit Committee may revise the list of general pre-approved services from time to time, based upon subsequent determinations. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee. Pre-approval fee levels for all services to be provided by the independent registered public accounting firm are established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

The Audit Committee may delegate pre-approval authority to a member of its Committee; the Audit Committee has delegated pre-approval authority to its Chair. The decisions of the Chair or other member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

All the services covered by the fees disclosed above were pre-approved by the Audit Committee or its Chair. Further, the Audit Committee has considered and determined that the services described above are compatible with maintaining the independent registered public accounting firm’s independence.

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Oversight of the Independent Auditor

The Audit Committee is responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm. This also includes an evaluation of whether rotating independent registered public accounting firms is warranted. Additionally, the Audit Committee reviews the experience and qualifications of the lead audit partner and other senior members of the audit team. In its most recent review of PwC, the Audit Committee considered several factors, including:

The qualifications of the audit team and the quality of work provided by PwC;
PwC’s independence and objectivity, including a consideration of the non-audit fees and services;
Appropriateness of PwC’s audit and non-audit fees;
Assessment of performance of the lead audit partner and audit team;
Tenure of the auditor; and
The impact of changing auditors.

After considering the above factors, the Audit Committee has determined that retention of PwC at this time is in the best interests of the Company and its shareholders.

PwC Attendance at the Annual Meeting

Representatives of PwC regularly attend meetings of the Audit Committee and will be present at the 2024 Annual Meeting. These representatives will have an opportunity at the annual meeting to make a statement if they so desire and will also be available to respond to appropriate shareholder questions.

Report of the Audit Committee

The primary responsibility of the Audit Committee, which is comprised entirely of independent Directors, is to oversee the integrity of Huntington’s consolidated financial statements. In carrying out its duties, the Audit Committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2023, with Huntington management and with Huntington’s independent registered public accounting firm, PwC. This discussion included the selection, application, and disclosure of critical accounting policies, as well as the independent registered public accounting firm’s views on fraud risks and how it demonstrates its independence and skepticism. The Audit Committee has also reviewed and discussed with PwC its judgment as to the quality, not just the acceptability, of Huntington’s accounting principles and such other matters required to be discussed under auditing standards generally accepted in the United States, including the applicable requirements of the PCAOB and the SEC.

The Audit Committee has received and reviewed the written disclosures and the letter from PwC required by the applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence and has discussed with PwC its independence from Huntington. Based on this review and discussion, and a review of the services provided by PwC during 2023, the Audit Committee believes that the services provided by PwC in 2023 are compatible with, and do not impair, PwC’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Huntington’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 16, 2024.

Submitted by the Audit Committee

Richard W. Neu, Chair	Ann B. (Tanny) Crane	Gina D. France	Jeffrey L. Tate

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Ownership of Voting Stock

Ownership of Voting Stock	This section provides shareholders with an understanding of the ownership of our Directors, nominees for Director, executive officers, and largest shareholders. We believe that shareholders’ interests are better served when our Directors, nominees for Director, and executive officers hold a meaningful number of shares of the Company. Holding such shares more closely aligns the interests of these individuals with those of our shareholders.

Security Ownership of Directors and Executive Officers

The table below sets forth the beneficial ownership of Huntington common stock by each of our Directors, nominees for Director, executive officers named in the Summary Compensation Table, and the Directors and all executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC. Generally, the rules attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities, including shares that could be acquired within 60 days. Ownership reported is as of February 14, 2024. The table also sets forth additional share interests not reportable as beneficially owned.

	Beneficial Ownership
Name of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)(2)(3)(4)	Percent of Class	Additional Share Interests(5)(6)	Total Share Interests
Alanna Y. Cotton	19,210	*	56,636	75,846
Ann B. (Tanny) Crane	171,285	*	152,790	324,075
Rafael Andres Diaz-Granados	27,739	*	12,129	39,868
Gina D. France	79,936	*	85,818	165,754
Paul G. Heller	767,918	*	—	767,918
J. Michael Hochschwender	143,795	*	83,921	227,716
John C. (Chris) Inglis	64,176	*	12,129	76,305
Richard H. King	73,880	*	28,760	102,640
Scott D. Kleinman	397,217	*	—	397,217
Katherine M. A. (Allie) Kline	3,950	*	63,752	67,702
Richard W. Neu	330,529	*	181,037	511,566
Kenneth J. Phelan	74,930	*	66,304	141,234
David L. Porteous	656,017	*	169,421	825,438
Teresa H. Shea	—		—	—
Roger J. Sit	339,335	*	28,760	368,095
Brant J. Standridge	13,957	*	—	13,957
Stephen D. Steinour	6,995,192	*	3,344,093	10,339,285
Jeffrey L. Tate	66,203	*	28,761	94,964
Gary H. Torgow	934,930	*	—	934,930

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Zachary J. Wasserman	143,215	*	—	143,215
Directors and All Executive Officers as a Group (25 in the group)	13,355,133	*	5,063,884	18,419,017

*	Indicates less than 1% of outstanding shares.
(1)	This column consists of shares for which the Directors and executives, directly or indirectly, have the power to vote or to dispose, or to direct the voting or disposition thereof, and also includes shares for which the person has the right to acquire beneficial ownership within 60 days from February 14, 2024. Except as otherwise noted, none of the named individuals shares with another person either voting or investment power as to the shares reported. None of the shares reported are pledged as security.
(2)	Figures for the executive officers include the number of shares of common stock that could have been acquired within 60 days of February 14, 2024, by the exercise of stock options and the vesting of time-based RSUs awarded under our employee and director equity plans as set forth below.

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	RSUs	Options
Stephen D. Steinour	37,199	2,752,453
Zachary J. Wasserman	14,170	128,545
Brant J. Standridge	—	—
Paul G. Heller	17,714	481,788
Scott D. Kleinman	14,170	209,549
Directors and Executive Officers as a Group (25 in the group)	120,208	4,969,757

(3)	Figures include 516 shares, 70,000 shares, 10,137 shares, 27,634 shares, 3,453,179 shares, and 1,114 shares, owned by the immediate family members or trusts of Mr. Hochschwender, Mr. Neu, Mr. Porteous, Mr. Sit, Mr. Steinour, and Mr. Torgow, respectively; 11,076 shares held jointly by Ms. Crane and her spouse; 397,443 shares owned jointly by Mr. Porteous and his spouse; and 152,572 shares held indirectly by Mr. Sit through Sit Investment Associates.
(4)	Figures include the following shares of common stock held as of February 14, 2024, in Huntington’s deferred compensation plans for Directors, including a legacy FirstMerit Corporation plan: 19,210 shares for Ms. Cotton, 73,828 shares for Ms. Crane, 35,194 shares for Ms. France, 74,753 shares for Mr. Hochschwender, 30,149 for Mr. Inglis, 2,296 shares for Mr. King, 3,950 shares for Ms. Kline, 215,529 shares for Mr. Neu, 34,930 shares for Mr. Phelan, 121,743 shares for Mr. Porteous, 25,331 shares for Mr. Sit, and 4,714 shares for Mr. Tate. Figures also include the following shares of common stock held as of February 14, 2024, in certain of Huntington’s deferred compensation plans for colleagues, which include the 401(k) Plan, the Huntington Supplemental Plan, and the TCF Supplemental Plan: 7,439 shares for Mr. Heller, 327 shares for Mr. Kleinman, 137,823 shares for Mr. Steinour, and 169,353 shares for all executive officers as a group.
(5)	Figures in this column for Mr. Steinour and all executive officers as a group are shares held in the EDCP, for which the executive officers have vested ownership interests but do not have the power to vote or dispose of the shares, or the right to acquire such shares within 60 days. Prior to the distribution of shares from this plan to the participants, voting for the shares allocated to the accounts of participants is directed by the Company.
(6)	Figures in this column for the Directors consist of the vested deferred stock units granted to the Directors. These deferred stock units will be settled in shares of common stock six months following separation from service or one year from the date of grant, whichever is later.

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Security Ownership of Certain Beneficial Owners

As of December 31, 2023, we knew of no person who was the beneficial owner of more than 5% of our outstanding shares of common stock, except as follows:

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Class
The Vanguard Group, Inc.(1) 100 Vanguard Boulevard Malvern, PA 19355	171,788,581	11.86%
BlackRock, Inc.(2) 50 Hudson Yards New York, NY 10001	132,184,342	9.1%
State Street Corporation(3) State Street Financial Center 1 Congress Street, Suite 1 Boston, MA 02114	82,092,547	5.67%

(1)	This information is based on a Schedule 13-G/A filed by The Vanguard Group, Inc. on February 13, 2024. The Vanguard Group, Inc. has shared voting power for 1,873,274 of the shares, sole dispositive power for 165,354,901 of the shares, and shared dispositive power for 6,433,680 of the shares. These shares were acquired and are held by The Vanguard Group, Inc. in the ordinary course of business.
(2)	This information is based on an amendment to Schedule 13-G/A filed by BlackRock, Inc. on January 24, 2024. BlackRock, Inc. has sole voting power for 121,186,326 of the shares and sole dispositive power for all the shares. These shares were acquired and are held by BlackRock, Inc. in the ordinary course of business.
(3)	This information is based on a Schedule 13-G/A filed by State Street Corporation on January 29, 2024. State Street Corporation has shared voting power for 9,088,754 of the shares and shared dispositive power for 81,997,246 of the shares. These shares were acquired and are held by State Street Corporation in the ordinary course of business.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, officers, and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership of our common stock with the SEC. Based on the information available to us during the fiscal year ended December 31, 2023, we believe that all applicable Section 16(a) reports were timely filed, except for one Form 4 for each of Rafael Diaz-Granados and Chris Inglis reporting a grant of deferred stock units, which were filed late due to an administrative error.

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Additional Management Proposal

Proposal 4      Approval of the 2024 Long-Term Incentive Plan

The Board is asking shareholders to approve the 2024 Long-Term Incentive Plan (the “2024 Plan”). Long-term incentives are a critical component of our pay for performance compensation philosophy. Equity grants are intended to reward colleagues for long-term sustained performance that is aligned with shareholder interests. Equity grants also support our strong culture of significant stock ownership.

The Board approved the 2024 Plan for grants of stock options, restricted stock, RSUs, SARs, deferred stock units, long-term performance awards and other incentive awards. The 2024 Plan was adopted in January 2024, subject to shareholder approval.

Approval of the 2024 Plan is needed to replenish the pool of shares we have for granting stock-based compensation to executives, other colleagues, non-employee Directors, and consultants. If shareholder approval is not obtained, Huntington will not be able to grant equity awards after the shares authorized and reserved for issuance under the existing 2018 Plan are depleted.

The 2024 Plan is being submitted to the shareholders for approval in order to comply with the applicable requirements of The Nasdaq Stock Market, Inc. Shareholder approval is also necessary under the federal income tax rules with respect to the qualification of ISOs.

Huntington believes that its equity based compensation plans have made a significant contribution to its success in attracting and retaining key employees and Directors.

The Board recommends that you vote FOR the 2024 Plan.

The Board recommends a vote FOR the approval of the 2024 Long-Term Incentive Plan.

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Approval of the 2024 Long-Term Incentive Plan

Consistent with the 2018 Plan, the 2024 Plan incorporates key corporate governance practices:

Minimum Vesting Requirements — awards may not begin to vest before the first anniversary of grant and may not fully vest until the third anniversary of grant, except that such awards may fully vest earlier than three years in certain extraordinary circumstances discussed in the 2024 Plan; also, the HRCC may provide for the grant of awards that become fully vested earlier than mandated in such other circumstances that the Committee believes to be in our best interest with respect to awards representing no more than 5% of shares available for grants (subject to adjustment) under the 2024 Plan;

“Double trigger” Change in Control Vesting — the 2024 Plan requires a “double trigger” for accelerated vesting of awards in the event of a change in control;

No Repricing without Shareholder Approval — the price of any option may not be altered or repriced, whether through amendment, exchange, cancellation and replacement, taking any action that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the shares of Huntington stock are traded, or any other means, without shareholder approval;

No Cash Buyout without Shareholder Approval — cash buyouts or cancellations of outstanding stock options and SARs in exchange for cash or shares where the option price exceeds the fair market value of the shares are prohibited without shareholder approval;

Fair Market Value Stock Options — stock options and SARs must be granted at not less than 100% of the fair market value on the date of grant;

No Reload Options — reload options are not permitted;

No Current Dividends on Awards — no ability of participants to receive current dividend payments with respect to any stock option or SAR until the participant has acquired the underlying shares by exercising vested awards, and no ability of participants to receive current dividend payments with respect to any restricted stock, RSUs, deferred stock units, and other incentive-based awards, and performance-based awards, unless and until the shares underlying such awards have become both vested and payable, at which time accumulated dividends will become both vested and payable too;

Robust Forfeiture Provisions — forfeiture provisions enable the HRCC to cancel awards and/or to require payback of any gains/awards which are tainted by accounting restatements or misconduct of the participant;

No Liberal Share Counting — liberal share counting is not permitted. Provided, however, awards payable and settled solely in cash shall not reduce the number of shares available for awards under the 2024 Plan.;

Reasonable Expected Share Pool Life — internal modeling suggests our share pool will last approximately 3 to 4 years based on reasonable assumptions;

Sensible Potential Shareholder Dilution — the overall cumulative potential dilution to shareholders of current outstanding awards and the shares made available for grant under the 2024 Plan is approximately 5.97% of common shares outstanding; further, the annual rate at which we grant equity from existing plans has been reasonable (.77% of common shares outstanding on a three-year average basis as of December 31, 2023); and

Independent Administration — it is administered by a committee of independent Directors.

Purposes of the 2024 Plan

When first approved by shareholders, the 2018 Plan reserved for issuance a maximum aggregate number of shares of common stock equal to the sum of (i) thirty million (30,000,000) plus (ii) the number of shares authorized but not issued or subject to awards under the prior plan. The 2024 Plan reserves for issuance a maximum aggregate number of shares of Huntington’s common stock equal to the sum of (i) thirty-two million three hundred thousand (32,300,000) shares, plus (ii) the number of shares that are authorized, but not issued or subject to outstanding awards under the 2018 Plan as of the date of approval of the 2024 Plan by the shareholders. Shares available for issuance under the 2024 Plan will be reduced by the number of shares covered by all awards granted under the 2024 Plan, on a one-for-one basis. As of March 1, 2024, after annual award grants were made to certain eligible participants, there remained approximately six million five hundred thousand (6,500,000) shares available for issuance under the 2018 Plan. Huntington expects that the shares remaining available under the 2018 Plan will not be sufficient for Huntington to award annual equity grants to its colleagues in 2024. Approval of the 2024 Plan is necessary to enable Huntington to continue to utilize equity awards to attract and retain key talent. Huntington also believes a sufficient reserve of shares is necessary to attract and retain key employees. The 2024 Plan also clarifies certain other administrative practices.

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The 2024 Plan is designed to provide Huntington flexibility in its ability to motivate, attract, and retain the services of participants who make significant contributions to Huntington’s success and creation of shareholder value. Additional objectives of the 2024 Plan are to:

help optimize the profitability and growth of Huntington through stock-based incentives which are consistent with Huntington’s objectives and which align the interests of the participants to those of the shareholders;
induce participants to strive for the highest level of performance; and
promote teamwork.

Additional Information About the 2024 Plan

The information about the 2024 Plan which follows is subject to, and qualified in its entirety by reference to, the 2024 Plan document, which is attached to this Proxy Statement as Appendix B. We urge you to carefully read the 2024 Plan document in its entirety.

The 2024 Plan reserves for issuance a maximum aggregate number of shares of Huntington’s common stock equal to the sum of (i) thirty-two million three hundred thousand (32,300,000), plus (ii) the number of shares that are  authorized, but not issued or subject to outstanding awards under the 2018 Plan as of the date of approval of the 2018 Plan by the shareholders. As of March 1, 2024, under the current authorization, there are approximately six million five hundred thousand (6,500,000) shares of common stock previously authorized and approved for issuance under the 2018 Plan are not subject to outstanding awards and remain available for grant as equity-based awards under the 2018 Plan. The shares remaining under the 2018 Plan would be incorporated into the 2024 Plan and would be reduced by the full number of shares covered by all awards; accordingly, the total number of shares available for awards upon approval of the 2024 Plan would be no more than approximately thirty-eight million eight hundred thousand (38,800,000). This amount is equal to approximately 2.67% of Huntington’s shares outstanding, with a market value of approximately $500,000,000 as of March 1, 2024. Any shares issued under the 2024 Plan may be authorized and unissued shares, shares purchased in the open market, or shares held in treasury stock. Upon shareholder approval of the 2024 Plan, no additional awards will be made under the 2018 Plan. Awards settled solely in cash shall not reduce the number of shares available for Awards.

The following table sets forth information about Huntington common stock authorized for issuance under our existing equity compensation plans as of March 1, 2024:

Number of Common Stock to be Issued upon Exercise of Outstanding Stock Options under All Equity Compensation Plans(1)(2)	Weighted-Average Exercise Price (3)	Weighted-Average Remaining Term	Number of Full Value Awards Outstanding under All Equity Compensation Plans(4)	Number of Shares Available for Grant under All Equity Compensation Plans (5)
12,762,690	$12.62	4.8 years	35,301,587	6,533,291

(1) All equity compensation plan authorizations for shares of common stock provide for the number of shares to be adjusted for stock splits, stock dividends, and other changes in capitalization. The 401(k) Plan, a broad-based plan qualified under Internal Revenue Code Section 401(a) which includes Huntington common stock as one of a number of investment options available to participants, is excluded from the table.

(2) The numbers in this column reflect shares of common stock to be issued upon exercise of outstanding stock options. The Company does not have any SARs outstanding.

(3) The weighted-average exercise price in this column is based on outstanding options and does not take into account unvested awards of restricted stock awards, restricted stock units and performance share units and unreleased deferred share units as these awards do not have an exercise price.

(4) “Full Value Awards” includes RSUs, RSAs, PSUs, and unreleased DSUs.

(5) The number of shares does not include shares of common stock to be issued under the following compensation plans: the EDCP, which provides senior officers designated by the HRCC the opportunity to defer up to 90% of base salary, annual bonus compensation and certain equity awards, and up to 90% of long-term incentive awards; the Huntington Supplemental Plan (now frozen) under which voluntary participant contributions were made by payroll deduction and may be used to purchase shares; the Director Deferred Compensation Plan under which directors may defer their director compensation and such amounts may be invested in shares of common stock; and the Deferred Compensation Plan for directors (now inactive) under which directors of selected subsidiaries may defer their director compensation and such amounts may be invested in shares of Huntington common stock. These plans do not contain a limit on the number of shares that may be issued under them.

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Administration. The HRCC will administer the 2024 Plan. The HRCC shall have full power to:

select the participants;
determine the sizes and types of awards;
determine the terms and conditions of awards (which need not be consistent among participants);
construe and interpret the 2024 Plan and any agreement or instrument entered into under the 2024 Plan;
establish, amend, or waive rules and regulations for the 2024 Plan’s administration;
require a participant to make any representations or agreements that the HRCC deems necessary or advisable to comply with or qualify for advantageous treatment under applicable securities, tax, or other laws; and
amend the terms and conditions of any outstanding award to the extent such terms and conditions are within the discretion of the HRCC as provided in the 2024 Plan.

The HRCC may correct any defect, supply any omission, or reconcile any inconsistency in the 2024 Plan or any award in the manner and to the extent it shall deem desirable to carry the 2024 Plan into effect. Further, the HRCC shall make all other determinations which may be necessary or advisable for the administration of the 2024 Plan.

Limitations on Awards

The maximum aggregate number of shares which may be subject to options and SAR awards (whether settled in cash, shares, or a combination thereof), on a combined basis, to any participant shall be 10 million shares over any five-year period.
The maximum aggregate cash equivalent value of all awards of restricted stock, RSUs, and deferred stock units, on a combined basis, that may be granted to any participant for any calendar year is $12 million.
The maximum aggregate cash or cash equivalent value of any other stock-based awards made under the 2024 Plan to any participant for any calendar year is $12 million.
The maximum aggregate cash or cash equivalent value of a long-term performance award for any participant is $12 million at the date of grant.
The maximum aggregate cash equivalent value of awards granted to non-employee Directors during the term of the 2024 Plan is $10 million.

Minimum Vesting Condition. Any award granted under the 2024 Plan must not vest before the first anniversary of the date of grant and have a minimum vesting period of not less than three years. However, such awards may vest earlier than three years in extraordinary circumstances discussed in the 2024 Plan, and up to 5% of all shares available for grants of awards granted under the 2024 Plan may have vesting periods of less than such mandated time-periods. Notwithstanding the foregoing, each grant or sale of deferred stock will be subject to a deferral period of not less than one year, as determined by the HRCC at the date of grant.

Eligibility. Persons eligible to participate in the 2024 Plan are any employee, and any non-employee Director, and any consultant of Huntington or its subsidiaries. As of December 31, 2023, Huntington and its subsidiaries had approximately 19,956 colleagues and 13 non-employee Directors who could be eligible to participate in the 2024 Plan. Participants are selected by the HRCC, which also administers the 2024 Plan. Although there can be no assurance as to the number of participants selected by the HRCC, the HRCC approved equity awards under the 2018 Plan for 2,321 colleagues in 2023. Colleagues are eligible to receive all types of awards under the 2024 Plan. Non-employee Directors and consultants are eligible to receive all types of awards under the 2024 Plan other than ISOs.

Types of Awards. Each award will be evidenced by a written award agreement setting forth the applicable terms and provisions. The types of the awards that may be granted under the 2024 Plan are described below.

Stock Options. Grants of stock options are subject to the following restrictions and limitations:

The HRCC may not grant an option to a participant if the sum of the number of shares then subject to all options held by such participant plus the shares then owned or deemed to be owned under the Code by such participant would constitute more than 10% of the total combined voting power of all of our classes of stock.
The HRCC may not grant ISOs to any colleague if the aggregate fair market value of shares underlying all ISO granted under any of our plans exercisable for the first time by such colleague during any calendar year exceeds $100,000. Any excess will be deemed a non-qualified stock option.
The option price for each grant must be at least 100% of the fair market value of a share of our common stock on the date the option is granted; provided, however, that in the case of a 10% share owner receiving an ISO, the exercise price of the ISO shall not be less than one 110% of the fair market value of a share on the date the option is granted. Generally, the fair market value of a share on any given date will be the closing price for which a share was sold on The Nasdaq Stock Market on that date.
No option may be exercisable on or after the tenth anniversary date of its grant.
Reload options are not permitted under the 2024 Plan.
Dividends or dividend equivalents may not be paid with respect to any option. Dividends will be paid only on the shares that a participant has acquired by exercising vested options.

The HRCC may provide that if a participant has not exercised an option the day before the option would expire, and the fair market value

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of shares underlying such option exceed, the exercise price, such option shall be automatically exercised immediately before it would otherwise expire.

If shares acquired upon exercise of ISOs are disposed of by a participant prior to either two years from the date of grant or one year from the date of exercise, or otherwise in a “disqualifying disposition” under the Code, the participant must notify Huntington in writing. Further, in such event, the participant will also cooperate with respect to any tax withholding obligations resulting from such disqualifying disposition.

Restricted Stock Awards. Each restricted stock agreement will specify the number of restricted shares granted, the period of restriction, and such other provisions as the HRCC may determine. Other restrictions the HRCC may impose include a stipulated purchase price, restrictions based upon achievement of specific performance objectives (corporate wide, business, and/or individual), qualifying performance criteria, a performance cycle, any time-based restrictions, and/or any restrictions under applicable federal or state securities laws.

At the HRCC’s discretion, during the period of restriction, participants may exercise full voting rights with respect to the restricted shares and may be credited with regular cash dividends paid on such shares. Such dividends may not be paid currently and instead may either be accrued as contingent cash obligations or converted into additional shares of restricted stock, subject to the same vesting conditions as the original grant and upon such terms as the HRCC establishes. Shares of restricted stock will become freely transferable by the participant after the last day of the applicable period of restriction.

RSUs. Each RSU agreement will specify the number of RSUs granted, the form of payment of the RSU, the period of restriction, and such other provisions as the HRCC may determine. Other restrictions the HRCC may impose include a stipulated purchase price, restrictions based upon achievement of specific performance objectives (corporate wide, business, and/or individual), qualifying performance criteria, a performance cycle, time-based restrictions, and/or any restrictions under applicable federal or state securities laws.

Prior to the distribution of shares (if any) under an RSU, participants holding RSUs may not exercise any voting rights and will not be entitled to any dividends or dividend equivalents with respect to the RSUs, unless otherwise determined by the HRCC in its discretion. If dividend equivalents are awarded with respect to RSUs, such dividend equivalents may not be paid currently and instead may either be accrued as contingent cash obligations or be converted into additional RSUs, subject to the same vesting conditions as the original grant and upon such terms as the HRCC establishes. Participants have no right to transfer any rights with respect to RSUs during the period of restriction.

SARs. A SAR will represent a right to receive a payment in cash, shares, or a combination thereof, equal to the excess of the fair market value of a specified number of shares on the date the SAR is exercised over an amount which will be no less than the fair market value on the date the SAR was granted (or the option price for SARs granted in tandem with an option).

SARs granted in tandem with the grant of a stock option may be exercised for all or part of the shares subject to the related option upon the surrender of the right to exercise the equivalent portion of the related option. SARs granted in tandem with the grant of a stock option may be exercised only with respect to the shares for which the related option is then exercisable.

With respect to SARs granted in tandem with an ISO, such SAR will expire no later than the expiration of the underlying ISO. In addition, the value of the payout with respect to such SAR may be for no more than 100% of the difference between the exercise price for the underlying option and the fair market value of the shares subject to the option at the time the SAR is exercised. SARs granted independently from the grant of a stock option may be exercised upon the terms and conditions stated in the applicable award agreement. Participants shall not be entitled to any dividends or dividend equivalents with respect to any SAR. Participants will be paid dividends only on shares that they have acquired by exercising vested SARs.

Deferred Stock Units. Each deferred stock unit grant or sale will constitute the agreement by Huntington to deliver shares to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the deferral periods as the HRCC may specify. Each such grant or sale may be made without additional consideration or in consideration of a payment that is less than the fair market value of the shares on the date of grant.

During the deferral period, the participant will have no rights of ownership in the shares of deferred stock units and will have no right to vote them. The HRCC may, at or after the date of grant, authorize payment of dividend equivalents on any shares underlying deferred stock units during the deferral period. If dividend equivalents are awarded with respect to shares underlying deferred stock units, such dividend equivalents may not be paid currently and instead may either be accrued as contingent cash obligations or converted to shares of additional deferred stock units subject to the same vesting conditions as the original grant and upon such other terms as the HRCC establishes.

Other Incentive Awards. The HRCC may from time to time grant other incentive awards, including shares and other awards under the 2024 Plan that are valued in whole or in part by reference to, or are otherwise based upon shares and payable in cash, shares, or a combination of cash and shares. The  HRCC, in its sole discretion, shall determine the terms and conditions of such awards, which shall be consistent with the terms and purposes of the 2024 Plan, including the minimum vesting requirements and the prohibitions on the current payments of any dividends or dividend equivalents with respect to such awards.

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Long-Term Performance Awards. Long-term performance awards may be in the form of shares and/or cash in amounts and upon terms as determined by the HRCC. The HRCC will set performance objectives which, depending upon the extent to which they are met, will determine the number of shares and/or value of long-term performance awards that will be paid to a participant. The HRCC will establish performance cycles, which are no less than one year, for each award and may impose other conditions and restrictions, including restrictions based upon achievement of specific performance objectives (corporate wide, business, and/or individual), qualifying performance criteria, any time-based restrictions, or any restrictions under applicable federal or state securities laws.

For any performance cycle, the HRCC may authorize payment of dividend equivalents on any shares of underlying performance awards. Such dividend equivalents may not be paid currently and instead shall either be accrued as contingent cash obligations or be converted into shares subject to the same performance-based conditions as the original grant of performance awards and upon such other terms as the HRCC establishes. No dividend equivalents may be paid on any shares underlying performance awards that failed to vest or that have been forfeited by the participant. After the end of a performance cycle, the participant will be entitled to receive payments of the amount of shares and/or cash earned by the participant over the performance cycle; provided, however, that except in the case of a change in control, the HRCC has the discretion to reduce or eliminate an award that would otherwise be payable based on the HRCC’s evaluation of all facts and circumstances. Payment of awards will be made in the form of cash or in shares of common stock, or in a combination thereof which have an aggregate fair market value equal to the value of the earned award at the close of the cycle. The HRCC may place restrictions on shares of common stock awarded. Except in the case of a change in control, a participant must remain employed by Huntington until the date of payment in order to be entitled to a payment of a long-term performance award unless the HRCC, in its discretion, provides for a partial or full payment to a participant who is not employed at the time of payment.

Restrictions on Transfer. In general, no award granted under the 2024 Plan may be sold, transferred, pledged, assigned, or otherwise alienated, other than by will or by the laws of descent and distribution.

Change in Control. Except as otherwise provided in the 2024 Plan, any award agreement or any employment agreement between Huntington and a participant, upon a change in control all outstanding awards which are subject to a period of restriction or are not fully vested, shall become fully exercisable and all restrictions thereon shall terminate if:

within 12 months after a change in control of the company occurs, the participant’s service has been terminated by the Company (provided that such termination is for a reason other than for cause); or
(1) the Company previously terminated the participant’s service without cause during the 12-month period before the change in control was consummated but after a third party or the Company had taken steps reasonably calculated to effect a change in control, and (2) it is reasonably demonstrated by the participant that such termination of service was in connection with or in anticipation of a change in control.

In addition, the HRCC may determine and provide through an award agreement, or other means, the treatment of partially completed performance cycles (if any) for any awards outstanding upon a change in control. Further, the HRCC, as constituted before such change in control, is authorized, and has sole discretion, as to any award, either at the time such award is granted hereunder or any time thereafter, to take any one or more of the following actions: (i) provide for the cancellation of any option or SAR for an amount of cash equal to the difference between the exercise price and the then fair market value of the shares covered thereby had such option or SAR been currently exercisable, but only upon prior approval of the Company’s shareholders of such action; (ii) make such adjustment to any such award then outstanding as the HRCC deems appropriate to reflect such change in control; or (iii) cause any such award then outstanding to be assumed, by the acquiring or surviving corporation, after such change in control.

Performance-Based Awards

The HRCC will establish the “qualifying performance criteria” applicable to the performance cycle for each designated covered colleague. For purposes of the 2024 Plan, “qualifying performance criteria” will be any of the following performance criteria:

(a) revenue and income measures (which include sales, revenues, net income, earnings per share, non-interest income to total revenue ratio, non-interest income growth, interest income, net operating profit, interest income, pre-tax pre-provision (pre-tax income on a tax equivalent basis adjusted for provision expense, security gains and losses, and amortization of intangibles), adjusted net income after capital charges, economic value added, and earnings before interest, taxes, depreciation and amortization);

(b) expense and efficiency measures (which include “efficiency ratio” (the ratio of total non-interest operating expenses (less amortization of intangibles) divided by total revenues (less net security gains)), net interest margin, gross margins, operating margins, net-income margins, non-interest expense, and operating efficiencies);

(c) operating measures (which include productivity ratios, loan growth, deposit growth, customer profitability, and market share);

(d) return measures (which include return on average equity, tangible common equity or return on tangible common equity, return on average assets, return on capital (actual or targeted), share price, share price growth, and total shareholder return);

(e) credit quality measures (which include non-performing asset ratio, net charge-off ratio, and reserve coverage of non-performing loans);

(f) leverage measures (which include debt-to-equity ratio and net debt);

(g) risk measures (which include interest-sensitivity gap levels, regulatory compliance, satisfactory audit results, maintenance of

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required common equity levels (including common equity tier 1 levels), and financial ratings);

(h) achievement of balance sheet, income statement, or cash-flow statement objectives;

(i) achievement of strategic objectives, goals, or milestones (which include customer satisfaction and employee satisfaction survey results);

(j) technology or innovation goals or objectives;

(k) consummation of acquisitions, dispositions, projects, or other specific events or transactions;

(l) acquisition integration or disposition management goals or objectives;

(m) product, customer, or market-related objectives (including product revenues, revenue mix, product growth, customer growth, number or type of customer relationships, customer satisfaction, cross-selling goals, associate satisfaction, market share, and branding); and

(n) any other objective goals established by the HRCC.

Qualifying performance criteria may be expressed in terms of (i) attaining a specified absolute level of the criteria, or (ii) a percentage increase or decrease in the criteria compared to a pre-established target, previous years’ results, or a designated market index or comparison group, all as determined by the HRCC. Qualifying performance criteria also may be expressed in the form of a “multiplier” that may be a number or percentage that is to be multiplied by the amount otherwise payable under an award in order to calculate the total amount payable under an award. The value of such multiplier will be determined by satisfaction of performance goals related to the qualifying performance criteria.  The qualifying performance criteria may be measured on an absolute basis or relative to an established target, to previous year or other comparable period or periods’ results, to a designated comparison group or groups, or to one or more designated external or internal indices or benchmarks, and may be applied either to the company as a whole or to a business unit or subsidiary, in each case as determined by the HRCC. Any specific metrics listed within the categories described above are intended to be illustrative and are not intended to be construed as limitations on the more general metrics. Qualifying performance criteria may be different for different participants, as determined in the discretion of the HRCC.

In determining whether a performance goal has been met, the HRCC may include or exclude “extraordinary events” (as defined below), or any other events or occurrences of a similar nature in establishing the performance goal based on qualifying performance criteria and may consider any extraordinary event in determining whether a performance goal based on the qualifying performance criteria has been achieved.

Awards may be paid to participants only after the HRCC has certified in writing that the performance goals have been met. Extraordinary events are:

changes in tax law, GAAP, or other such laws or provisions affecting reported financial results, including unforeseen and extraordinary changes in statutes and regulations that govern the Company and its industry;
accruals or charges relating to reorganization and restructuring programs;
special gains or losses or other financial impact in connection with mergers and acquisitions involving the Company or any of its significant subsidiaries, the purchase or sale of branches or significant portions of the Company or any of its significant subsidiaries, or the sale of securities and investments of the Company;
write-downs or write-offs of assets, including intangible assets such as goodwill and MSR and valuation adjustments related to the impact of hedging (including MSR hedging);
litigation or claim matters;
expenses relating to unplanned regulatory actions;
any other significant items as discussed in Management’s Discussion and Analysis of financial condition and results of operation appearing or incorporated by reference in the Annual Report on Form 10-K filed with the SEC;
gains or losses on the early repayment of debt; or
any other unforeseen events of occurrences of a similar nature as set forth by the HRCC.

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Federal Income Tax Consequences of the 2024 Plan

The following summary describes the federal income tax consequences of awards under the 2024 Plan, generally, based on management’s understanding of current federal income tax laws. The summary does not address foreign, state, or local tax laws, and such tax laws may vary from federal income tax laws. The exact federal income tax treatment of awards under the 2024 Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.

Options and SARs. In general, a recipient of an option or SAR granted under the 2024 Plan will not have regular taxable income at the time of grant.

Upon exercise of a nonqualified stock option or SAR, the optionee generally must recognize taxable income in an amount equal to the fair market value on the date of exercise of the shares exercised, minus the exercise price. The tax basis for the shares purchased is their fair market value on the date of exercise. Any gain or loss recognized upon any later sale or other disposition of the acquired shares generally will be capital gain or loss. The character of such capital gain or loss (short-term or long-term) will depend upon the length of time that the optionee holds the shares prior to the sale or disposition.

An optionee generally will not be required to recognize any regular taxable income upon the exercise of an ISO, provided that the optionee does not dispose of the shares issued to him or her upon exercise of the option within the two-year period after the date of grant and within one year after the receipt of the shares by the optionee. The optionee will have alternative minimum taxable income in the year of exercise equal to the amount by which the fair market value of the shares on the exercise date exceeds the purchase price. An optionee will recognize ordinary taxable income upon the exercise of an ISO if such optionee uses the broker-assisted cashless exercise method. Provided the optionee does not recognize regular taxable income upon exercise, the tax basis for the shares purchased is equal to the exercise price. Upon a later sale or other disposition of the shares, the optionee must recognize long-term capital gain or ordinary taxable income, depending upon whether the optionee holds the shares for specified holding periods.

Restricted Stock. In general, a participant who receives restricted stock will not recognize taxable income upon receipt, but instead will recognize ordinary income when the shares are no longer subject to restrictions. Alternatively, unless prohibited by the HRCC, a participant may elect under section 83(b) of the Code to be taxed at the time of receipt, provided the participant provides the HRCC with ten days’ prior written notice of his or her intent to do so. In all cases, the amount of ordinary income recognized by the participant will be equal to the fair market value of the shares at the time income is recognized, less the amount of any price paid for the shares. In general, any gain recognized thereafter will be capital gain.

RSUs. In general, a participant who is awarded RSUs will not recognize taxable income upon receipt. When a participant receives payment for an award of RSUs in shares or cash, the fair market value of the shares or the amount of cash received will be taxed to the participant at ordinary income rates. However, if any shares used to pay out RSUs are nontransferable and subject to a substantial risk of forfeiture, the taxable event is deferred until either the restriction on transferability or the risk of forfeiture lapses. In such a case, a participant, unless prohibited by the HRCC, may elect under section 83(b) of the Code to be taxed at the time of receipt, provided the participant provides the HRCC with ten days’ prior written notice of his or her intent to do so. In general, any gain recognized thereafter will be capital gain.

Deferred Stock Units. In general, a participant who receives an award of deferred stock will not recognize taxable income upon receipt, but instead will be subject to tax at ordinary income rates on the fair market value of any nonrestricted stock on the date that such stock is transferred to the participant under the award, reduced by any amount paid by the participant for such stock. In general, any gain recognized thereafter will be capital gain.

Withholding Requirements. A participant may satisfy tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an award by electing to have shares withheld in an amount that does not exceed the maximum individual statutory tax withholding rate in a given jurisdiction, or such other amount that does not trigger adverse accounting treatment under ASC 718 or any successor thereto, or by delivering to us already-owned shares, having a value equal to the amount required to be withheld.

Potential Tax Deduction Limits. We generally will be entitled to a tax deduction in connection with an award made under the 2024 Plan only to the extent that the participant recognizes ordinary income from the award. Code Section 162(m) denies a deduction to any publicly traded company for compensation paid to certain “covered employees” (generally, anyone who has ever been our CEO, CFO, or one of the three highest compensated officers in any fiscal year beginning after December 31, 2016) in a taxable year to the extent that compensation paid to a covered employee exceeds $1 million. Historically, compensation paid to any covered employees that qualified as “performance-based” compensation under Code Section 162(m) could be excluded from the $1 million limit. Effective for tax years beginning after December 31, 2017, the performance-based compensation exclusion has been repealed, unless transition relief is available for written binding contracts that were in effect (and not subsequently modified) as of November 2, 2017. It is possible that compensation attributable to awards, when combined with other types of compensation paid to a covered employee, may exceed $1 million. The HRCC has also reserved the right, with respect to any award or awards, to determine that ensuring full income tax deductibility of compensation under Code Section 162(m) is not desired after consideration of the goals of our executive compensation philosophy and whether it is in our best interests to have such award so qualified.

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Code Section 409A Compliance. Code Section 409A provides that covered amounts deferred under a nonqualified deferred compensation plan are includable in the participant’s gross income to the extent not subject to a substantial risk of forfeiture and not previously included in income, unless certain requirements are met, including limitations on the timing of deferral elections and events that may trigger the distribution of deferred amounts.

Based on regulations and other guidance issued under Code Section 409A, the awards under the 2024 Plan could be affected. In general, if an award either (1) meets the requirements imposed by Code Section 409A or (2) qualifies for an exception from coverage of Code Section 409A, the tax consequences described above will continue to apply. If an award is subject to Code Section 409A and does not comply with the requirements of Code Section 409A, then amounts deferred in the current year and in previous years will become subject to immediate taxation to the participant, and the participant will be required to pay (1) a penalty equal to interest at the underpayment rate plus 1% on the tax that should have been paid on the amount of the original deferral and any related earnings and (2) in addition to any regular tax, an excise tax equal to 20% of the original deferral and any earnings credited on the deferral.

Huntington has designed the 2024 Plan so that awards are intended to either comply with, or be exempt from coverage of, Code Section 409A. Huntington intends to continue to review the terms of the 2024 Plan and may, subject to the terms of the 2024 Plan, adopt additional amendments to comply with current and additional guidance issued under Section 409A of the Code.

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Other Provisions

Nothing in the 2024 Plan limits our right to terminate any participant’s employment at any time, with or without cause, nor confers upon any participant any right to continued employment with us. The 2024 Plan does not give any participant any interest, lien, or claim against any specific asset of Huntington, and thus, the participant will have only the rights of a general unsecured creditor of Huntington. We have the right to deduct or withhold, or require the participant to remit an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required to be withheld with respect to any taxable event arising under the 2024 Plan. The participant may elect to have us withhold shares having a fair market value in an amount that does not exceed the maximum individual statutory tax rate in a given jurisdiction, or such other amount that does not trigger adverse accounting treating under ASC 718 or any successor thereto. Alternatively, the participant may deliver shares that have been held at least six months to satisfy the tax withholding obligation related to the transaction. Participants may name beneficiaries to receive his or her benefits under the 2024 Plan in case the participant dies before he or she receives such benefit.

The HRCC may permit or require a participant to defer receipt of an award which would otherwise be due the participant. In that event, the HRCC may establish procedures for payment of such deferred awards, including the payment of interest or dividend equivalents. Except following a change in control, in the event the HRCC determines that a participant has committed a serious breach of conduct (which includes, without limitation, any conduct prejudicial to or in conflict with Huntington or any securities law violations including any violations under the Sarbanes-Oxley Act of 2002) or has solicited or taken away customers or potential customers with whom the participant had contact during the participant’s employment with Huntington, the HRCC may terminate any outstanding award, in whole or in part, whether or not yet vested. In addition, if such conduct or activity occurs within three years of the exercise or payment of an award, the HRCC may require the participant or former participant to repay to us any gain realized or payment received upon exercise or payment of such award.

Except in the case of a change in control or where shareholder approval is required, the HRCC or the Board  will have the authority to alter, suspend, or terminate the 2024 Plan in whole or in part at any time. Shareholder approval is required to change the stated maximum limits on shares and cash awards, change the minimum option price of an option, change the eligible participants, or reprice or alter the option price of stock options or SARs, or buy out or cancel in exchange for cash stock options or SARs when the option price exceeds the fair market value of the underlying shares.

It is not possible to state in advance the exact number, types, or values of awards that may be made or the identity of the colleagues and Directors who may receive awards under the 2024 Plan. Any actual awards, however, which are made to our NEOs and Directors will be reported as required in our future proxy statements.

A vote in favor of adopting the 2024 Plan will constitute approval of all terms of the 2024 Plan, including the adoption of all qualifying performance criteria identified above, the eligible colleagues, and the maximum award payable to a participant.

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Equity Compensation Plan Information

The following table sets forth information about Huntington common stock authorized for issuance under our existing equity compensation plans as of December 31, 2023.

	Number of Securities
Plan Category(1)	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (2)(3) (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (4) (b)	Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (5) (c)
Equity compensation plans approved by security holders	34,359,531	4.53	14,508,872
Equity compensation plans not approved by security holders	—	—	—
Total	34,359,531	4.53	14,508,872
(1)	All equity compensation plan authorizations for shares of common stock provide for the number of shares to be adjusted for stock splits, stock dividends, and other changes in capitalization. The 401(k) Plan, a broad-based plan qualified under Internal Revenue Code Section 401(a) which includes Huntington common stock as one of a number of investment options available to participants, is excluded from the table.
(2)	The numbers in this column (a) reflect shares of common stock to be issued upon exercise of outstanding stock options and the vesting of outstanding awards of restricted stock awards, restricted share units, and performance share units, and the release of deferred share units.
(3)	As of December 31, 2023, an additional 991,178 common shares, at a weighted-average exercise price of $7.07, are to be issued upon exercise or vesting under the TCF Incentive Plan, which was assumed in the acquisition of TCF, is no longer active, and for which Huntington has not reserved the right to make subsequent grants or awards.
(4)	The weighted-average exercise prices in this column are based on outstanding options and do not take into account unvested awards of restricted stock awards, restricted stock units and performance share units and unreleased deferred share units as these awards do not have an exercise price.
(5)	The number of shares in this column (c) reflects the number of shares remaining available for future issuance under Huntington’s 2018 Plan, excluding shares reflected in column (a). The number of shares in this column (c) does not include shares of common stock to be issued under the following compensation plans: the EDCP, which provides senior officers designated by the HRCC the opportunity to defer up to 90% of base salary, annual bonus compensation and certain equity awards, and up to 90% of long-term incentive awards; the Huntington Supplemental Plan (now frozen) under which voluntary participant contributions were made by payroll deduction and may be used to purchase shares; the Director Deferred Compensation Plan under which directors may defer their director compensation and such amounts may be invested in shares of common stock; and the Deferred Compensation Plan for directors (now inactive) under which directors of selected subsidiaries may defer their director compensation and such amounts may be invested in shares of Huntington common stock. These plans do not contain a limit on the number of shares that may be issued under them.

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General Information on Voting and the Annual Meeting

General Information on Voting and the Annual Meeting

This section provides shareholders with information on how to participate in and vote at the 2024  Annual Meeting, as well as on other topics.

We are providing this Proxy Statement in connection with the solicitation by the Board of Huntington Bancshares Incorporated, a Maryland corporation, of proxies to be voted at our 2024 Annual Meeting  of Shareholders to be held on April 17, 2024, and at any adjournment. We are sending or making this Proxy Statement available to our shareholders on or about March 7, 2024.

General Information About the Meeting

Voting Procedures

Holders of common stock at the close of business on the Record Date, are entitled to vote at the Annual Meeting. As of that date, there were 1,455,812,870 shares of common stock outstanding and entitled to vote. Holders of any series of our preferred stock are not entitled to vote.

Each holder of common stock is entitled to cast one vote (i) for each Director nominee and (ii) on each other matter submitted at the Annual Meeting, and any postponements or adjournments thereof, for each share of stock held of record at the close of business on the Record Date. The shares represented by a properly executed and submitted proxy will be voted as directed, provided we receive the proxy prior to or at the meeting. A properly executed proxy without specific voting instructions will be voted FOR each nominee listed under Proposal 1 —  Election of Directors, FOR Proposal 2 — Advisory Approval of Executive Compensation, FOR Proposal 3 — Ratification of the Appointment of Independent Registered Public Accounting Firm and FOR Proposal 4 — Approval of the Huntington Bancshares Incorporated 2024 Long-Term Incentive Plan. A properly executed and submitted proxy will also confer discretionary authority to vote on any other matter that may properly come before the meeting or any postponements or adjournments of the meeting and to otherwise represent the shareholder at the annual meeting with all powers he, she, or it would possess if personally present at the meeting.

We are not currently aware of any matters that may properly be presented other than those described in this Proxy Statement. If any matters not described in the Proxy Statement are properly presented at the meeting, the proxies may vote in their discretion on such matters. If the meeting is adjourned, the proxies can vote your common stock at the adjournment as well, unless you have revoked your proxy instructions.

You may vote by executing and returning your proxy card in the envelope provided, or by voting electronically over the internet or by telephone. Please refer to the proxy card for information on voting electronically. If you plan to attend the virtual meeting, while we encourage you to vote in advance of the meeting, you may vote during the virtual meeting at meetnow.global/MWWP7JU.

Shareholders who hold their shares in street name should refer to the voting instructions provided by their Broker.

We encourage shareholders to vote their shares over the internet or by telephone. Shareholders should also consider enrolling in electronic delivery of proxy materials. In addition to reducing our expenses, these actions help us reduce our paper usage and emissions from transportation.

If you are a colleague of Huntington or its affiliated entities and are receiving this Proxy Statement as a result of your participation in the 401(k) Plan or the TCF Supplemental Plan, you must provide voting instructions to the respective plan trustee. A proxy and instruction card have been provided so that you may instruct the trustees how to vote your shares held under these plans.

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Revoking Your Proxy

If your common stock is held in street name, you must follow the instructions of your Broker to revoke your voting instructions. If you are a holder of record and wish to revoke your proxy instructions, you must advise our Secretary in writing before the proxies vote your common stock at the meeting; deliver later dated proxy instructions that are received prior to the meeting; or attend and vote your shares at the meeting.

Expenses of Solicitation

We will pay the expenses of this proxy solicitation, including the reasonable charges and expenses of Brokers for forwarding solicitation material to their customers who are beneficial owners. In addition to soliciting proxies by mail and via the internet, Huntington colleagues, without additional compensation, may also solicit proxies by telephone, email, facsimile, letter, or in person. We have retained Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, to assist in the solicitation of proxies for a fee of $10,000 plus reimbursement of expenses.

Vote Required and Broker Voting

A quorum is required to conduct business at the annual meeting. Shareholders entitled to cast a majority of all the votes entitled to be cast at the annual meeting, present in person or by proxy, will constitute a quorum. The following table provides the vote requirement for each of this year’s proposals:

Proposal	Voting Options	Effect of Abstentions and Broker Non-Votes	Vote Required for Approval
Proposal 1: Election of Directors	FOR, AGAINST, or ABSTAIN for each Director nominee	Abstentions and Broker non-votes have no effect	The number of votes cast “for” each nominee’s election must exceed the total number of votes cast “against” such nominee’s election.*
Proposal 2: Advisory Approval of Executive Compensation	FOR, AGAINST, or ABSTAIN	Abstentions and Broker non-votes have no effect	A majority of all votes cast must be “for” this proposal.
Proposal 3: Ratification of the Appointment of Independent Registered Public Accounting Firm	FOR, AGAINST, or ABSTAIN	Abstentions have no effect	A majority of all votes cast must be “for” this proposal.
Proposal 4: Approval of the 2024 Long-Term Incentive Plan	FOR, AGAINST, or ABSTAIN	Abstentions and Broker non-votes have no effect	A majority of all votes cast must be “for” this proposal.
*	The vote of a majority of the total of votes cast for and against a nominee at a meeting at which a quorum is present is necessary for the election of a Director. Provided, however, that if, on either the date of the Company’s proxy statement for the meeting or on the date of the meeting, the number of nominees exceeds the number of Directors to be elected, the Directors shall be elected by a plurality of all the votes cast at the meeting. In the event of plurality voting, shareholders would be given the option to vote “for” or affirmatively withhold votes from nominees. In such case, the Director nominees receiving the highest number of affirmative “for” votes will be elected Directors and “withhold” votes will have no effect.

Under the laws of Maryland, our state of incorporation, abstentions and Broker non-votes are counted for purposes of determining the presence or absence of a quorum but are not counted as votes cast at the meeting. Broker non-votes occur when Brokers, who hold their customers’ shares in street name, submit proxies for such shares on some matters, but not others. Generally, this would occur when Brokers have not received any instructions from their customers. In these cases, the Brokers, as the holders of record, are permitted to vote on “routine” matters, which typically include the ratification of the independent registered public accounting firm, but not on non-routine matters. Brokers are not permitted to vote on the election of Directors or matters related to executive compensation without instructions from their customers. Broker non-votes and abstentions will have no effect on the election of any Director or the advisory approval of executive compensation  because they are not counted as votes cast at the meeting.

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Attending the Virtual Annual Meeting

You may access the annual meeting live via the internet at meetnow.global/MWWP7JU at the meeting date and time, where Huntington shareholders as of the Record Date will be able to listen to the meeting, submit questions, and vote online.

You are entitled to attend the annual meeting via the meeting website if you were a shareholder of record at the close of business on the Record Date; you held your shares beneficially in the name of a Broker as of the Record Date; or you hold a valid proxy for the annual meeting. If you were a shareholder of record at the close of business on the Record Date, you will be able to attend the annual meeting online, submit a question, and vote by visiting the annual meeting website and following the instructions on your proxy card, along with the procedures set forth below.

We expect that the vast majority of beneficial holders will be able to fully participate at our annual meeting, including the ability to submit questions and/or vote at the meeting, using the control number received with their voting instruction form or proxy card. Please note, however, that there is no guarantee this option will be available for every type of beneficial holder voting control number, and we encourage you to follow the procedures described below to ensure access to the meeting. The inability to provide this option to any or all beneficial holders shall in no way impact the validity of the annual meeting.

Beneficial holders who wish to submit questions and/or vote at the annual meeting are encouraged to visit the meeting website as soon as possible to determine whether the control number on their voting instruction form or proxy card will permit access. If your control number does not permit access or you prefer to register in advance of the annual meeting, you must obtain a signed legal proxy from your Broker giving you the right to vote the shares and submit proof of such legal proxy along with your name and email address to legalproxy@computershare.com or Computershare, Huntington Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001, no later than April 12, 2024, at 5:00 p.m., Eastern Time. You will receive a confirmation of your registration by email with instructions for accessing the Huntington annual meeting website.

Guests will also be permitted to attend the virtual annual meeting, but are not permitted to submit questions or vote. Technical assistance will be available for shareholders who experience an issue accessing the annual meeting. Contact information for technical support will appear on the annual meeting website prior to the start of the annual meeting.

Shareholders of Record

A holder of common stock may vote by proxy or at the annual meeting. If you hold your shares of common stock in your name as a holder of record, you may use one of the following methods to submit a proxy:

By telephone: by calling the toll-free number indicated on the accompanying proxy card and following the recorded instructions.
Through the internet: by visiting the website indicated on the accompanying proxy card and following the instructions.
By completing and returning the accompanying proxy card in the enclosed postage-paid envelope: the envelope requires no additional postage if mailed within the United States. If you intend to submit your proxy by mail, your completed proxy card must be received prior to the annual meeting.

We request that you vote as soon as possible so that we can be assured of a quorum.

Shares Held in Street Name

If your shares are held in street name through a Broker, you must instruct the Broker on how to vote your shares. Shareholders should refer to the voting instructions provided by their Broker to direct the voting of their shares in advance of the meeting. You may not vote your shares held in a brokerage or other account in street name by returning a proxy card directly to Huntington. Shareholders holding through a Broker who wish to vote at the annual meeting should also review the procedure previously set forth.

Submitting Questions for the Annual Meeting

Shareholders as of the Record Date may submit questions in advance of the meeting by visiting meetnow.global/MWWP7JU. Questions may also be submitted during the annual meeting via the annual meeting website. To ensure the annual meeting is conducted in a manner that is fair to all shareholders, we may exercise discretion in determining the number of questions each shareholder may submit, the order in which questions are answered, and the amount of time devoted to any one question.

We intend to answer questions pertinent to Company matters as time allows during the meeting. Questions that are substantially similar may be grouped and answered once to avoid repetition. Shareholder questions related to personal or customer matters; that are not pertinent to annual meeting matters; or that contain derogatory references to individuals, use offensive language, or are otherwise out of order or not suitable for the conduct of the annual meeting will not be addressed during the meeting.

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Proposals by Shareholders for the 2025 Annual Meeting

Shareholders wishing to submit a proposal, including nominations for directorship or items of business as part of next year’s annual meeting, should review the following table, which summarizes the process. The following table is qualified in its entirety by reference to SEC Rules 14a-8 and 14a-19 and our Bylaws.

	Proposals Submitted for Inclusion in our 2025 Proxy Statement (i.e., SEC Rule 14a-8)	Nominees and Other Proposals Outside SEC Rule 14a-8 to be Presented at the 2025 Annual Meeting (i.e., advance notice)
Type of Proposal	SEC rules permit shareholders to submit proposals to us for inclusion in our proxy statement by satisfying the requirements set forth in SEC Rule 14a-8.	Pursuant to the Company’s Bylaws, shareholders may present nominees or proposals directly at the annual meeting (and not for inclusion in the Company’s proxy statement) by satisfying the requirements set forth in our Bylaws.
When We Must Receive the Proposal*	Under SEC Rule 14a-8, the proposal typically must be received not less than 120 calendar days before the first anniversary of the date of the proxy statement released to shareholders for the prior year’s annual meeting. This means, for the 2025 Annual Meeting, no later than the close of business on November 7, 2024.	Pursuant to the Company’s Bylaws, nominations and other proposals outside SEC Rule 14a-8 typically must be received no earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the prior year’s annual meeting. This means, for the 2025 Annual Meeting, such notice must be received between October 8, 2024, and November 7, 2024.
What to Include in the Proposal	The information necessary to be in compliance with SEC Rule 14a-8; however, submission of a proposal does not guarantee inclusion within our proxy statement.	The information set forth in the Company’s Bylaws. In addition to complying with the advance notice provisions of our Bylaws, shareholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, must also comply with the additional requirements of SEC Rule 14a-19. SEC Rule 14a-19 requires, among other things, that a shareholder provide notice that includes certain information, which notice must be received by the Company’s Secretary no later than February 17, 2025, which is 60 calendar days prior to the anniversary of this year’s meeting date. Among other things, Rule 14a-19 requires the shareholder to provide a statement that he, she, or it intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of Directors in support of Director nominees other than the Company’s nominees.
Where to Send the Proposal	Huntington Bancshares Incorporated Huntington Center, 41 South High Street Columbus, Ohio 43287 Attention: Secretary
*	Should the 2025 Annual Meeting be advanced or delayed more than 30 days from the first anniversary of the date of the 2024 Annual Meeting, then alternate deadlines apply.

Recommendations for Directorship

Shareholders and other parties may also recommend candidates for directorship to be considered by the NESG Committee at any time outside our Bylaws. To do so, a written notice should be sent to the Secretary at Huntington Bancshares Incorporated, Huntington Center, 41 South High Street, Columbus, Ohio 43287. The notice should indicate the name, age, and address of the person recommended; the person’s principal occupation or employment for the last five years; other public company boards on which the person serves; whether the person would qualify as independent as the term is defined under the Marketplace Rules of The Nasdaq Stock Market; and the class and number of shares of Huntington securities owned by the person. The NESG Committee may require additional information to determine the qualifications of the person recommended. The notice should also state the name and address of, and the class and number of shares of Huntington securities owned by, the person or persons making the recommendation. Any such shareholder recommendation would be considered no differently than recommendations from any other source. There have been no material changes to the shareholder recommendation process since we last disclosed this item.

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Other Matters

Inspector of Election

We have engaged Computershare to count the shares represented by proxies and cast at the meeting online ballot and to act as Inspector of Election. A representative from Computershare will be present at the meeting.

Other Business

As of the date of this Proxy Statement, we know of no other business that may properly be brought before the meeting, or any postponements or adjournments thereof, other than procedural matters relating to the proposals described in the Notice of Annual Meeting and this Proxy Statement. Should any other matter requiring a vote of the shareholders arise, a properly submitted proxy confers upon the person or persons designated to vote the shares discretionary authority to vote the same with respect to any such other matter in the discretion of such persons and otherwise to represent the shareholder at the meeting with all powers he, she, or it would possess if personally present at the meeting.

Other Documents Available

Huntington’s 2023 Annual Report was furnished to shareholders concurrently with this Proxy Statement. Huntington’s Form 10-K for 2023 will be furnished, without charge, to Huntington shareholders upon written request to Investor Relations, Huntington Bancshares Incorporated, Huntington Center, 41 South High Street, Columbus, Ohio 43287. In addition, Huntington’s Form 10-K for 2023 and certain other reports filed with the SEC can be found on the Investor Relations pages of Huntington’s website at ir.huntington.com.

Householding

The SEC has adopted “householding” rules that permit companies and intermediaries, such as Brokers, to satisfy delivery requirements for proxy statements, notices of internet availability of proxy materials, and annual reports (collectively, “annual meeting materials”) with respect to two or more shareholders sharing the same address by delivering one copy of annual meeting materials to these shareholders. Unless we have received contrary instructions, we will deliver only one copy of the annual meeting materials to multiple security holders sharing an address.

If we sent only one set of these documents to your household and one or more of you would prefer to receive your own set, we will promptly deliver additional copies of the annual meeting materials upon request. You may contact our transfer agent, Computershare, to receive additional copies of the annual meeting materials. You may also contact Computershare if you would like to request separate copies of future annual meeting materials or if you are receiving multiple copies of annual meeting materials and you would like to request delivery of just one copy.

You may contact Computershare by telephone at 1-800-725-0674 or by mail at Computershare, PO Box 43006, Providence, RI 02940-3006. If you hold your shares in street name, please contact your Broker to request information about householding.

Forward-Looking Information

This Proxy Statement contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements, which are not historical facts and are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; deterioration in business and economic conditions, including persistent inflation, supply chain issues or labor shortages; instability in global economic conditions and geopolitical matters, as well as volatility in financial markets; the impact of pandemics, including the COVID-19 pandemic and related variants and mutations, and their impact on the global economy and financial market conditions and our business, results of operations, and financial condition; the impacts related to or resulting from recent bank failures and other volatility, including potential increased regulatory requirements and costs, such as FDIC special assessments, long-term debt requirements and heightened capital requirements, and potential impacts to macroeconomic conditions, which could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; unexpected outflows of uninsured deposits which may require us to sell investment securities at a loss; rising interest rates which could

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negatively impact the value of our portfolio of investment securities; the loss of value of our investment portfolio which could negatively impact market perceptions of us and could lead to deposit withdrawals; the effects of social media on market perceptions of us and banks generally; cybersecurity risks; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve; volatility and disruptions in global capital and credit markets; movements in interest rates; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services including those implementing our “Fair Play” banking philosophy; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, FDIC, and CFPB; and other factors that may affect the future results of Huntington.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Huntington does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

See also the other reports filed with the SEC, including discussions under the “Forward-Looking Statements” and “Risk Factors” sections of Huntington’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC and available on its website at www.sec.gov.

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The ESG-based objectives, plans, targets, goals, and commitments contained within this Proxy Statement are aspirational and considered forward-looking statements; as such, we make no guarantees or promises that they will be achieved or successfully executed. Statistics and metrics included in these disclosures are estimates and may be based on assumptions.

Information Not Incorporated into This Proxy Statement

Information contained on or accessible through our website at www.huntington.com or ir.huntington.com, including but not limited to, our various ESG reports, is not and shall not be deemed to be a part of this Proxy Statement by reference or otherwise incorporated into any other filings we make with the SEC, except to the extent we specifically incorporate such information by reference. Some of these statements and reports contain cautionary statements regarding forward-looking information that should be carefully considered. Our statements and reports about our objectives may include statistics or metrics that are estimates, make assumptions based on developing standards that may change, and provide aspirational goals that are not intended to be promises or guarantees. The statements and reports may also change at any time, and we undertake no obligation to update them, except as required by law.

Service Mark, Trademark, and Copyright Information

®, Huntington®,  Huntington®,  Huntington Welcome.®, ®, 24-Hour Grace®, Asterisk-Free Checking®, Huntington Heads Up®, Lift Local Business®, Money Scout®, and Standby Cash® are federally registered service marks of Huntington Bancshares Incorporated. ®, $50 Safety Zone®, All Day DepositSM, ChoicePaySM, Huntington ChoicePaySM, Savings Goal GetterSM, and TCF® are service marks of Huntington Bancshares Incorporated. Third-party product, service, and business names are trademarks and/or service marks of their respective owners.

©  2024 Huntington Bancshares Incorporated.

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Appendix A: Non-GAAP Reconciliation

Appendix A: Non-GAAP Reconciliation	This section includes reconciliation for the non-GAAP numbers provided within this Proxy Statement.

We believe certain non-GAAP financial measures, including adjusted return on average tangible shareholders’ equity and pre-provision net revenue, to be helpful in understanding our results of operations. In addition, certain adjustments are made to GAAP financial measures, including adjusted earnings per share, adjusted operating leverage, and adjusted pretax pre-provision earnings, which are utilized by the HRCC that reflect adjustments approved by the HRCC. The tables below provide a reconciliation to the closest GAAP financial measure. Note that some amounts may not foot due to rounding.

Adjusted EPS

($ in millions except per share amounts)	Dollar Amount	EPS
Net income applicable to Common Shares	$1,817	$1.238
Adjustments:
Net MSR losses	3
Donation expense	4
VRP and Organizational Realignment expenses	71
Sale of RPS Business, net	(49)
FDIC Special Assessment expense	214
Swaptions Impact	24
Regulatory-related expenses	30
Loan Production reduction impact	45
Impact of discretionary bonus increase	32
Tax impact of adjustments	(79)
Adjusted Net Income applicable to Common Shares	$2,112	$1.439

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Adjusted Operating Leverage

($ in millions)	2023 Actual	2022 Actual	Y/Y Change
Net Interest income	$5,439	$5,273
FTE Adjustment	42	31
FTE net interest income	5,481	5,304
Add: Loan Production Reduction Impact	48
FTE net interest income, adjusted	5,529	5,304
Noninterest Income	1,921	1,981
Less: Net gain (loss) MSR hedging	(3)	5
Less: Securities gains (loss)	(7)
Less: Gain on RPS sale, net run rate	46
Less: Loan Production reduction, fees	(38)
Less: Swaption Impact	(24)
Adjusted noninterest income	1,948	1,975
Adjusted total revenue	7,477	7,279	$198	2.72%
Noninterest expense	4,574	4,201
Less: VRP and Organizational Realignment expenses	71
Less: FDIC Special Assessment expense	214
Add: RPS Run rate expense impact	(3)
Add: Loan Production reduction, expense	(11)
Less: Regulatory related expense	30
Less: Donation expense	4
Less: Impact of discretionary bonus increase	32	—
Adjusted noninterest expense	$4,237	$4,201	$37	0.87%
Adjusted operating leverage				1.85%

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Adjusted ROTCE

($ in millions)	2023	2022	2021	2020
Average common shareholders’ equity	$16,217	$16,096	$14,569	$10,618
Less: intangible assets and goodwill	5,731	5,688	4,108	2,201
Add: Net of tax effect of intangible assets	35	47	48	44
Average tangible common shareholders’ equity (A)	10,521	10,455	10,509	8,462
Net income available to common	1,817	2,125	1,153	717
Add: amortization of intangibles	50	54	48	41
Add: deferred tax	(10)	(12)	(10)	(9)
Adjusted net income available to common (B)	$1,857	$2,167	$1,191	$749
Return on average tangible shareholders’ equity (B/A)	17.6%	20.7%	11.3%	8.9%

($ in millions)	2023	2022	2021	2020
Adjusted net income available to common (B)	$1,857	$2,167	$1,191	$749
Return on average tangible shareholders’ equity (B/A)	17.6%	20.7%	11.3%	8.9%
Add: Notable items, after tax (C)	$181	$76	$813	$—
Adjusted net income available to common (annualized) (D)	2,038	2,243	2,004	749
Adjusted return on average tangible shareholders’ equity (D/A)	19.4%	21.5%	19.1%	8.9%

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Pre-Provision Net Revenue (PPNR)

($ in millions)	2023	2022	Y/Y Change
FTE net interest Income	$5,481	$5,304
Add: Loan Production reduction impact	48	—
FTE net interest income, adjusted	5,529	5,304
Noninterest income	1,921	1,981
Less: Net gain (loss) MSR hedging	(3)
Less: Gain on RPS sale, net run rate	46
Add: Loan Production reduction, fees	(38)
Less: Swaption Impact	(24)
Noninterest income, adjusted	1,941
Adjusted total revenue (a)	$7,470	$7,284
Noninterest expense	4,574	4,201
Less: VRP and Organizational Realignment expenses	71
Less: FDIC Special Assessment expense	214
Add: RPS Run rate expense impact	(3)
Add: Loan Production reduction, expense	(11)
Less: Regulatory related expense	30
Less: Donation expense	4
Less: Impact of discretionary bonus increase	32
Adjusted Noninterest expense(b)	4,237	4,201
Pretax PPNR, adjusted (a-b)	$3,233	$3,084	4.8%

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Appendix B: Huntington Bancshares Incorporated 2024 Long-Term Incentive Plan

Article 1. Establishment, Effective Date, and Term
1.1	ESTABLISHMENT OF THE PLAN. Huntington Bancshares Incorporated, a Maryland corporation, has established this new long-term incentive compensation plan, subject to the approval of the Corporation’s shareholders, to permit the grant of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Deferred Stock Units, and Long-Term Performance Awards and other incentive Awards. This new plan is called the “Huntington Bancshares Incorporated 2024 Long-Term Incentive Plan” (the “Plan”).
1.2	EFFECTIVE DATE. This Plan, if approved by the majority of votes cast by the Corporation’s shareholders at the 2024 annual meeting shall become effective on the date of approval by the shareholders at the 2024 annual meeting with respect to Awards granted on or after such date (the “Effective Date”). If so approved by the majority of votes cast by the Corporation’s shareholders, the Plan shall continue to serve as the successor to the Prior Plan; provided however, that all Awards under the Prior Plan and any other predecessor plan outstanding on the Effective Date shall continue in full force and effect in accordance with their terms, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of those Prior Plan or other predecessor plan Awards with respect to their acquisition of Shares thereunder. The Plan shall remain in effect as provided in Article 1.4 herein. No Awards will be made under the Plan unless shareholder approval is obtained. Instead, Awards will be granted under the terms of the Prior Plan.
1.3	OBJECTIVES OF THE PLAN. The objectives of the Plan are to help optimize the profitability and growth of the Corporation through stock-based incentives which are consistent with the Corporation’s objectives and which link the interests of Participants to those of the Corporation’s shareholders; to induce Participants to strive for the highest level of performance; and to promote teamwork among Participants. The Plan is further intended to provide flexibility to the Corporation in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Corporation’s success and the creation of shareholder value and to allow Participants to share in the success of the Corporation.
1.4	DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Article 1.2 herein, and shall remain in effect, subject to the right of the Board of Directors (“Board”), or a Committee delegated by the Board, to amend or terminate the Plan at any time pursuant to Article 18 herein. However, in no event may an Award be granted under the Plan on or after December 31, 2033.

Article 2. Definitions of Terms

As used in the Plan, the following words shall have the meanings stated after them, unless otherwise specifically provided. In the Plan, words used in the singular shall include the plural, and words used in the plural shall include the singular. The gender of words used in this Plan shall include whatever may be appropriate under any particular circumstances.

2.1	“AWARD” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Deferred Stock Units, Long-Term Performance Awards, or other incentive Awards described in Section 10.7 of the Plan.
2.2	“AWARD AGREEMENT” means a written or electronic statement or agreement prepared by the Corporation setting forth the terms and provisions applicable to Awards granted under this Plan.
2.3	“BENEFICIAL OWNER” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.
2.4	“BOARD” OR “BOARD OF DIRECTORS” means the Board of Directors of Huntington Bancshares Incorporated.
2.5	“CAUSE” unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement, shall be as defined in any employment agreement between the Corporation and a Participant; provided however, that if there is no such employment agreement, “Cause” means any of the following:

(a)	The Participant shall have been charged with a felony or committed an intentional act of gross misconduct, moral turpitude, fraud, embezzlement, theft, dishonesty, misappropriation, or criminal conduct, and the Corporation shall have determined that such act is materially harmful to the Corporation;
(b)	Any federal or state governmental or regulatory body having regulatory authority over the business of the Corporation (i) entered any order against the Participant, or (ii) ordered or directed the Corporation to terminate or suspend the Participant’s employment; or

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(c)	After being notified in writing by the Corporation to cease any particular activity, the Participant shall have continued such activity and the Corporation shall have determined that such act is materially harmful to the Corporation; or
(d)	The Participant has acted during the course of (i) the Participant’s employment or (ii) the Participant’s separation of employment in a manner that the Corporation, as determined pursuant to its policies and procedures, this Plan, an Award Agreement, and/or any other written agreement between the Participant and the Corporation, has deemed not to be in the best interest of the Corporation and/or in furtherance of the colleague’s job responsibilities.

2.6	“CHANGE IN CONTROL” means, with respect to the Corporation, the occurrence of any of the following:

(a)	Any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (“the Exchange Act”) as in effect as of the date of this Plan) becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation’s then-outstanding securities entitled to vote generally in the election of directors (“voting securities”); provided, however, that, for purposes of this Section 2.6, the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Corporation, (ii) any acquisition by the Corporation, or (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation of any of its Subsidiaries;
(b)	Individuals who, as of the Effective Date, constitute the Board of Directors of the Corporation (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that, any individual becoming a director subsequent to the date hereof whose election, or nomination for election, was approved by a vote of at least a majority of the directors comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;
(c)	The consummation of a merger, statutory share exchange, consolidation or similar corporate transaction involving the Corporation, other than any such transaction in which the voting securities of the Corporation immediately prior to the transaction continue to represent (either by remaining outstanding or being converted into securities of the “surviving entity,” which for purposes of this Agreement shall include the corporation or other entity resulting from such transaction and/or the corporation or other entity that, as a result of the transaction, owns the Corporation or all or substantially all of the Corporation’s assets, either directly or indirectly) more than 50% of the combined voting power of the Corporation or surviving entity resulting from such transaction immediately after the transaction with another entity;
(d)	consummation of a sale, exchange, lease, mortgage, pledge, transfer, or other disposition (in a single transaction or a series of related transactions) of all or substantially all of the assets of the Corporation which shall include, without limitation, the sale of assets or earning power aggregating more than 50% of the assets or earning power of the Corporation on a consolidated basis, other than any such transaction in which a majority of the voting securities of the surviving entity are, immediately following consummation of such transaction, beneficially owned by the individuals and entities that were the beneficial owners of the Corporation’s voting securities immediately prior to the transaction;
(e)	The consummation of a liquidation or dissolution of the Corporation;
(f)	The consummation of a reorganization, reverse stock split, or recapitalization of the Corporation which would result in any of the foregoing; or
(g)	The consummation of a transaction or series of related transactions having, directly or indirectly, the same effect as any of the foregoing.

Notwithstanding the foregoing, if the payment of any Award may be considered “deferred compensation” under Code Section 409A, and the payment of such Award is triggered by a Change in Control, the events described above shall not constitute a Change in Control unless they constitute a change in ownership or effective control of the Corporation, or a change in the ownership of a substantial portion of the assets of the Corporation, as described under Code Section 409A; or in the case of a liquidation or dissolution of the Corporation, such liquidation or dissolution complies with the procedures set forth in Treasury Regulation Section 1.409A-3(j)(4)(ix)(A).

2.7	“CODE” means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.
2.8	“COMMITTEE” means the Human Resources and Compensation Committee of the Board, as specified in Article 3 herein, or such other committee appointed by the Board to administer the Plan.
2.9	“CONSULTANT” means any consultant, agent, advisor, or independent contractor who renders services to the Corporation or one of its affiliates.
2.10	“CORPORATION” means Huntington Bancshares Incorporated, a Maryland corporation, together with any and all Subsidiaries, and any successor thereto as provided in Article 22 herein.
2.11	[reserved]
2.12	“DEFERRAL PERIOD” means the period of time during which a Deferred Stock Unit is subject to deferral limitations under Article 10 herein.
2.13	“DEFERRED STOCK UNIT” means an Award granted to a Participant pursuant to Article 10 herein of the right to receive Shares, or, if provided by the Committee, an alternative form of payment, at the end of a specified Deferral Period.
2.14	“DIRECTOR” means any individual who is a member of the Board of Directors of Huntington Bancshares Incorporated.

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2.15	“DIRECTOR DEFERRED COMPENSATION PLAN” means the Huntington Bancshares Incorporated Director Deferred Compensation Plan, effective January 1, 2017, including any amendments thereto or any successor thereof.
2.16	“DISABILITY” or “DISABLED” unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement, shall be as defined in any employment agreement between the Corporation and a Participant; provided however, that if there is no such employment agreement, “Disability” or “Disabled” shall be defined in the same manner as under the Corporation’s long-term disability plan.
2.17	“DODD-FRANK ACT” means the Dodd-Frank Wall Street Reform and Consumer Protection Act and any guidance thereunder.
2.18	“EFFECTIVE DATE” shall have the meaning ascribed to such term in Article 1.2 herein.
2.19	“EMPLOYEE” means any employee of the Corporation. Directors who are not employed by the Corporation shall not be considered Employees under this Plan.
2.20	“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.
2.21	“EXECUTIVE DEFERRED COMPENSATION PLAN” means the Huntington Bancshares Incorporated Executive Deferred Compensation Plan, effective April 18, 2023, including any amendments thereto or any successor thereof.
2.22	“EXTRAORDINARY EVENTS” means, with respect to the Corporation, any of the following: (i) changes in tax law, generally accepted accounting principles or other such laws or provisions affecting reported financial results, including unforeseen and extraordinary changes in statutes and regulations that govern the Corporation and its industry; (ii) accruals or charges relating to reorganization and restructuring programs; (iii) special gains, losses, or other financial impact in connection with the mergers and acquisitions involving the Corporation or any of its significant subsidiaries, the purchase or sale of branches or significant portions of the Corporation or any of its significant subsidiaries, or the sale of securities and investments of the Corporation; (iv) write-downs or write-offs of assets, including intangible assets such as goodwill and mortgage servicing rights (MSR) and valuation adjustments related to the impact of hedging (including MSR hedging); (v) litigation or claim matters; (vi) expenses relating to unplanned regulatory actions; (vii) any other significant item as discussed in management’s discussion and analysis of financial condition and results of operation appearing or incorporated by reference in the annual report on Form 10-K filed with the Securities and Exchange Commission; (viii) gains and losses on the early repayment of debt; or (ix) any other unforeseen events or occurrences of a similar nature as set forth by the Committee.
2.23	“FAIR MARKET VALUE” shall be, on any given date, (1) the closing price at which the Shares were quoted on The Nasdaq Stock Market or such other established securities market on which the Shares are listed, or, if there were no reported sales of Shares on such date, then, unless otherwise required under Code Section 422, the business day immediately preceding such date; or (2) if the Shares are not listed for trading on a national exchange or if (1) above does not apply the price that the Committee in good faith determines through any reasonable valuation method that a Share might change hands between a willing buyer and a willing seller, neither being under compulsion to buy or to sell and both having reasonable knowledge of the relevant facts, consistent with the requirements of Code Section 409A. Notwithstanding the above, for purposes of broker-facilitated cashless exercises of Awards involving Shares under the Plan, “Fair Market Value” shall mean the real-time selling price of such Shares as reported by the broker facilitating such exercises.
2.24	“INCENTIVE STOCK OPTION” OR “ISO” means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.
2.25	“INSIDER” shall mean any person subject to the reporting requirements of Section 16 of the Exchange Act.
2.26	“LONG-TERM PERFORMANCE AWARD” means an Award to a Participant pursuant to Article 11 herein.
2.27	“NONEMPLOYEE DIRECTOR” means an individual who is a member of the Board but who is not an Employee.
2.28	“NONQUALIFIED STOCK OPTION” OR “NQSO” means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.
2.29	“OPTION” means an Incentive Stock Option, or a Nonqualified Stock Option granted to a Participant pursuant to Article 6 herein.
2.30	“OPTION PRICE” means the price at which a Share may be purchased by a Participant pursuant to an Option.
2.31	“PARTICIPANT” means an Employee, Director, or Consultant, provided however, that Nonemployee Directors and Consultants may not be Participants in any ISO granted under the Plan.
2.32	“PERFORMANCE CYCLE” shall mean the period that is no less than one year designated by the Committee during which the performance objectives or goals must be met for Awards granted under the Plan.
2.33	“PERIOD OF RESTRICTION” means the period during which the transfer of Shares of Restricted Stock or Restricted Stock Units is limited in some way, which may be the achievement of performance objectives or the passage of time, or both, such that the Shares or RSUs are subject to a substantial risk of forfeiture. A restriction based on the passage of time, including a performance period for the measurement of performance-based restrictions, shall have a minimum one (1) year restriction period and shall not fully lapse until the date that is three (3) years after the date of grant except as otherwise may be provided in the Award

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Agreement for (a) Retirement, (b) involuntary terminations of employment without Cause, (c) death, or (d) Disability. Notwithstanding the foregoing, the Committee may provide for the grant of Awards with a time-based Period of Restriction shorter than mandated with respect to Awards representing no more than 5% of Shares available for grants (and subject to adjustment) under Article 4 of this Plan in such other circumstances that the Committee determines are in the best interests of the Corporation.

2.34	“PERSON” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as described in Section 13(d) thereof.
2.35	“PRIOR PLAN” shall mean the Huntington Bancshares Incorporated Amended and Restated 2018 Plan which originally became effective on the date of the 2021 annual meeting of the Corporation’s shareholders.
2.36	“QUALIFYING PERFORMANCE CRITERIA” means any one or more of the following performance criteria upon which the achievement of specific, pre-established, performance goals for each Participant are based as determined by the Committee in connection with the grant and certification of Awards:

(a)	revenue and income measures (which include sales, revenues, net income, earnings per share, non-interest income to total revenue ratio, non-interest income growth, interest income, net operating profit, interest income, pretax pre-provision (pretax income on a tax equivalent basis adjusted for provision expense, security gains and losses, and amortization of intangibles), adjusted net income after capital charges, economic value added, and earnings before interest, taxes, depreciation and amortization;
(b)	expense and efficiency measures (which include “efficiency ratio” (the ratio of total non-interest operating expenses (less amortization of intangibles) divided by total revenues (less net security gains)), net interest margin, gross margins, operating margins, net-income margins, non-interest expense, operating efficiencies);
(c)	operating measures (which include productivity ratios, loan growth, deposit growth, customer profitability, and market share);
(d)	return measures (which include return on average equity, tangible common equity or return on tangible common equity, return on average assets, return on capital (actual or targeted), share price, share price growth, and total shareholder return);
(e)	credit quality measures (which include non-performing asset ratio, net charge-off ratio, and reserve coverage of non-performing loans);
(f)	leverage measures (which include debt-to-equity ratio and net debt);
(g)	risk measures (which include interest-sensitivity gap levels, regulatory compliance, satisfactory audit results, maintenance of required common equity levels (including common equity tier 1 levels), and financial ratings);
(h)	achievement of balance sheet, income statement, or cash-flow statement objectives;
(i)	achievement of strategic objectives, goals, or milestones (which include customer satisfaction and employee satisfaction survey results);
(j)	technology or innovation goals or objectives;
(k)	consummation of acquisitions, dispositions, projects, or other specific events or transactions;
(l)	acquisition integration or disposition management goals or objectives;
(m)	product, customer, or market-related objectives (including product revenues, revenue mix, product growth, customer growth, number or type of customer relationships, customer satisfaction, cross-selling goals, associate satisfaction, market share, and branding); and
(n)	any other goals established by the Committee.

Qualifying Performance Criteria may be expressed in terms of (i) attaining a specified absolute level of the criteria, or (ii) a percentage increase or decrease in the criteria compared to a pre-established target, previous years’ results, or a designated market index or comparison group, all as determined by the Committee. Qualifying Performance Criteria also may be expressed in the form of a “multiplier” that may be a number or percentage that is to be multiplied by the amount otherwise payable under an Award in order to calculate the total amount payable under an Award. The value of such multiplier will be determined by satisfaction of performance goals related to the Qualifying Performance Criteria. The Qualifying Performance Criteria may be measured on an absolute basis or relative to an established target, to previous year or other comparable period or periods’ results, to a designated comparison group or groups, or to one or more designated external or internal indices or benchmarks, and may be applied either to the Corporation as a whole or to a business unit or subsidiary, in each case as determined by the Committee. Any specific metrics listed within the categories described above are intended to be illustrative and are not intended to be construed as limitations on the more general metrics. Qualifying Performance Criteria may be different for different Participants, as determined in the discretion of the Committee. The Committee may include or exclude Extraordinary Events or any other events or occurrences in establishing the performance goal based on the Qualifying Performance Criteria and may use any Extraordinary Event in determining whether the performance goal has been achieved.

2.37	“RESTRICTED STOCK” means an Award granted to a Participant pursuant to Article 7 herein.

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2.38	“RESTRICTED STOCK UNIT” OR “RSU” means an Award granted to a Participant pursuant to Article 8 herein and which is settled (i) by the delivery of one (1) Share for each RSU, (ii) in cash in an amount equal to the Fair Market Value of one (1) Share for each RSU, or (iii) in a combination of cash and Shares, as determined by the Committee. The Award of an RSU represents the promise of the Corporation to deliver Shares, cash, or a combination thereof, as applicable, at the end of the Period of Restriction (or such later date as determined by the Committee) in accordance with and subject to the terms and conditions of the applicable Award Agreement, and is not intended to constitute a transfer of property within the meaning of Code Section 83(b).
2.39	“RETIREMENT” with respect to an Award shall have the meaning set forth in the Participant’s Award Agreement, unless it is otherwise defined in any other agreement between the Corporation and a Participant.
2.40	“SHARES” means the shares of common stock of the Corporation.
2.41	“SHARE NETTING” means a Participant’s ability to exercise an Option by directing the Corporation to deduct from Shares issuable upon exercise of the Option a number of Shares having an aggregate Fair Market Value equal to the sum of the aggregate Option Price therefor plus the amount of the Participant’s tax withholding calculated under Article 19 (if any), whereupon the Corporation shall issue to the Participant the net remaining number of Shares after such deductions.
2.42	“STOCK APPRECIATION RIGHT” OR “SAR” means an Award, granted alone or in connection with a related Option, designated as a SAR, pursuant to Article 9 herein.
2.43	“SUBSIDIARY or “SUBSIDIARIES” means any corporation or other entity whose financial statements are consolidated with the Corporation, or any corporation or other entity that would otherwise satisfy the definition of “service recipient” under Code Section 409A. With respect to Incentive Stock Options, the term Subsidiary or Subsidiaries shall include only those entities that qualify under Code Section 424(f) as a “subsidiary corporation” of the Corporation.

Article 3. Administration

3.1	AUTHORITY OF THE COMMITTEE. The Plan shall be administered by the Committee, except as limited by law or by the Charter or Bylaws of the Corporation. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have full power to:

(a)	select the Participants who shall participate in the Plan;
(b)	determine the sizes and types of Awards;
(c)	determine the terms and conditions of Awards (which need not be consistent among Participants) in a manner consistent with the Plan, including, without limitation, (i) the exercise or purchase price of Shares pursuant to any Award, (ii) the Fair Market Value of Shares or other property where applicable, (iii) the method of payment for Shares purchased pursuant to any Award, (iv) the method for satisfaction of any tax withholding obligation arising in connection with an Award, including the withholding or delivery of Shares, (v) the timing, terms and conditions of the exercisability or vesting of any Award or any Shares acquired pursuant thereto, including how such terms relate to a Change in Control, (vi) the time of the expiration of any Award, (vii) the effect of a Participant’s termination of service on any of the foregoing, and (viii) all other terms, conditions, and restrictions applicable to any Award or Shares acquired pursuant thereto consistent with the terms of the Plan;
(d)	delegate authority to the Corporation’s Chief Executive Officer and to the Chief Human Resources Officer to grant Awards under the Plan to any Participant other than (i) an executive who is subject to Section 16 of the Exchange Act, (ii) anyone who is an Executive Leadership Team Member of the Corporation, or (iii) a Director.
(e)	construe and interpret the Plan and any agreement or instrument entered into under the Plan as they apply to Participants;
(f)	establish, amend, or waive rules and regulations for the Plan’s administration as they apply to Participants;
(g)	require, whether or not provided for in the pertinent Award Agreement, of any Participant, the making of any representations or agreements that the Committee may deem necessary or advisable in order to comply with, or qualify for advantageous treatment under, applicable securities, tax, or other laws; and
(h)	(subject to the provisions of Article 18 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan.

The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the committee may delegate its authority as identified herein.

3.2	DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive, and binding on all persons, including the Corporation, its shareholders, Employees, Participants, and their estates and beneficiaries.

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Article 4. Shares Subject to The Plan and Maximum Awards

4.1	NUMBER OF SHARES AVAILABLE FOR GRANTS AND MAXIMUM AWARDS. Subject to adjustment as provided in this Article 4 herein, the maximum aggregate number of Shares hereby reserved for issuance to Participants under the Plan shall be no more than the sum of (i) thirty-two million three hundred thousand (32,300,000), plus (ii) the number of Shares that are authorized, but not issued or subject to outstanding Awards under the Prior Plan as of the Effective Date. As of March 1, 2024, under the current authorization, there are approximately six million five hundred thousand (6,500,000) shares that were previously authorized and approved for issuance under the Prior Plan that are not subject to outstanding Awards and remain available for grant as Awards under the Prior Plan. These Shares that remain available under the Prior Plan are incorporated into this Plan and will be reduced by the full number of Shares covered by all Awards under this Plan. Accordingly, the total number of Shares available for Awards under this Plan is no more than thirty-eight million eight hundred thousand (38,800,000). The Shares issued under the Plan may be authorized and unissued Shares or Shares purchased on the open market.

The following rules shall apply to grants of Awards under the Plan:

(a)	The maximum aggregate number of Shares which may be subject to (1) one or more Option Awards pursuant to Article 6, (2) one or more SAR Awards (whether settled in cash, Shares, or a combination thereof) pursuant to Article 9, or (3) any combination of Option Awards or SAR Awards to a Participant shall be ten million (10,000,000) Shares over any five (5) year period.
(b)	The maximum aggregate cash Award or cash equivalent value of an Award of Shares at the date of grant that may be paid with respect to any specified Performance Cycle to a Participant pursuant to any Long-Term Performance Award pursuant to Article 11 shall be twelve million dollars ($12,000,000).
(c)	The maximum aggregate cash equivalent value at the date of grant of (1) Awards of Restricted Stock pursuant to Article 7, (2) Awards of RSUs pursuant to Article 8 (whether settled in cash, Shares, or a combination thereof, whether vesting of the RSUs is time-based, performance-based, or a combination thereof), (3) Awards of Deferred Stock Units and other incentive Awards under Article 10, or (4) any combination thereof that may be awarded to a Participant for any calendar year shall be twelve million dollars ($12,000,000).
(d)	Notwithstanding the foregoing, the maximum aggregate cash equivalent value at the date of grant of Awards granted to Nonemployee Directors during the term of this Plan shall be $10,000,000.
The limitations set forth above shall apply only with respect to Awards granted under this Plan, and limitations on awards granted under any other incentive plan maintained by the Corporation shall be governed solely by the terms of such other plan.
4.2	REDUCTION OF SHARES AND LAPSED AWARDS. The maximum number of Shares available for issuance under the Plan shall be reduced by the full number of Shares covered by any type of Award granted under the Plan, regardless of whether (1) any Shares are tendered in payment of any Option or SAR, (2) any such Option, SAR, or other Award covering Shares under the Plan ultimately is settled in cash or by delivery of Shares (either by Share Netting, an attestation process, or actual delivery), (3) Shares were used to satisfy the purchase price of an Award or to satisfy any tax withholdings, or (4) Shares were repurchased by the Company with Option or SAR proceeds. If, however, any Award granted under this Plan terminates, expires, is forfeited because any performance or time-based vesting requirements were not satisfied, or lapses for any reason, any Shares subject to such Award shall again be available for a grant of an Award under the Plan. For the avoidance of doubt, Awards payable and settled solely in cash shall not reduce the number of Shares available for Awards under the Plan.
4.3	ADJUSTMENTS IN AUTHORIZED SHARES. In the event that any dividend (other than normal cash dividends) or other distribution (whether in the form of cash, Shares, other securities or other property), stock split or a combination or consolidation of the outstanding Shares is declared with respect to the Shares, the authorized number of Shares that may be delivered under the Plan and that may be subject to outstanding Awards set forth in Article 4.1 shall be increased or decreased proportionately, and the Shares then subject to each Award shall be increased or decreased proportionately without any change in the aggregate purchase price or exercise price thereof.
In the event that Shares shall be changed into or exchanged for a different number or class of shares of stock or securities of the Corporation or of another corporation, whether through recapitalization, reorganization, reclassification, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Corporation, issuance of warrants or other rights to purchase Shares or other securities of the Corporation, or any other similar corporate transaction or event affects the Shares such than an equitable adjustment would be necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the authorized number of Shares that may be delivered under the Plan and that may be subject to outstanding Awards set forth in Article 4.1 shall be adjusted proportionately, and an equitable adjustment shall be made to each Share subject to an Award such that no dilution or enlargement of the benefits or potential benefits occurs. Each such Share then subject to each Award shall be adjusted to the number and class of shares into which each outstanding Share shall be so exchanged such that no dilution or enlargement of the benefits occurs, all without change in the aggregate purchase price for the Shares then subject to each Award.

Action by the Committee pursuant to this Article 4.3 may include adjustment to any or all of: (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards or be delivered under the Plan; (ii) the number and type of Shares (other securities or other property) subject to outstanding Awards; (iii) the purchase price or exercise price of a Share under any outstanding Award or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments

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the Committee determines to be equitable. Any adjustment of Options or SARs, however, shall be made in a manner to avoid being considered a modification within the meaning of Code Section 424(h)(3) and Code Section 409A.

Awards may be granted, in the discretion of the Committee, in substitution for similar awards held by individuals who become Employees, Nonemployee Directors, or Consultants as a result of (i) a merger, consolidation, or acquisition by the Corporation of another entity or (ii) the acquisition by the Corporation of substantially all of the assets of another entity. Unless otherwise required by applicable law or regulation, Shares granted through the assumption of or in substitution for outstanding awards granted by a company that is merged or consolidated with, or acquired by, the Corporation shall not be subject to the Share limitations of Article 4.1.

Article 5. Eligibility and Participation

5.1	ELIGIBILITY. Persons eligible to participate in this Plan include any Employee, Nonemployee Director, and Consultant, including any Employee who is a member of the Board.
5.2	ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Nonemployee Directors, and Consultants, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

Article 6. Stock Options

6.1	GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.
No Option shall be granted to any Employee, Nonemployee Director, or Consultant if, upon the granting of such Option, the number of Shares then subject to all Options to purchase held by the Employee, Nonemployee Director, or Consultant, as the case may be, plus the Shares then owned by such Employee, Nonemployee Director, or Consultant would constitute more than ten (10%) of the total combined voting power of all classes of stock of the Corporation. For the purpose of the preceding sentence, an Employee, Nonemployee Director, or Consultant shall be deemed to own all Shares which are attributable to him or her under Code Section 424(d), including, without limiting the generality of the foregoing, shares owned by his or her brothers, sisters, spouse, ancestors, and lineal descendants.
The Committee may not grant ISOs under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the date of grant) of Shares with respect to which ISOs (under this and any other plan of the Corporation) are exercisable for the first time by such Employee during any calendar year to exceed one hundred thousand dollars ($100,000). Any excess shall be deemed a NQSO. No ISO shall be granted to a Nonemployee Director or Consultant.
If Shares acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the date of grant of such Incentive Stock Option or one year from the transfer of Shares to such Participant pursuant to the exercise of such Incentive Stock Option, or in any other disqualifying disposition within the meaning of Code Section 422, such Participant shall notify the Corporation in writing of the date and terms of such disposition and shall cooperate with the Corporation with respect to any tax withholding required or resulting from such disqualifying dispositions. A disqualifying disposition by a Participant shall not affect the status of any other Incentive Stock Option granted under the Plan as an Incentive Stock Option.
6.2	AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the date of grant, vesting restrictions, if any, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO. Notwithstanding the foregoing, an Option shall have a minimum one (1) year vesting period and shall become fully vested no earlier than the date that is three (3) years after the date of grant of such Option, except as otherwise may be provided in the Award Agreement for (a) Retirement, (b) involuntary terminations of employment without Cause, (c) death, or (d) Disability. Notwithstanding the foregoing, the Committee may provide for the grant of Options with a time-based Period of Restriction shorter than mandated to the extent that the Shares underlying such Award and all other Awards granted under this Plan total no more than 5% of all Shares available for grants (subject to adjustment) under Article 4 of this Plan.
6.3	OPTION PRICE. The Option Price for each grant of an Option under this Plan shall be determined by the Committee but shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted; provided, however, that in the case of a 10% Share owner receiving an ISO, the exercise price of the ISO shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the Option is granted. Further, for Options granted through the assumption of or in substitution for outstanding awards granted by a company that is merged or consolidated with, or acquired by, the Company, the Option Price shall be determined by the Committee in its sole discretion and, if applicable, consistent with Code Section 409A or 424(a).
6.4	DURATION OF OPTIONS. Each Option granted to an Employee, Nonemployee Director, or Consultant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable on or later than the tenth (10th) anniversary date of its grant.

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6.5	EXERCISE OF OPTIONS.

(a)	General. Except as otherwise provided in this Plan, Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance determine, which need not be the same for each grant or for each Participant. Options granted under this Article 6 shall be exercised by the delivery to the Corporation of written or other notice acceptable to the Corporation setting forth the number of Shares with respect to which the Option is to be exercised. The Committee also may provide, in an Award Agreement or otherwise, that if a Participant has not exercised an Option the day before the Option would expire, and the Fair Market Value of the Shares underlying such Option exceeds the Option Price, such Option shall be automatically exercised immediately before it would otherwise expire.
(b)	Method of Exercise. The Option Price upon exercise of any Option shall be payable to the Corporation in full either: (a) in cash or its equivalent; (b) by tendering previously acquired Shares, including by attestation, having an aggregate Fair Market Value equal to the total Option Price; (c) pursuant to a Share Netting arrangement; (d) by a combination of (a), (b), and (c); (e) subject to applicable securities laws and restrictions, through a broker-facilitated cashless exercise procedure acceptable to the Committee, or (f) by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.

6.6	EXERCISE UPON TERMINATION OF EMPLOYMENT. Except as otherwise provided in this Plan or as otherwise provided in the Award Agreement or by the Committee, in the event that the employment of a Participant is terminated for any reason other than death, Disability, or Retirement, the rights under each then outstanding unvested Option granted to the Participant pursuant to the Plan shall be forfeited and any vested Option shall terminate upon the earlier of (1) the expiration of such Option, or (2) sixty (60) days after the Participant’s termination of employment, unless such termination of employment was for Cause.
In the event that the employment of a Participant is terminated by reason of Retirement, each then outstanding Option of such Participant shall continue to be exercisable at such times and be subject to such restrictions and conditions, including expiration, as set forth in the applicable Award Agreement. Notwithstanding any other provision in the Plan to the contrary, in the event of the Retirement of a Participant, each then outstanding vested ISO not exercised within three (3) months of termination of employment shall automatically convert to an NQSO.
In the event that the employment of a Participant is terminated by reason of death or Disability, all such Participant’s then outstanding Options shall become exercisable in full, and the Participant or (in the case of a Participant’s death) the executor or administrator of such Participant’s estate or a person or persons who have acquired the Options directly from such Participant by bequest, inheritance, or by reason of written designation as a beneficiary on a form proscribed by the Corporation, shall have until the earlier of (i) the expiration dates of such Options or (ii) thirteen (13) months after the Participant’s date of death or Disability, to exercise such Options. Notwithstanding any other provision in the Plan to the contrary, in the event of the Disability of a Participant, each then outstanding vested ISO not exercised within twelve (12) months of termination of employment shall automatically convert to an NQSO.
Notwithstanding any provision of the Plan to the contrary, if a Participant’s employment is terminated for Cause, the rights under each then outstanding Option granted to the Participant pursuant to the Plan shall immediately terminate, regardless of whether the Participant otherwise would have qualified for Disability or Retirement.
In addition to the foregoing, the Committee may include such provisions in the Award Agreement entered into with each Participant as it deems advisable (which may be more restrictive than described above), which provisions need not be uniform among all Options issued pursuant to this Article 6, and which may reflect distinctions based on the reasons for termination of employment.
6.7	EXERCISE UPON TERMINATION OF DIRECTORSHIP OR CONSULTANCY. Except as otherwise provided in this Plan, if a Participant’s status as a Nonemployee Director or Consultant ceases for any reason other than Retirement or death, any outstanding NQSO granted to such Participant under the Plan shall terminate thirteen (13) months after the termination of such Participant’s status as a Nonemployee Director or Consultant, as the case may be; provided, however, that no Option shall be exercisable after its expiration date.
If a Participant’s status as a Nonemployee Director or Consultant ceases by reason of Retirement, then all such Participant’s outstanding Options shall become exercisable in full, and such Participant may exercise such Options until their expiration date.
If a Participant’s status as a Nonemployee Director or Consultant ceases by reason of death, or a Participant who was a Nonemployee Director or Consultant dies after Retirement, all such Participant’s then outstanding Options shall become exercisable in full, and the executor or administrator of such Participant’s estate or a person or persons who have acquired the Options directly from such Participant by bequest, inheritance, or by reason of written designation as a beneficiary on a form proscribed by the Corporation, shall have until the expiration dates of such Options or thirteen (13) months after the Participant’s date of death, whichever first occurs, to exercise such Options.
6.8

RESTRICTIONS ON SHARE TRANSFERABILITY. In addition to the foregoing, the Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

6.9	DIVIDENDS AND OTHER DISTRIBUTIONS. Participants shall not be entitled to dividends or dividend equivalents with respect to an Option.

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6.10	NON-TRANSFERABILITY OF OPTIONS. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by a Participant, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

Article 7. Restricted Stock

7.1	GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.
7.2	RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.
7.3	OTHER RESTRICTIONS. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance objectives (Corporation-wide, business unit, and/or individual), Qualifying Performance Criteria, a Performance Cycle, time-based restrictions, and/or restrictions under applicable federal or state securities laws. Notwithstanding the foregoing, the Period of Restriction under any Restricted Stock Agreement shall have a minimum one (1) year period of restriction and may not fully lapse until the date that is three (3) years after the date of grant of such Restricted Stock, except as otherwise may be provided in the Award Agreement for (a) Retirement, (b) involuntary terminations of employment without Cause, (c) death, or (d) Disability. Notwithstanding the foregoing, the Committee may provide for the grant of Restricted Stock with a time-based Period of Restriction shorter than mandated to the extent that the Shares underlying such Award and all other Awards granted under this Plan total no more than 5% of all Shares available for grants (subject to adjustment) under Article 4 of this Plan.
The Corporation shall either retain the certificates representing Shares of Restricted Stock in the Corporation’s possession or shall hold the Shares of Restricted Stock electronically with its transfer agent in the name of applicable Participants and for the benefit of applicable Participants until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.
Except as otherwise provided in this Article 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.
7.4	VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.
7.5	DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may, at the discretion of the Committee, be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. Such dividends shall not be paid currently and instead shall either be accrued as contingent cash obligations or be converted into additional Shares of Restricted Stock subject to the same vesting conditions as the original grant and upon such terms as the Committee establishes. For the avoidance of doubt, such dividend equivalents shall not be paid unless and until the Shares underlying such Awards vest.
7.6	NONTRANSFERABILITY. During any Period(s) of Restriction, the Participant shall have no right to transfer any rights with respect to its Award of Shares of Restricted Stock.

Article 8. Restricted Stock Units

8.1	GRANT OF RSUs. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant RSUs to Participants in such amounts as the Committee shall determine.
8.2	AWARD AGREEMENT. Each RSU shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of RSUs granted, the form of payment of the RSU, and such other provisions as the Committee shall determine.
8.3	OTHER RESTRICTIONS. The Committee shall impose such other conditions and/or restrictions on any RSUs granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each RSU, restrictions based upon the achievement of specific performance objectives (Corporation-wide, business unit, and/or individual), Qualifying Performance Criteria, a Performance Cycle, time-based restrictions, and/or restrictions under applicable federal or state securities laws. Notwithstanding the foregoing, the Period of Restriction under any Restricted Stock Unit Award Agreement shall have a minimum one (1) year period of restriction and may not fully lapse until the date that is three (3) years after the date of grant of such RSU, except as otherwise may be provided in the Award Agreement for (a) Retirement, (b) involuntary terminations of employment without Cause, (c) death, or (d) Disability. Notwithstanding the foregoing, the Committee may provide for the grant of RSUs with a time-based Period of Restriction shorter than mandated to the extent that the Shares underlying such Award and all other Awards granted under this Plan total no more than 5% of all Shares available for grants (subject to adjustment) under Article 4 of this Plan.

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8.4	VOTING RIGHTS. Prior to the distribution of Shares (if any) under an RSU, Participants holding RSUs may not exercise any voting rights with respect to such RSUs.
8.5	DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, unless otherwise determined by the Committee in its discretion, Participants holding RSUs shall not be entitled to any dividends or dividend equivalents with respect to such RSUs. Notwithstanding the foregoing, if dividend equivalents are awarded with respect to any RSUs, such dividend equivalents may not be paid currently and instead shall either be accrued as contingent cash obligations or be converted into RSUs subject to the same performance-based conditions as the original grant and upon such other terms as the Committee establishes. For the avoidance of doubt, such dividend equivalents shall not be paid unless and until the Shares underlying such Awards vest.
8.6	NONTRANSFERABILITY. During any Period(s) of Restriction, the Participant shall have no right to transfer any rights with respect to his or her Award of RSUs.

Article 9. Stock Appreciation Rights

9.1	GRANT OF SARs. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to Participants in such amounts as the Committee shall determine. A SAR shall represent a right to receive a payment in cash, Shares, or a combination thereof, equal to the excess of the Fair Market Value of a specified number of Shares on the date the SAR is exercised over an amount (the “SAR exercise price”) which shall be no less than the Fair Market Value on the date the SAR was granted (or the Option Price for SARs granted in tandem with an Option), as set forth in the applicable Award Agreement.
9.2	AWARD AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the SAR exercise price, the duration of the SAR, the number of Shares to which the SAR pertains, whether the SAR is granted in tandem with the grant of an Option or is freestanding, the form of payment of the SAR upon exercise, and such other provisions as the Committee shall determine. SARs granted under this Article 9 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve and which shall be set forth in the applicable Award Agreement, which need not be the same for each grant or for each Participant. Notwithstanding the foregoing, a SAR shall have a minimum of one (1) year vesting period and shall not fully vest until the date that is three (3) years after the date of grant of such SAR, except as otherwise may be provided in the Award Agreement for (a) Retirement, (b) involuntary terminations of employment without Cause, (c) death, or (d) Disability. Notwithstanding the foregoing, the Committee may provide for the grant of SARs with a time-based Period of Restriction shorter than mandated to the extent that the Shares underlying such Award and all other Awards granted under this Plan total no more than 5% of all Shares available for grants (subject to adjustment) under Article 4 of this Plan.
9.3	DURATION OF SAR. Each SAR granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no SAR shall be exercisable on or later than the tenth (10th) anniversary date of its grant.
9.4	EXERCISE. SARs shall be exercised by the delivery to the Corporation of written or other notice of exercise acceptable to the Corporation, setting forth the number of Shares with respect to which the SAR is to be exercised. The date of exercise of the SAR shall be the date on which the Corporation shall have received notice from the Participant of the exercise of such SAR. SARs granted in tandem with the grant of an Option may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. SARs granted in tandem with the grant of an Option may be exercised only with respect to the shares for which its related Option is then exercisable.
With respect to SARs granted in tandem with an ISO, (a) such SAR will expire no later than the expiration of the underlying ISO, (b) the value of the payout with respect to such SAR may be for no more than 100% of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time such SAR is exercised, and (c) such SAR may be exercised only when the Fair Market Value of the Shares subject to the underlying ISO exceeds the Option Price of the ISO.
SARs granted independently from the grant of an Option may be exercised upon the terms and conditions contained in the applicable Award Agreement. In the event the SAR shall be payable in Shares, a certificate for the Shares acquired upon exercise of an SAR shall be issued in the name of the Participant, or the Corporation shall transfer the Shares electronically from its transfer agent to the Participant, as soon as practicable following receipt of notice of exercise. No fractional Shares will be issuable upon exercise of the SAR and, unless provided in the applicable Award Agreement or otherwise determined by the Committee, the Participant will receive cash in lieu of fractional Shares.
9.5	EXERCISE UPON TERMINATION OF EMPLOYMENT OR SERVICE. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise a SAR following termination of the Participant’s employment or service with the Corporation. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into the Participants, need not be uniform among all SARs issued pursuant to this Article 9, and may reflect distinctions based on the reasons for termination of employment or service.
9.6	DIVIDENDS AND OTHER DISTRIBUTIONS: Participants shall not be entitled to dividends or dividends equivalent with respect to SARs.
9.7

NON-TRANSFERABILITY. Unless otherwise determined by the Committee in its discretion, no SAR granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, SARs granted in tandem with an ISO granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant.

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Article 10. Deferred Stock Units and Other Incentive Awards

10.1	GRANT OF DEFERRED STOCK UNITS. Subject to the terms and provisions of the Plan, the Committee may authorize the grant or sale of Deferred Stock Units to Participants in such amounts the Committee shall determine. Each such grant or sale shall constitute the agreement by the Corporation to deliver Shares to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Deferral Period as the Committee may specify. Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Fair Market Value of the Shares at the date of grant.
10.2	AWARD AGREEMENT. Each grant or sale of Deferred Stock Units shall be evidenced by an Award Agreement, which shall specify the form of payment of the Award and contain such terms and provisions, consistent with this Plan, as the Committee may approve.
10.3	DEFERRAL PERIOD. Each such grant or sale shall be subject, except (if the Committee shall so determine) in the event of a Change in Control or other similar transaction or event, to a Deferral Period of not less than one (1) year, as determined by the Committee at the date of grant.
10.4	VOTING RIGHTS. During the Deferral Period, the Participant shall have no rights of ownership in the Shares of Deferred Stock Units and shall have no right to vote them.
10.5	DIVIDENDS. During the Deferral Period (or Period of Restriction for any other incentive Award described in Section 10.7), the Committee may, at or after the date of grant, authorize payment of dividend equivalents on any Shares underlying Deferred Stock Units or other incentive Awards described in Section 10.7. If dividend equivalents are awarded with respect to any Deferred Stock Units or other incentive Awards, such dividend equivalents shall not be paid currently and instead shall either be accrued as contingent cash obligations or be converted into Shares of performance-based Deferred Stock Units or other incentive Awards subject to the same performance-based conditions as the original grant and upon such other terms as the Committee establishes. For the avoidance of doubt, such dividend equivalents shall not be paid unless and until the Shares underlying such Awards vest.
10.6	NON-TRANSFERABILITY. During the Deferral Period, no Shares underlying Deferred Stock Units may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.
10.7	OTHER INCENTIVE AWARDS. The Committee may from time to time grant other incentive Awards, including Shares and other Awards under the Plan that are valued in whole or in part by reference to, or are otherwise based upon the Fair Market Value of Shares and are payable in cash, Shares, or a combination of cash and Shares. The Committee, in its sole discretion, shall determine the terms and conditions of such Awards, which shall be consistent with the terms and purposes of the Plan. Accordingly, the Period of Restriction under any such other incentive Award Agreement shall have a minimum one (1) year period of restriction and may not fully lapse until the date that is three (3) years after the date of grant of such Award, except as otherwise may be provided in the Award Agreement for (a) Retirement, (b) involuntary terminations of employment without Cause, (c) death, or (d) Disability. Notwithstanding the foregoing, the Committee may provide for the grant of other incentive Awards with a time-based Period of Restriction shorter than mandated to the extent that the Shares underlying such Award and all other Awards granted under this Plan total no more than 5% of all Shares available for grants (subject to adjustment) under Article 4 of this Plan. If any dividend equivalents are granted with respect to other incentive Awards, they will be paid in the manner described under Section 10.5 of this Plan.

Article 11. Long-Term Performance Awards

11.1	LONG-TERM PERFORMANCE AWARDS. Subject to the terms and provisions of the Plan, a Participant shall have the opportunity to receive an Award of cash, Shares, or a combination thereof, in such amounts and upon such terms and at such times as determined by the Committee in its sole discretion.
11.2	TERMS OF LONG-TERM PERFORMANCE AWARDS. The Committee shall set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number of Shares and/or value of Long-Term Performance Awards that will be paid to the Participant. The Committee shall establish the Performance Cycle for each Long-Term Performance Award (which shall be no less than one year) and shall impose such other conditions and/or restrictions on any Long-Term Performance Awards as it may deem advisable including, without limitation, restrictions based upon the achievement of specific performance objectives (Corporation-wide, business unit, and/or individual), Qualifying Performance Criteria, time-based restrictions, and/or restrictions under applicable federal or state securities laws.
11.3	EARNING OF LONG-TERM PERFORMANCE AWARDS. Subject to the terms of this Plan and Article 11, after the applicable Performance Cycle has ended, the Participant shall be entitled to receive a payment of the number of Shares and/or cash earned by the Participant over the applicable Performance Cycle. Notwithstanding the satisfaction of the performance objectives, except in the case of a Change in Control, the Committee has the discretion to reduce or eliminate a Long-Term Performance Award that would otherwise be paid to any Participant based on the Committee’s evaluation of Extraordinary Events or other factors.
11.4	FORM AND TIMING OF PAYMENT OF LONG-TERM PERFORMANCE AWARDS. Payment of Long-Term Performance Awards shall

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be made as soon as practical following the close of the applicable Performance Cycle in a manner designated by the Committee, in its sole discretion. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay Long-Term Performance Awards in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the Long-Term Performance Awards at the close of the applicable Performance Cycle. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

11.5	REQUIREMENT OF EMPLOYMENT. Except as otherwise provided in this Plan and as specified in Article 17, a Participant must remain in the employment of the Corporation until the payment of a Long-Term Performance Award in order to be entitled to payment; provided, however, that the Committee may, in its sole discretion, provide for a partial or full payment in the event the Participant is not so employed.
11.6	DIVIDEND EQUIVALENTS. For any Performance Cycle, the Committee may authorize payment of dividend equivalents on any Shares underlying Performance Awards. Such dividend equivalents may not be paid currently and instead shall either be accrued as contingent cash obligations or be converted into Shares subject to the same performance-based conditions as the original grant of Performance Awards and upon such other terms as the Committee establishes. For the avoidance of doubt, such dividend equivalents shall not be paid unless and until the Awards vest. Notwithstanding anything herein to the contrary, no dividend equivalents may be paid on any Shares underlying Performance Awards that failed to vest or that have been forfeited by the Participant.
11.7	NON-TRANSFERABILITY. A Long-Term Performance Award may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

Article 12. Establishment and Certification of Awards

12.1	ESTABLISHMENT OF QUALIFYING PERFORMANCE CRITERIA. At such time deemed appropriate by the reasonable estimation of the Committee, the Committee shall, in its sole discretion, for each such Performance Cycle, determine and establish in writing one or more performance goals based on one or more Qualifying Performance Criteria applicable to the Performance Cycle for each Participant. The Committee may establish any number of differing Performance Cycles, performance goals, Qualifying Performance Criteria, and Awards for Participants running concurrently, in whole or in part.
12.2	CERTIFICATION OF ACHIEVEMENT OF QUALIFYING PERFORMANCE CRITERIA AND AMOUNT OF AWARDS. After the end of each Performance Cycle, or such earlier date if the Qualifying Performance Criteria are achieved, the Committee shall certify in writing, prior to the payment of any Award to a Participant, that the performance goal based on the Qualifying Performance Criteria for the Performance Cycle and all other material terms of the Plan were satisfied. This certification will include certification of the multiplier to be applied to the amount otherwise payable under an Award to determine the number of Shares or amount of cash to be paid to a Participant under an Award.
12.3	MAXIMUM AWARD TO PARTICIPANTS. The maximum aggregate number of Shares that may be subject to an Award and the maximum amount of compensation (whether represented by Shares, cash, or a combination thereof) that may be payable to a Participant shall be governed by Article 4 of this Plan.
12.4	TAX AND SECURITY LAWS. In the event that applicable tax and securities laws change to permit the Committee discretion to alter any terms of the Plan without obtaining shareholder approval of such changes, the Committee shall have the sole discretion to make such changes without obtaining shareholder approval.

Article 13. Beneficiary Designation

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Corporation, and will be effective only when filed by the Participant in writing with the Corporation during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s brokerage account established for the Participant under this Plan. If the Participant designated a beneficiary for the brokerage account, benefits will be distributed to such beneficiary. Otherwise, benefits will be distributed in accordance with the beneficiary procedures under the brokerage account.

Article 14. Deferrals

14.1	PARTICIPANT-INITIATED DEFERRALS. Unless otherwise provided by the Committee, a Participant may elect to defer payment of the Participant’s Award under the Plan if deferral of an Award under the Plan is permitted pursuant to the terms of the Executive Deferred Compensation Plan or the Director Deferred Compensation Plan, as applicable, and the deferral complies with the terms of the Executive Deferred Compensation Plan and Director Deferred Compensation Plan, as applicable, and is completed under a procedure that is intended to comply with Code Section 409A and any guidance thereunder.

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14.2	COMMITTEE-INITIATED DEFERRALS. Notwithstanding any provision of the Plan to the contrary, any payment due under this Plan to an “Executive Officer” under the Dodd-Frank Act shall not be made until such period specified under the Dodd-Frank Act, if applicable. If during this deferral period, (1) the Corporation experiences a financial loss or (2) the Committee learns of inappropriate risk-taking activities by the Participant, the Committee will reduce the amount of the payment otherwise due to the Participant, in accordance with the procedures set forth in the Dodd-Frank Act. In addition, except in the situation of a Change in Control, the Committee may defer payment of an Award for such period as the Committee may determine. Any such deferrals of payment and potential future reductions of payment under this paragraph shall be made in compliance with the Executive Deferred Compensation Plan or the Director Deferred Compensation Plan, as applicable, all applicable federal and state banking regulations, including the Dodd Frank Act, and in a manner that is intended to comply with Code Section 409A and any guidance thereunder.

Article 15. Discretion to Reduce Awards and Delay Payment

Except as specifically provided in this Plan or an Award Agreement, the Committee has no discretion to reduce or eliminate an Award settled in Shares that would otherwise be paid to any Participant. Notwithstanding any provision of this Plan to the contrary, except in the event of a Change in Control, the Committee has the discretion to reduce or eliminate an Award settled in cash that would otherwise be paid to any Participant based on the Committee’s evaluation of Extraordinary Events or other factors described in Article 20. Also notwithstanding any provision of this Plan to the contrary, the Committee, in its sole discretion, may delay making payment to a Participant of Shares or cash with respect to an Award, if the Committee reasonably believes that the making of the payment violates federal securities laws. In such circumstances, the payment will be made at the earliest date at which the Committee believes that the making of the payment will not cause the securities law violation. Additionally, if the Committee reasonably believes that the exercise of an Option would violate any applicable laws, government regulations, requirements of any securities exchange on which the Corporation’s Shares are traded, or any insider trading policy of the Corporation, the Committee, in its sole discretion, may prohibit any Participant from exercising an Option for such period of time that the Committee considers necessary to avoid such violation.

Article 16. Effect of Change in Control

Except as otherwise provided in the Plan, any Award Agreement granted hereunder, or any employment agreement between the Corporation and a Participant, upon a Change in Control all outstanding Awards which are subject to a Period of Restriction or are not fully vested shall become fully exercisable and all restrictions thereon shall terminate if:

(a)	within 12 months after a Change in Control of the Corporation occurs, the Participant’s service has been terminated by the Corporation (provided that such termination is for a reason other than for Cause); or
(b)	(1) the Corporation previously terminated the Participant’s service without Cause during the 12-month period before the Change in Control was consummated but after a third party or the Corporation had taken steps reasonably calculated to effect a Change in Control, and (2) it is reasonably demonstrated by the Participant that such termination of service was in connection with or in anticipation of a Change in Control.

Notwithstanding the foregoing, the Committee may determine and provide through an Award Agreement, or other means, the treatment of partially completed Performance Cycles (if any) for any Awards outstanding upon a Change in Control. Further, the Committee, as constituted before such Change in Control, is authorized, and has sole discretion, as to any Award, either at the time such Award is granted hereunder or any time thereafter, to take any one or more of the following actions: (i) provide for the cancellation of any Option or SAR for an amount of cash equal to the difference between the exercise price and the then Fair Market Value of the Shares covered thereby had such Option or SAR been currently exercisable, but only upon prior approval of the Corporation’s shareholders of such action; (ii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iii) cause any such Award then outstanding to be assumed, by the acquiring or surviving corporation, after such Change in Control.

Article 17. Rights of Employees

17.1	EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Corporation to terminate any Participant’s employment at any time, with or without Cause, nor confer upon any Participant any right to continue in the employ of the Corporation.
17.2	PARTICIPATION. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

Article 18. Amendment, Modification, Extension, Renewal, and Termination

Subject to the requirements of Code Section 409A, Code Section 424, and the Plan, the Committee may modify, extend, or renew outstanding Awards, or accept the surrender of outstanding Awards (to the extent not previously exercised and to the extent such surrender does not require shareholder approval as described below) granted under the Plan and authorize the granting of new Awards under the Plan in substitution of such Awards, and the modified, extended, renewed, or substituted Awards may have any provisions that are authorized by the Plan. The Board or Committee may at any time and from time to time, alter, amend, suspend, or terminate the Plan in whole or in part. Notwithstanding any provision to the contrary, however, the Committee shall not have the authority to, without shareholder approval, (1) change the limits set forth in Article 4.1, (2) change the minimum Option Price, (3)

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change eligible Participants to receive Awards, (4) reprice or alter the Option Price of any Option or exercise price of any SAR, previously awarded to any Participant, whether through amendment, exchange, cancellation and replacement grant, taking any action that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded, or any other means, (5) buy out or cancel an existing Option or SAR (or accept the surrender thereof) in exchange for an amount of cash or Shares when the Fair Market Value of the Shares covered by the Option or SAR is less than the Option Price or exercise price of the SAR, or (6) permit the purchase of Shares subject to any unvested Option or SAR or waive the vesting requirement of any unvested Award except as a result of (a) a Change in Control, (b) the death of a Participant, or (c) a Participant’s separation from service with the Corporation as defined in accordance with Code Section 409A) due to Retirement or involuntary termination without Cause. Notwithstanding any provision of the Plan to the contrary, if the Committee determines that any Award may or does not comply with Code Section 409A, the Corporation may amend the Plan and the affected Award Agreement, or take any other action, without the Participant’s consent, that the Committee believes necessary or appropriate to (1) exempt the Plan and any Award from the application of Code Section 409A, or (2) comply with the requirements of Code Section 409A.

Article 19. Withholding

19.1	TAX WITHHOLDING. The Corporation shall have the power and the right to deduct or withhold, or require a Participant to remit to the Corporation, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.
19.2	SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options, upon the lapse of restrictions on Restricted Stock, RSUs, SARs, or Deferred Stock Units, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect to satisfy the tax withholding requirement, in whole or in part, by (i) having the Corporation withhold Shares having a Fair Market Value on the date the tax is to be determined in an amount that does not exceed the maximum individual statutory tax rate in a given jurisdiction, or such other amount that does not trigger adverse accounting treatment under ASC 718 or any successor thereto, as determined by the Committee, or (ii) the delivery of shares to the Corporation (including attestation) having a Fair Market Value equal to the amount of the tax withholding obligations related to the transaction. All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate. Delivery or withholding of fractional Shares shall not be permitted.

Article 20. Forfeiture

Except on or after a Change in Control or as otherwise provided in the applicable Award Agreement, and notwithstanding any other provisions in the Plan, in the event of:

(1) a serious breach of conduct by a Participant or former Participant (including, without limitation, any conduct prejudicial to or in conflict with the Corporation or any securities laws violations including any violations under the Sarbanes-Oxley Act of 2002), or

(2) any activity of a Participant or former Participant in which the Participant or former Participant solicits or takes away customers or potential customers with whom the Participant or former Participant had contact with or responsibility for during the Participant’s or former Participant’s employment with the Corporation (individually and collectively referred to as “Misconduct”), the Committee shall (a) terminate any outstanding Award granted to the Participant, in whole or in part, whether or not vested, and (b) if such Misconduct occurs within three (3) years of the exercise or payment of an Award, require the Participant or former Participant to repay the Corporation any gain realized or payment received upon the exercise or payment of such Award (with such gain or repayment valued as of the date of exercise or payment), without regard to when such Misconduct is actually discovered by the Corporation. Such termination or repayment obligation shall be effective as of the date specified by the Committee. Any repayment obligation may be satisfied in Shares or cash or a combination thereof (based upon the Fair Market Value of the Shares on the day prior to the repayment) and the Committee may provide for an offset of any future payments owed by the Corporation to such person if necessary to satisfy the repayment obligation. The determination of whether any Participant or former Participant has engaged in a serious breach of conduct or any prohibited solicitation shall be determined by the Committee in good faith and in its sole discretion.

Further, notwithstanding any provision of the Plan to the contrary, a Participant’s rights with respect to any Award shall be subordinated to any right the Corporation has to recover amounts under the Award under any agreement with the Participant or the Corporation’s Financial Restatement Recoupment Policy (“Financial Restatement Policy”), or successor or other clawback policy adopted consistent with the listing standards of The Nasdaq Stock Market, Section 10D of the Exchange Act, Rule 10D-1 of the Exchange Act, and any other applicable rules and regulations promulgated thereunder from time to time. In addition, if the Committee determines that a Participant (1) took unnecessary or excessive risk, (2) manipulated earnings, or (3) engaged in any misconduct described in the Huntington Bancshares Incorporated Recoupment Policy (the “Recoupment Policy”), the Committee shall terminate the Participant’s participation in this Plan and require repayment of any amount previously paid under this Plan in accordance with the terms of the Recoupment Policy, any other applicable policy of the Corporation, and any other applicable laws and regulations.

Huntington Bancshares Incorporated 2024 Proxy Statement	171

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Article 21. Indemnification

Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Corporation against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Corporation’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Corporation an opportunity at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation’s Charter or Bylaws, as a matter of law, or otherwise, or any power that the Corporation may have to indemnify them or hold them harmless.

Article 22. Successors

All obligations of the Corporation under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Corporation, whether the existence of such successor is the result of a direct or indirect purchase of all or substantially all of the business and/or assets of the Corporation, or a merger, consolidation, or otherwise.

Article 23. Unfunded Plan

The Plan shall be unfunded and the Corporation shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of the Company to any person with respect to any Awards under the Plan shall be based solely upon any contractual obligations that may be effected pursuant to the Plan. Except as provided herein, no such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.

Article 24. Notification Under Code Section 83(B)

If the Participant, in connection with the exercise of any Option, or the grant of Shares from an Award of SARs, or Restricted Stock, desires to make the election permitted under Code Section 83(b) to include in such Participant’s gross income in the year of transfer the amounts specified in Code Section 83(b), then such Participant shall notify the Corporation of the desired election within ten (10) days before the filing of the notice of the election with the Internal Revenue Service in addition to any filing and notification required under regulations issued under Code Section 83(b). The Committee may, in connection with the grant of an Award or at any time thereafter before such an election being made, prohibit a Participant from making the election described above.

Article 25. Other Plans

Nothing in this Plan shall be construed as limiting the authority of the Committee, the Board of Directors, the Corporation, or any Subsidiary to establish any other compensation plan, or as in any way limiting its or their authority to pay bonuses or supplemental compensation to any persons employed by the Company or a Subsidiary, whether or not such person is a Participant in this Plan and regardless of how the amount of such compensation or bonus is determined.

Article 26. Legal Construction

26.1	GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.
26.2	SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included, but only if the intent of the Plan can be implemented without such severed provision.
26.3	REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
26.4	GOVERNING LAW. In order to benefit Participants by establishing a uniform application of law with respect to the administration of the Plan, the Plan and all agreements hereunder shall be interpreted in accordance with Ohio law, except to the extent superseded by federal law and without regard to any choice of law provisions. Any suit, action, or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with this Plan, shall be brought in any court of the State of Ohio and of the United States for the Southern District of Ohio. The Corporation, each Participant, and any related parties irrevocably and unconditionally consent to the exclusive jurisdiction of such courts in any such litigation related to this Plan and any agreements hereunder, such parties irrevocably and unconditionally waive any objection that venue is improper or that such litigation has been brought in an inconvenient forum.

Huntington Bancshares Incorporated 2024 Proxy Statement	172

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26.5	CODE SECTION 409A. Anything under the Plan or an Award Agreement to the contrary notwithstanding, to the extent applicable, it is intended that Awards under the Plan be administered, interpreted, and construed in a manner necessary to comply with Code Section 409A or, to the extent administratively practicable, an exception to Code Section 409A. An Award that provides for a “deferral of compensation” subject to Code Section 409A shall comply with the provisions of Code Section 409A, and the Plan and all applicable Awards shall be construed and applied in a manner consistent with this intent. In furtherance thereof, any amount constituting a “deferral of compensation” under Treasury Regulation Section 1.409A-1(b) that is payable to a Participant upon a Retirement or other termination of service will be payable only if such event qualifies as a separation from service of the Participant (within the meaning of Treasury Regulation Section 1.409A-1(h)). Further, any amount constituting a “deferral of compensation” under Treasury Regulation Section 1.409A-1(b) that is payable to a Participant upon the Participant’s separation from service (other than due to the Participant’s death), occurring while the Participant shall be a “specified employee” (within the meaning of Treasury Regulation Section 1.409A-1(i) and the Corporation’s Executive Deferred Compensation Plan (or any successor thereto)) of the Company or Subsidiary, shall not be paid until the earlier of (a) the date that is six months following such separation from service or (b) the date of the Participant’s death following such separation from service. The grant of Options and SARs shall be granted under terms and conditions consistent with Treasury Regulation Section 1.409A-1(b)(5) such that any such Award does not constitute a “deferral of compensation” under Code Section 409A. It is further intended that distribution events under an Award qualify as permissible distribution events for purposes of Code Section 409A or an applicable exception, and this Plan and Award Agreements shall be interpreted accordingly. Neither the Corporation nor any Participant may accelerate or delay payment, settlement, or exercise of any Award except to the extent permitted under Code Section 409A or an applicable exception.
26.6	NO LIABILITY WITH RESPECT TO ADVERSE TAX TREATMENT. Notwithstanding any provision of this Plan to the contrary, in no event shall the Corporation or any Subsidiary be liable to a Participant on account of an Award’s failure to (i) qualify for favorable U.S., foreign, state, local, or other tax or withholding treatment or (ii) avoid adverse tax or withholding treatment under U.S., foreign, state, local, or other law, including, without limitation, Code Section 409A.

Huntington Bancshares Incorporated 2024 Proxy Statement	173

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Glossary

Acronym/Term	Definition
401(k) Plan	Huntington 401(k) Plan
2018 Plan	Huntington Bancshares Incorporated Amended and Restated 2018 Long-Term Incentive Plan
AI	Artifical Intelligence
API	Application Programming Interface
ASC	Accounting Standards Codification
B2B	Business-to-Business
B2C	Business-to-Consumer
Bank	The Huntington National Bank
Board	Board of Directors of Huntington Bancshares Incorporated
Broker	Brokerage firms, banks, trustees, other nominees, or similar entities
CAP	Compensation Actually Paid
CCO	Chief Credit Officer
CD&A	Compensation Discussion and Analysis
CDP	Formerly known as the Carbon Disclosure Project
CEO	Chief Executive Officer
CFPB	Bureau of Consumer Financial Protection
CFO	Chief Financial Officer
CHRO	Chief Human Resources Officer
Code	Internal Revenue Code
Company	Huntington Bancshares Incorporated
CRO	Chief Risk Officer
DEI	Diversity, Equity, and Inclusion
EDCP	Executive Deferred Compensation Plan
EEO-1	Equal Employment Opportunity Reporting Standard
ELT	Executive Leadership Team
EPS	Diluted Earnings Per Share
ESG	Environmental, Social, and Governance
Exchange Act	Securities Exchange Act of 1934, as amended
FASB	Financial Accounting Standards Board
FDIC	Federal Deposit Insurance Corporation
Federal Reserve	The Board of Governors of the Federal Reserve System
FFIEC	Federal Financial Institutions Examination Council

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Acronym/Term	Definition
FTE	Fully-Taxable Equivalent
FY	Fiscal Year
FYE	Full Year End
GAAP	Generally Accepted Accounting Principles in the United States
GHG	Greenhouse Gas
HRCC	Human Resources and Compensation Committee
Huntington	Huntington Bancshares Incorporated
Huntington Bank	The Huntington National Bank
Huntington Supplemental Plan	Huntington Supplemental 401(k) Plan (formerly the Huntington Supplemental Stock Purchase and Tax Savings Plan and Trust), as amended
IRS	Internal Revenue Service
ISO	Incentive Stock Option
LTI	Long-Term Incentive
M&A	Mergers & Acquisitions
MIP	Management Incentive Plan
MSR	Mortgage Servicing Rights
NESG Committee	Nominating and ESG Committee
NEO	Named Executive Officer
OCC	Office of the Comptroller of the Currency
PAC	Political Action Committee
PCAF	Partnership for Carbon Accounting Financials
PCAOB	Public Company Accounting Oversight Board
Pearl Meyer	Pearl Meyer & Partners, LLC
PLQ	People Leader Quotient
PPNR	Pre-Provision Net Revenue
PSU	Performance Stock Unit
PTPP	Pre-Tax Pre-Provision
PwC	PricewaterhouseCoopers LLP
Record Date	February 14, 2024
Retirement Plan	Huntington Bancshares Retirement Plan
ROTCE	Return on Average Tangible Common Equity
RPS	Retirement Plan Services
RSU	Restricted Stock Unit
S&P	Standard and Poor
SAR	Stock Appreciation Right
SASB	Sustainability Accounting Standards Board

Huntington Bancshares Incorporated 2024 Proxy Statement	175

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Acronym/Term	Definition
SBA	U.S. Small Business Administration
SEC	Securities Exchange Commission
SRIP	Supplemental Retirement Income Plan, as amended
TCF	TCF Financial Corporation
TCF Merger	Merger of TCF Financial Corporation into Huntington Bancshares Incorporated and TCF National Bank into The Huntington National Bank
TCF Supplemental Plan	TCF 401K Supplemental Plan, as amended
TCFD	Task Force on Climate-Related Financial Disclosures
TSR	Total Shareholder Return
UDAAP	Unfair, Deceptive, or Abusive Acts and Practices
VRP	Voluntary Retirement Program

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Huntington
Welcome.

AWARDS AND RECOGNITIONS

- Huntington ranked **Highest in Customer Satisfaction with Mobile Banking Apps** among Regional Banks five years in a row by J.D. Power in 2023.[1]
- Huntington's internship program ranked #1 in Financial Services by Vault in 2023.
- **Great Place to Work Certified** in 2023 (5th consecutive year).
- Received a **100% score on the Disability Equality Index** 2023 (7th consecutive year).
- Received a 100% score on the Corporate Equality Index 2023 by the Human Rights Campaign Foundation (10th consecutive year).
- Named a winner of the **APEX Award by Training Magazine** (formerly known as the Training Top 100) by Training Magazine (5th consecutive year).
- **Huntington is #1 in the nation in number of SBA 7(a) loans** from October 1, 2017, to September 30, 2023.[2]
- Huntington recognized as one of America's 500 Most Responsible Companies four years in a row by Newsweek in 2023.
- Huntington's Lift Local Business program received the 2023 Community Commitment Award for Economic Inclusion from the American Bankers Association Foundation.
- Huntington earned the top ranking in customer satisfaction with retail banking in the North Central region and Pennsylvania in the J.D. Power 2023 U.S. Retail Banking Satisfaction Study.[3]

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Huntington
Welcome.®

Huntington Bancshares Incorporated
Huntington Center | 41 South High Street, Columbus, Ohio 43287
800-480-2265 | huntington.com

The Huntington National Bank, Member FDIC. ®, Huntington® and Huntington. Welcome.® are federally registered service marks of Huntington Bancshares Incorporated. ©2024 Huntington Bancshares Incorporated.

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Huntington VOTE

YOUR VOTE IS IMPORTANT

The meeting will be held on April 17, 2024, at 2:00 p.m. (Eastern Time). All votes must be received by the end of the meeting.

SCAN
the QR code or visit envisionreports.com/HBAN to vote your shares

CALL
1-800-652-VOTE (8683) within the USA, US territories and CA

2024 ANNUAL MEETING – PROXY CARD

Attend the meeting on April 17, 2024, at 2:00 p.m. (Eastern Time), virtually at meetnow.global/MWWP7JU.

↓ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED:

1. Election of Directors:

Nominee	For	Against	Abstain	Nominee	For	Against	Abstain	Nominee	For	Against	Abstain
01 - Alanna Y. Cotton	☐	☐	☐	02 - Ann B. Crane	☐	☐	☐	03 - Rafael A. Diaz-Granados	☐	☐	☐
04 - Gina D. France	☐	☐	☐	05 - J. Michael Hochschwender	☐	☐	☐	06 - John C. Inglis	☐	☐	☐
07 - Richard H. King	☐	☐	☐	08 - Katherine M. A. Kline	☐	☐	☐	09 - Richard W. Neu	☐	☐	☐
10 - Kenneth J. Phelan	☐	☐	☐	11 - David L. Porteous	☐	☐	☐	12 - Teresa H. Shea	☐	☐	☐
13 - Roger J. Sit	☐	☐	☐	14 - Stephen D. Steinour	☐	☐	☐	15 - Jeffrey L. Tate	☐	☐	☐
16 - Gary Torgow	☐	☐	☐								

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2 THROUGH 4:

Proposal	For	Against	Abstain
2. An advisory resolution to approve, on a non-binding basis, the compensation of executives as disclosed in the accompanying proxy statement.	☐	☐	☐
3. The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2024.	☐	☐	☐
4. Approval of the Huntington Bancshares Incorporated 2024 Long-Term Incentive Plan.	☐	☐	☐

5. Any other business that properly comes before the meeting.

1 U P X HBAN +

03XYGC

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ATTEND

YOUR VOTE MATTERS

- Have a voice
- Keep your account active
- Stay informed

To access the virtual meeting, you must have the login details in the white circle located on the reverse side.

SAVE PAPER AND TIME...

To receive meeting materials by email, enroll at envisionreports.com/HBAN.

↓ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ↓

2024 ANNUAL MEETING – PROXY CARD

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Proxy Solicited by the Board of Directors for Annual Meeting — April 17, 2024

The undersigned shareholder of Huntington Bancshares Incorporated, a Maryland corporation ("Huntington"), hereby appoints Kenneth K. Bellaire, Anne C. Kruger, and Erin F. Siegfried, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Huntington Annual Meeting of Shareholders to be held on Wednesday, April 17, 2024, virtually via the internet at 2:00 p.m. Eastern Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

Huntington's Board of Directors recommends a vote FOR each of the nominees for director, and FOR proposals 2 - 4.

IF THIS PROXY IS PROPERLY EXECUTED AND NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST: FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED HEREIN; FOR AN ADVISORY RESOLUTION TO APPROVE, ON A NON-BINDING BASIS, THE COMPENSATION OF EXECUTIVES AS DISCLOSED IN THE ACCOMPANYING PROXY STATEMENT; FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024; AND FOR THE APPROVAL OF THE HUNTINGTON BANCSHARES INCORPORATED 2024 LONG-TERM INCENTIVE PLAN. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Participants in the Huntington 401(k) Plan (the "Huntington Plan"): This card also constitutes voting instructions to the Trustees of the Huntington Plan, Fidelity Management Trust Company. IF NO DIRECTION IS MADE, THE TRUSTEE WILL VOTE THE PARTICIPANT'S SHARES IN THE SAME PROPORTION ON EACH PROPOSAL AS IT VOTES THE SHARES CREDITED TO PARTICIPANTS' ACCOUNTS FOR WHICH IT HAS RECEIVED VOTING INSTRUCTIONS.

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO COUNT; PLEASE DATE AND SIGN BELOW.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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